                                                                    EXHIBIT 10.1

                                                          [Conformed Copy with
                                                          EXHIBITS E, F and G
                                                          Conformed as Executed]

================================================================================


                                CREDIT AGREEMENT

                                     among

                          DADE BEHRING HOLDINGS, INC.,

                               DADE BEHRING INC.,

                           DADE BEHRING HOLDING GmbH,

                         VARIOUS LENDING INSTITUTIONS,

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                                      and
                      MORGAN STANLEY SENIOR FUNDING, INC.,
                          AS CO-DOCUMENTATION AGENTS,

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
           AS SYNDICATION AGENT, CO-ARRANGER AND CO-LEAD BOOK RUNNER,

                                      and

                             BANKERS TRUST COMPANY,
                            AS ADMINISTRATIVE AGENT,
                      CO-ARRANGER AND CO-LEAD BOOK RUNNER

                      ___________________________________

                           Dated as of June 29, 1999
                      ___________________________________

                $1,100,000,000 Senior Secured Credit Facilities
         E144,815,601.47 Senior Secured Multi-Currency Credit Facility

================================================================================

                               TABLE OF CONTENTS
                               -----------------

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SECTION 1.  Amount and Terms of Credit........................................................................................     1

     1.01  Commitments........................................................................................................     1
     1.02  Minimum Borrowing Amounts, etc.....................................................................................     5
     1.03  Notice of Borrowing................................................................................................     5
     1.04  Disbursement of Funds..............................................................................................     6
     1.05  Notes..............................................................................................................     7
     1.06  Conversions........................................................................................................     9
     1.07  Pro Rata Borrowings................................................................................................    10
     1.08  Interest...........................................................................................................    10
     1.09  Interest Periods...................................................................................................    11
     1.10  Increased Costs, Illegality, etc...................................................................................    12
     1.11  Compensation.......................................................................................................    15
     1.12  Lending Offices; Changes Thereto...................................................................................    16
     1.13  Replacement of Banks...............................................................................................    16
     1.14  Special Provisions Regarding B Revolving Loan Commitments and Indemnifying Banks...................................    17

SECTION 2.  Letters of Credit.................................................................................................    20

     2.01  Letters of Credit..................................................................................................    20
     2.02  Letter of Credit Requests; Notices of Issuance.....................................................................    22
     2.03  Agreement to Repay Letter of Credit Drawings.......................................................................    22
     2.04  Letter of Credit Participations....................................................................................    23
     2.05  Increased Costs....................................................................................................    25

SECTION 3.  Fees; Commitments.................................................................................................    26

     3.01  Fees...............................................................................................................    26
     3.02  Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment...................................    27
     3.03  Mandatory Adjustments of Commitments, etc..........................................................................    27

SECTION 4.  Payments..........................................................................................................    29

     4.01  Voluntary Prepayments..............................................................................................    29
     4.02  Mandatory Prepayments..............................................................................................    30
     4.03  Method and Place of Payment........................................................................................    37
     4.04  Net Payments.......................................................................................................    38

SECTION 5.  Conditions Precedent..............................................................................................    40
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                                       i
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     5.01  Execution of Agreement; Notes......................................................................................    41
     5.02  No Default; Representations and Warranties.........................................................................    41
     5.03  Officer's Certificate..............................................................................................    41
     5.04  Notice of Borrowing; Letter of Credit Request......................................................................    41
     5.05  Corporate Proceedings..............................................................................................    41
     5.06  Adverse Change, etc................................................................................................    42
     5.07  Litigation.........................................................................................................    42
     5.08  Approvals..........................................................................................................    42
     5.09  Consummation of the Transaction....................................................................................    42
     5.10  Security Documents.................................................................................................    43
     5.11  Subsidiary Guaranty................................................................................................    45
     5.12  Opinions of Counsel................................................................................................    45
     5.13  Mortgages; Title Insurance; Surveys, etc...........................................................................    45
     5.14  Plans; Collective Bargaining Agreements; Existing Indebtedness Agreements; Shareholders' Agreements; Management
               Agreements; Employment Agreements; Non-Compete Agreements; Tax Allocation Agreements; Material Contracts.......    46
     5.15  Solvency Certificate; Insurance Analyses...........................................................................    47
     5.16  Pro Forma Balance Sheets...........................................................................................    47
     5.17  Projections........................................................................................................    48
     5.18  Existing Indebtedness..............................................................................................    48
     5.19  Payment of Fees....................................................................................................    48
     5.20  Compliance With Senior Subordinated Note Indenture.................................................................    48

SECTION 6.  Representations, Warranties and Agreements........................................................................    49

     6.01  Corporate Status...................................................................................................    49
     6.02  Corporate Power and Authority......................................................................................    49
     6.03  No Violation.......................................................................................................    49
     6.04  Litigation.........................................................................................................    50
     6.05  Use of Proceeds; Margin Regulations................................................................................    50
     6.06  Governmental Approvals.............................................................................................    50
     6.07  Investment Company Act.............................................................................................    51
     6.08  Public Utility Holding Company Act.................................................................................    51
     6.09  True and Complete Disclosure.......................................................................................    51
     6.10  Financial Condition; Financial Statements..........................................................................    51
     6.11  Security Interests.................................................................................................    52
     6.12  Representations and Warranties in Other Documents..................................................................    52
     6.13  Transaction........................................................................................................    53
     6.14  Special Purpose Corporation........................................................................................    53
     6.15  Compliance with ERISA..............................................................................................    53
     6.16  Capitalization.....................................................................................................    54
     6.17  Subsidiaries.......................................................................................................    55
     6.18  Intellectual Property..............................................................................................    55
     6.19  Compliance with Statutes, etc......................................................................................    55

                                      ii
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     6.20  Environmental Matters..............................................................................................    55
     6.21  Properties.........................................................................................................    56
     6.22  Labor Relations....................................................................................................    56
     6.23  Tax Returns and Payments...........................................................................................    57
     6.24  Existing Indebtedness..............................................................................................    57
     6.25  Subordination......................................................................................................    57
     6.26  Year 2000 Compliance...............................................................................................    57

SECTION 7.  Affirmative Covenants.............................................................................................    58

     7.01  Information Covenants..............................................................................................    58
     7.02  Books, Records and Inspections.....................................................................................    61
     7.03  Insurance..........................................................................................................    61
     7.04  Payment of Taxes...................................................................................................    61
     7.05  Corporate Franchises...............................................................................................    62
     7.06  Compliance with Statutes, etc......................................................................................    62
     7.07  Compliance with Environmental Laws.................................................................................    62
     7.08  ERISA..............................................................................................................    62
     7.09  Good Repair........................................................................................................    63
     7.10  End of Fiscal Years; Fiscal Quarters...............................................................................    63
     7.11  Additional Security; Further Assurances............................................................................    64
     7.12  Interest Rate Protection...........................................................................................    64
     7.13  Register...........................................................................................................    65
     7.14  Maintenance of Corporate Separateness..............................................................................    65
     7.15  Baxter PIK Notes; Baxter Preferred Stock; Permitted Holdings PIK Securities........................................    65
     7.16  Foreign Subsidiaries Security......................................................................................    66
     7.17  Contributions; Payments............................................................................................    67
     7.18  Accounts Receivable Facility Transaction...........................................................................    67
     7.19  Year 2000 Compliance...............................................................................................    67
     7.20  Excluded Pledge Subsidiaries.......................................................................................    68

SECTION 8.  Negative Covenants................................................................................................    68

     8.01  Changes in Business................................................................................................    68
     8.02  Consolidation, Merger, Sale or Purchase of Assets, etc.............................................................    69
     8.03  Liens..............................................................................................................    74
     8.04  Indebtedness.......................................................................................................    76
     8.05  Designated Senior Debt.............................................................................................    79
     8.06  Advances, Investments and Loans....................................................................................    79
     8.07  Dividends, etc.....................................................................................................    83
     8.08  Transactions with Affiliates.......................................................................................    86
     8.09  Capital Expenditures...............................................................................................    87
     8.10  Consolidated Interest Coverage Ratio...............................................................................    88
     8.11  Adjusted Leverage Ratio............................................................................................    89

                                      iii
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     8.12  Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation,
               By-Laws and Certain Other Agreements; Issuance of Capital Stock; etc...........................................    90
     8.13  Limitation on Certain Restrictions on Subsidiaries.................................................................    91
     8.14  Limitation on the Creation of Subsidiaries.........................................................................    91
     8.15  German Stock Corporation...........................................................................................    92

SECTION 9.  Events of Default.................................................................................................    92

     9.01  Payments...........................................................................................................    92
     9.02  Representations, etc...............................................................................................    92
     9.03  Covenants..........................................................................................................    92
     9.04  Default Under Other Agreements.....................................................................................    92
     9.05  Bankruptcy, etc....................................................................................................    93
     9.06  ERISA..............................................................................................................    93
     9.07  Security Documents.................................................................................................    94
     9.08  Guaranties.........................................................................................................    94
     9.09  Judgments..........................................................................................................    94
     9.10  Ownership..........................................................................................................    94
     9.11  Accounts Receivable Facility.......................................................................................    94

SECTION 10.  Definitions......................................................................................................    95

SECTION 11.  The Agents.......................................................................................................   136

     11.01  Appointment.......................................................................................................   136
     11.02  Delegation of Duties..............................................................................................   136
     11.03  Exculpatory Provisions............................................................................................   136
     11.04  Reliance by Agents................................................................................................   137
     11.05  Notice of Default.................................................................................................   137
     11.06  Non-Reliance on Agents and Other Banks............................................................................   137
     11.07  Indemnification...................................................................................................   138
     11.08  Agents in their Individual Capacities.............................................................................   138
     11.09  Holders...........................................................................................................   139
     11.10  Resignation of an Agent; Successor Agents.........................................................................   139
     11.11  Other Agents......................................................................................................   140

SECTION 12.  Miscellaneous....................................................................................................   140

     12.01  Payment of Expenses, etc..........................................................................................   140
     12.02  Right of Setoff; Collateral Matters...............................................................................   140
     12.03  Notices...........................................................................................................   141
     12.04  Benefit of Agreement..............................................................................................   141
     12.05  No Waiver; Remedies Cumulative....................................................................................   144
     12.06  Payments Pro Rata.................................................................................................   145
     12.07  Calculations; Computations........................................................................................   145
     12.08  Governing Law; Submission to Jurisdiction; Venue..................................................................   146

                                      iv
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     12.09  Counterparts......................................................................................................   147
     12.10  Effectiveness.....................................................................................................   147
     12.11  Headings Descriptive..............................................................................................   147
     12.12  Amendment or Waiver; etc..........................................................................................   147
     12.13  Survival..........................................................................................................   149
     12.14  Domicile of Loans.................................................................................................   149
     12.15  Confidentiality...................................................................................................   149
     12.16  Waiver of Jury Trial..............................................................................................   150
     12.17  Judgment Currency.................................................................................................   150
     12.18  Euro..............................................................................................................   150
     12.19  Limitation on Additional Amounts, etc.............................................................................   151
     12.20  Post-Closing Actions..............................................................................................   151
     12.21  Senior Subordinated Notes.........................................................................................   152

SECTION 13.  Holdings Guaranty................................................................................................   153
     13.01  The Guaranty......................................................................................................   153
     13.02  Bankruptcy........................................................................................................   153
     13.03  Nature of Liability...............................................................................................   153
     13.04  Independent Obligation............................................................................................   153
     13.05  Authorization.....................................................................................................   154
     13.06  Reliance..........................................................................................................   155
     13.07  Subordination.....................................................................................................   155
     13.08  Waiver............................................................................................................   155
     13.09  Nature of Liability...............................................................................................   157
     13.10  Payment...........................................................................................................   157

SECTION 14.  U.S. Borrower Guaranty...........................................................................................   157

     14.01  The Guaranty......................................................................................................   157
     14.02  Bankruptcy........................................................................................................   158
     14.03  Nature of Liability...............................................................................................   158
     14.04  Independent Obligation............................................................................................   158
     14.05  Authorization.....................................................................................................   158
     14.06  Reliance..........................................................................................................   159
     14.07  Subordination.....................................................................................................   159
     14.08  Waiver............................................................................................................   160
     14.09  Nature of Liability...............................................................................................   161
     14.10  Payment...........................................................................................................   162

ANNEX I             List of Banks
ANNEX II            Bank Addresses
ANNEX III           Real Properties
ANNEX IV            Projections
ANNEX V             Subsidiaries

                                       v
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                                                                            Page
                                                                            ----

ANNEX VI            Insurance
ANNEX VII           Existing Indebtedness
ANNEX VIII          Existing Liens
ANNEX IX            Taxes
ANNEX X             Capital Stock
ANNEX XI            Existing Investments
ANNEX XII           Existing Letters of Credit
ANNEX XIII          Excluded Pledge Subsidiaries

EXHIBIT A-1    -   Form of Notice of Borrowing
EXHIBIT A-2    -   Form of Letter of Credit Request
EXHIBIT B-1    -   Form of A Term Note
EXHIBIT B-2    -   Form of B Term Note
EXHIBIT B-3    -   Form of C Term Note
EXHIBIT B-4    -   Form of A Revolving Note
EXHIBIT B-5    -   Form of B Revolving Note
EXHIBIT B-6    -   Form of A Swingline Note
EXHIBIT B-7    -   Form of B Swingline Note
EXHIBIT C      -   Form of Section 4.04(b)(ii) Certificate
EXHIBIT D      -   Form of Officers' Certificate
EXHIBIT E      -   Form of Pledge Agreement
EXHIBIT F      -   Form of Security Agreement
EXHIBIT G      -   Form of Subsidiary Guaranty
EXHIBIT H-1    -   Form of Opinion of Kirkland & Ellis
EXHIBIT H-2    -   Form of Opinion of Oppenhoff & Radler
EXHIBIT I      -   Form of Solvency Certificate
EXHIBIT J      -   Form of Subordination Provisions
EXHIBIT K      -   Form of Assignment and Assumption Agreement
EXHIBIT L      -   Form of Intercompany Note
EXHIBIT M      -   Form of Baxter PIK Note
EXHIBIT N      -   Form of Shareholder Subordinated Note
EXHIBIT O      -   Form of Baxter Preferred Stock
EXHIBIT P      -   Form of U.S. Borrower Subordinated Note

          CREDIT AGREEMENT, dated as of June 29, 1999 among DADE BEHRING HOLDINGS, INC., a Delaware corporation ("Holdings"), DADE BEHRING INC., a Delaware corporation (the "U.S. Borrower"), DADE BEHRING HOLDING GmbH (the "German Borrower") (the U.S. Borrower and the German Borrower, each a "Borrower" and together the "Borrowers"), the lenders from time to time party hereto (each, a "Bank" and, collectively, the "Banks"), DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, Co-Arranger and Co-Lead Book Runner, and BANKERS TRUST COMPANY, as Administrative Agent, Co-Arranger and Co-Lead Book Runner. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available the credit facilities provided herein;

          NOW, THEREFORE, IT IS AGREED:

          SECTION 1.  Amount and Terms of Credit.
                      --------------------------

          1.01  Commitments.  (A)  Subject to and upon the terms and conditions
                -----------
herein set forth, each Bank severally agrees to make a loan or loans (each, a "U.S. Loan" and collectively, the "U.S. Loans") to the U.S. Borrower, which loans shall be drawn, to the extent such Bank has a commitment under such Facility, under the A Term Loan Facility, the B Term Loan Facility, the C Term Loan Facility, and the A Revolving Loan Facility, as set forth below:

          (a) Loans under the A Term Loan Facility (each, an "A Term Loan" and, collectively, the "A Term Loans") (i) shall be incurred by the U.S. Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in U.S. Dollars, (iii) may, at the option of the U.S. Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that all A
                                                         --------
     Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of A Term Loans of the same Type and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Initial Borrowing Date that aggregate principal amount which equals the A Term Loan Commitment, if any, of such Bank at such time. Once repaid, A Term Loans may not be reborrowed.

          (b) Each loan under the B Term Loan Facility (each, a "B Term Loan" and, collectively, the "B Term Loans") (i) shall be incurred by the U.S. Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in U.S. Dollars, (iii) may, at the option of the U.S. Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that all B
                                                         --------
     Term

     Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of B Term Loans of the same Type and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Initial Borrowing Date that aggregate principal amount which equals the B Term Loan Commitment, if any, of such Bank at such time. Once repaid, B Term Loans may not be reborrowed.

          (c) Each loan under the C Term Loan Facility (each, a "C Term Loan" and, collectively, the "C Term Loans") (i) shall be incurred by the U.S. Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in U.S. Dollars, (iii) may, at the option of the U.S. Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that all C
                                                         --------
     Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of C Term Loans of the same Type and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Initial Borrowing Date that aggregate principal amount which equals the C Term Loan Commitment, if any, of such Bank at such time. Once repaid, C Term Loans may not be reborrowed.

          (d) Each loan under the A Revolving Loan Facility (each, a "A Revolving Loan" and, collectively, the "A Revolving Loans") (i) may be incurred by the U.S. Borrower at any time and from time to time on and after the Initial Borrowing Date and prior to the A Revolving Loan Maturity Date, (ii) shall be denominated in U.S. Dollars, (iii) may, at the option of the U.S. Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that all A Revolving Loans
                                          --------
     made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of A Revolving Loans of the same Type, (iv) may be repaid and reborrowed in accordance with the provisions hereof and (v) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when combined with (I) the aggregate principal amount of all other then outstanding A Revolving Loans made by such Bank and (II) such Bank's A RL Percentage, if any, of the A Swingline Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, A Revolving Loans or A Swingline Loans) at such time, equals the A Revolving Loan Commitment, if any, of such Bank at such time.

          (B) Subject to and upon the terms and conditions herein set forth, BTCo in its individual capacity agrees to make at any time and from time to time after the Initial Borrowing Date and prior to the A Swingline Expiry Date, a loan or loans to the U.S. Borrower (each, an "A Swingline Loan" and, collectively, the "A Swingline Loans"), which A Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) shall be denominated in U.S. Dollars, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all A Revolving Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, A Revolving Loans or A Swingline Loans) at such time, an amount equal to the Total A Revolving Loan Commitment then in effect and (v) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. BTCo shall not be obligated to make any A Swingline Loans at a time when a Bank Default exists unless BTCo has entered into arrangements satisfactory to it and the U.S. Borrower to eliminate BTCo's risk with respect to the Defaulting Bank's or Banks' participation in such A Swingline Loans, including by cash collateralizing such Defaulting Bank's or Banks' A RL Percentage of the outstanding A Swingline Loans. BTCo will not make an A Swingline Loan after it has received written notice from the U.S. Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as BTCo shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Banks.

          (C) On any Business Day, BTCo may, in its sole discretion, give notice to the A RL Banks that its outstanding A Swingline Loans shall be funded with a Borrowing of A Revolving Loans (provided that each such notice shall be deemed
                                --------
to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of A Revolving Loans constituting Base Rate Loans (each such Borrowing, a "A RL Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all A RL Banks pro rata based on each A RL Bank's A RL Percentage, and the proceeds
      --- ----
thereof shall be applied directly to repay BTCo for such outstanding A Swingline Loans. Each A RL Bank hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each A RL Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by BTCo, notwithstanding (i) that the amount of the A RL Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such A RL Mandatory Borrowing and (v) any reduction in the Total A Revolving Loan Commitment after any such A Swingline Loans were made. In the event that any A RL Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the U.S. Borrower), each A RL Bank (other than BTCo) hereby agrees that it shall forthwith purchase from BTCo (without recourse, representation or warranty, other than a representation and warranty that such A Swingline Loans are transferred free and clear of any liens) such assignment of the outstanding A Swingline Loans as shall be necessary to cause the A RL Banks to share in such A Swingline Loans ratably based upon their respective A RL Percentages, provided
                                                                        --------
that all interest payable on the A Swingline Loans shall be for the account of BTCo until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the A RL Bank purchasing same from and after such date of purchase.

          (D) Each B RL Bank severally agrees to make a loan or loans to one or more of the Borrowers (on a several basis) under the B Revolving Loan Facility (each, a "B Revolving Loan" and, collectively, the "B Revolving Loans"), which B Revolving Loans (i) may be incurred by the applicable Borrower at any time and from time to time on and after the Initial Borrowing Date and prior to the B Revolving Loan Maturity Date, (ii) shall be made and maintained in such Approved Currency as is requested by the applicable Borrower,
(iii) shall, at the option of the applicable Borrower, be incurred and maintained as and/or converted into, one or more Borrowings of B Revolving Loans, provided, that all B Revolving Loans made as part of the same Borrowing
       --------
shall, unless otherwise specifically provided herein, consist of B Revolving Loans of the same Type, (iv) may be repaid and reborrowed in accordance with the provisions hereof, (v) in the case of B Revolving Loans made to the U.S. Borrower, shall not exceed E50,000,000 in Principal Amount at any time outstanding and (vi) shall not exceed for any Bank at any time outstanding, that aggregate Principal Amount which, when added to (I) the aggregate Principal Amount of all other B Revolving Loans made by such Bank and then outstanding, and (II) such Bank's B RL Percentage, if any, of the B Swingline Loans then outstanding, equals the B Revolving Loan Commitment of such Bank at such time.

          (E) Subject to and upon the terms and conditions herein set forth, BTCo in its individual capacity agrees to make at any time and from time to time after the Initial Borrowing Date and prior to the B Swingline Expiry Date, a loan or loans to one or more of the Borrowers (on a several basis) (each, a "B Swingline Loan" and, collectively, the "B Swingline Loans"), which B Swingline Loans (i) shall be made and maintained in such Approved Currency as is requested by the applicable Borrower, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate Principal Amount at any time outstanding, when combined with the aggregate Principal Amount of all B Revolving Loans then outstanding, an amount equal to the Total B Revolving Loan Commitment then in effect and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. BTCo shall not be obligated to make any B Swingline Loans at a time when a Bank Default exists unless BTCo has entered into arrangements satisfactory to it and the relevant Borrower to eliminate BTCo's risk with respect to the Defaulting Bank's or Banks' participation in such B Swingline Loans, including by cash collateralizing such Defaulting Bank's or Banks' B RL Percentage of the outstanding B Swingline Loans. BTCo will not make a B Swingline Loan after it has received written notice from either Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as BTCo shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Banks.

          (F) On any Business Day, BTCo may, in its sole discretion, give notice to the B RL Banks that its outstanding B Swingline Loans shall be funded with a Borrowing of B Revolving Loans (provided that each such notice shall be deemed
                                --------
to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of B Revolving Loans in the relevant Approved Currency (each such Borrowing, a "B RL Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all B RL Banks pro rata based on each B RL Bank's B RL Percentage, and the proceeds
      --- ----
thereof shall be applied directly to repay BTCo for such outstanding B Swingline Loans. Each B RL Bank hereby irrevocably agrees to make B Revolving Loans upon one Business Day's notice pursuant to each B RL Mandatory Borrowing in the amount, in the relevant Approved Currency and in the manner specified in the preceding sentence and on the date specified in writing by BTCo, notwithstanding
(i) that the amount of the B RL Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such B RL Mandatory Borrowing and (v) any reduction in the Total B Revolving Loan Commitment after any such B Swingline Loans were made. In the event that any B RL Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the U.S. Borrower), each B RL Bank (other than BTCo) hereby agrees that it shall forthwith purchase from BTCo (without recourse, representation or warranty, other than a representation and warranty that such B Swingline Loans are transferred free and clear of any liens) such assignment of the outstanding B Swingline Loans as shall be necessary to cause the B RL Banks to share in such B Swingline Loans ratably based upon their respective B RL Percentages, provided that all interest payable
                                              --------
on the B Swingline Loans shall be for the account of BTCo until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the B RL Bank purchasing same from and after such date of purchase.

          1.02  Minimum Borrowing Amounts, etc.  The aggregate principal amount
                -------------------------------
of each Borrowing under a Facility shall not be less than the Minimum Borrowing Amount for such Facility. More than one Borrowing may be incurred on any day; provided, that at no time shall there be outstanding more than 20 Borrowings of
--------
Eurodollar Loans and more than 10 Borrowings of B Revolving Loans.

          1.03  Notice of Borrowing.  (a)  Whenever (I) the U.S. Borrower
                -------------------
desires to incur Loans under the A Term Loan Facility, the B Term Loan Facility, the C Term Loan Facility or the A Revolving Loan Facility (excluding Borrowings of A Swingline Loans and A RL Mandatory Borrowings), it shall give the Administrative Agent at its Notice Office, prior to 11:00 A.M. (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder and (II) a Borrower desires to incur B Revolving Loans, it shall give the Administrative Agent at its Notice Office prior to 11:00 A.M. (Local time) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of B Revolving Loans to be made hereunder. Each such notice (each, a "Notice of Borrowing") shall, except as provided in Section 1.10, be irrevocable, and, in the case of each written notice and each confirmation of telephonic notice, shall be in the form of Exhibit A-1, appropriately completed to specify (i) the Facility pursuant to which such Borrowing is to be made and, in the case of B Revolving Loans, the Approved Currency for such Loans, (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing (stated in the applicable Approved Currency in the case of B Revolving Loans), (iii) the date of such Borrowing (which shall be a Business Day), (iv) in the case of U.S. Loans, whether the respective Borrowing shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto and
(v) in case of B Revolving Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof, if any, and of the other matters covered by the Notice of Borrowing.

          (b) (i) Whenever (I) the U.S. Borrower desires to make a Borrowing of A Swingline Loans hereunder, it shall give BTCo not later than 12:00 Noon (New York time) on the day such A Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each A Swingline Loan to be made hereunder and (II) a Borrower desires to make a Borrowing of B Swingline Loans hereunder, it shall give BTCo not later than 12:00 Noon (Local time) on the day such B Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each B Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall specify in each case
(w) whether such Borrowing shall consist of A Swingline Loans or B Swingline Loans and, in the case of B Swingline Loans, the Approved Currency therefor,
(x) the date of such Borrowing (which shall be a Business Day), (y) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing (stated in the applicable Approved Currency in the case of B Swingline Loans) and (z) in the case of B Swingline Loans, the Interest Period to be initially applicable thereto.

          (ii) A RL Mandatory Borrowings shall be made upon the notice specified in Section 1.01(C), with the U.S. Borrower irrevocably agreeing, by its incurrence of any A Swingline Loan, to the making of A RL Mandatory Borrowings as set forth in such Section.

          (iii) B RL Mandatory Borrowings shall be made upon the notice specified in Section 1.01(F), with each Borrower irrevocably agreeing, by its incurrence of any B Swingline Loan, to the making of B RL Mandatory Borrowings as set forth in such Section.

          (c) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent or BTCo (in the case of a Borrowing of Swingline Loans) or the respective Letter of Credit Issuer (in the case of Letters of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, BTCo or such Letter of Credit Issuer, as the case may be, in good faith to be from an Authorized Officer of such Borrower. In each such case, each Borrower hereby waives the right to dispute the Administrative Agent's, BTCo's or such Letter of Credit Issuer's record of the terms of such telephonic notice.

          1.04  Disbursement of Funds.  (a)  No later than 1:00 P.M. (Local
                ---------------------
time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, not later than 2:00 P.M. (Local time) on the date specified in
Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (Local time) on the date specified in Section 1.01(C) or (F), as applicable), each Bank with a Commitment under the respective Facility will make available its pro rata share, if any, of each Borrowing requested to be made on
              --- ----
such date (or in the case of Swingline Loans, BTCo shall make available the full amount thereof) in the manner provided below. All amounts shall be made available to the Administrative Agent in the relevant Approved Currency and immediately available funds at the Payment Office and the

Administrative Agent promptly will make available to the applicable Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Bank required to participate prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made available same to the applicable Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the applicable Borrower, and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Bank or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds Rate or (y) if paid by such Borrower, the then applicable rate of interest, calculated in accordance with Section 1.08, for the respective Loans.

          (b) Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which any Borrower may have against any Bank as a result of any default by such Bank hereunder.

          1.05  Notes.  (a)  A Borrower's obligation to pay the principal of,
                -----
and interest on, all the Loans made to it by each Bank shall be set forth on the Register maintained by the Administrative Agent pursuant to Section 7.13 and, subject to the provisions of Section 1.05(j), shall be evidenced (i) if A Term Loans, by a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A Term Note" and, collectively, the "A Term Notes"), (ii) if B Term Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"), (iii) if C Term Loans, by a promissory note substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "C Term Note" and, collectively, the "C Term Notes"), (iv) if A Revolving Loans, by a promissory note substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, an "A Revolving Note" and, collectively, the "A Revolving Notes"), (v) if B Revolving Loans, by a promissory note substantially in the form of Exhibit B-5 with blanks appropriately completed in conformity herewith (each, a "B Revolving Note" and, collectively, the "B Revolving Notes"), (vi) if A Swingline Loans, by a promissory note substantially in the form of Exhibit B-6 with blanks appropriately completed in conformity herewith (the "A Swingline Note") and
(vii) if B Swingline Loans, by a promissory note substantially in the form of Exhibit B-7 with blanks appropriately completed in conformity herewith (the "B Swingline Note").

          (b) The A Term Note issued to each Bank shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the A Term Loans made by such Bank, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The B Term Note issued to each Bank shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the B Term Loans made by such Bank, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) The C Term Note issued to each Bank shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the C Term Loans made by such Bank, (iv) mature on the C Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (e) The A Revolving Note issued to each Bank shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the A Revolving Loan Commitment of such Bank and be payable in the principal amount of the A Revolving Loans evidenced thereby, (iv) mature on the A Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (f) The B Revolving Note issued to each Bank shall (i) be executed by each Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the B Revolving Loan Commitment of such Bank and be payable by such Borrower in the Principal Amount of the B Revolving Loans made to such Borrower and evidenced thereby, (iv) mature on the B Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Euro Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (g) The A Swingline Note issued to BTCo shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of BTCo or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the relevant Maximum Swingline Amount and be payable in the principal amount of the A Swingline Loans evidenced thereby, (iv) mature on the A Swingline Expiry Date, (v) bear interest as provided in Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in
Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (h) The B Swingline Note issued to BTCo shall (i) be executed by each Borrower, (ii) be payable to the order of BTCo or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the relevant Maximum Swingline Amount and be payable by such Borrower in the Principal Amount of the B Swingline Loans made to such Borrower and evidenced thereby, (iv) mature on the B Swingline Expiry Date, (v) bear interest as provided in Section 1.08 in respect of the Euro Rate Loans evidenced thereby,
(vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (i) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation and the inaccuracy of any such notation shall not affect a Borrower's obligations in respect of such Loans.

          (j) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Notes shall only be delivered to Banks which at any time specifically request the delivery of such Notes. No failure of any Bank to request or obtain a Note evidencing its Loans to any Borrower shall affect or in any manner impair the obligations of such Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Bank which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (i). At any time when any Bank requests the delivery of a Note to evidence any of its Loans, the relevant Borrower shall promptly execute and deliver to the respective Bank the requested Note in the appropriate amount or amounts to evidence such Loans.

          1.06  Conversions.  The U.S. Borrower shall have the option to convert
                -----------
on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the U.S. Loans (other than Swingline Loans which at all times shall be maintained as Base Rate Loans) owing by the U.S. Borrower pursuant to a single

Facility into a Borrowing or Borrowings of another Type of Loan under such Facility; provided, that (i) except as otherwise provided in Section 1.10(b), no
          --------
partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may not be converted into Eurodollar Loans if any Default or Event of Default exists on the date of conversion pursuant to Section 9.05,
(iii) Base Rate Loans may not be converted into Eurodollar Loans if any other Default or any Event of Default is in existence on the date of the conversion, if the Required Banks have previously advised the Administrative Agent that conversions will not be permitted while said Default or Event of Default remains in existence, and (iv) Borrowings of Eurodollar Loans resulting from this
Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the U.S. Borrower by giving the Administrative Agent at its Notice Office, prior to 11:00 A.M. (New York time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its U.S. Loans.

          1.07  Pro Rata Borrowings.  All Borrowings of Loans (other than
                -------------------
Swingline Loans) under this Agreement shall be made by the Banks pro rata on the
                                                                 --- ----
basis of their A Term Loan Commitments, B Term Loan Commitments, C Term Loan Commitments, A Revolving Loan Commitments or B Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

          1.08  Interest.  (a)  The unpaid principal amount of each Base Rate
                --------
Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be the relevant Applicable Margin plus the Base Rate in effect from time to time.
                           ----

          (b) The unpaid principal amount of each Euro Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Loan and (ii) the conversion of such Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as (and to the extent) applicable, at a rate per annum which shall at all times be the Applicable Margin plus the relevant Euro Rate for such Interest
                                   ----
Period.

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of the respective Facility from time to time, provided that (x) principal
                                                    --------
in respect of U.S. Loans constituting Euro Rate Loans shall bear interest from the date same becomes due (whether by acceleration or otherwise) until the end of the Interest Period applicable to such Euro Rate Loans at a rate per annum equal to 2% in excess of the rate of interest applicable thereto at such maturity and
(y) principal in respect of B Revolving Loans and B Swingline Loans shall bear interest from the date same becomes due until paid in full at a rate equal to 2% in excess of the Applicable Margin plus the respective Euro Rate for such
                                   ----
successive periods (not exceeding three months) as the Administrative Agent may determine from time to time in respect of amounts comparable to the amount not paid. Interest which accrues under this Section 1.08(c) shall be payable on demand.

          (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted), (iii) in respect of each Euro Rate Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iv) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; provided that, in the case of A Revolving Loans maintained as Base Rate
        --------
Loans, interest shall not be payable pursuant to preceding clause (iv) at the time of any repayment or prepayment thereof unless the respective repayment or prepayment is made in conjunction with a reduction to the Total A Revolving Loan Commitment.

          (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

          (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Euro Rate Loans for any Interest Period, shall promptly notify the applicable Borrower and the Banks thereof.

          1.09  Interest Periods.  At the time a Borrower gives a Notice of
                ----------------
Borrowing (or the U.S. Borrower gives a Notice of Conversion) in respect of the making of, or conversion into, a Borrowing of Euro Rate Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (Local time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Euro Rate Loans, it shall have the right to elect the Interest Period applicable to such Borrowing by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) thereof, which Interest Period shall, at the option of such Borrower, be a one, two, three or six-month period or, to the extent available to all Banks with a Commitment and/or outstanding Loans, as the case may be, of the respective Facility, a two-week, nine-month or twelve-month period; provided that in the
                                                         --------
case of an Interest Period applicable to a Borrowing of B Swingline Loans, the Interest Period therefor shall, at the option of such Borrower, be a one-week (if available), two-week or one month period. Notwithstanding anything to the contrary contained above:

           (i) all Euro Rate Loans comprising a Borrowing shall have the same Interest Period;

           (ii) the initial Interest Period for any Borrowing of Euro Rate Loans shall commence on the date of such Borrowing (including, in the case of U.S. Loans, the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

           (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

           (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, that if any Interest Period would
                              --------
     otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

           (v) no Interest Period for a Borrowing under a Facility may be elected if it would extend beyond the respective Maturity Date for such Facility;

           (vi) no Interest Period may be selected at any time when a Default or Event of Default under Section 9.05 is in existence;

           (vii) no Interest Period may be selected if any Default or Event of Default (other than a Default or Event of Default described in preceding clause (vi)) is in existence if the Required Banks have previously advised the Administrative Agent that the selection of new Interest Periods will not be permitted while said Default or Event of Default remains in existence; and

           (viii) no Interest Period with respect to any Borrowing of Term Loans shall extend beyond any date upon which a mandatory prepayment of such Term Loans is required to be made under Section 4.02(A)(b) (i), (ii) or (iii), as the case may be, if, after giving effect to the selection of such Interest Period, the aggregate principal amount of such Term Loans maintained as Eurodollar Loans with Interest Periods ending after such date of mandatory repayment would exceed the aggregate principal amount of such Term Loans permitted to be outstanding after such mandatory prepayment.

Prior to the termination of any Interest Period applicable to B Revolving Loans, the relevant Borrower may, at its option, designate that the respective Borrowing subject thereto be split into more than one Borrowing (for purposes of electing multiple Interest Periods to be subsequently applicable thereto), so long as each such Borrowing resulting from the action taken pursuant to this sentence meets the Minimum Borrowing Amount for B Revolving Loans. If upon the expiration of any Interest Period, the applicable Borrower has failed to elect, or is not permitted to elect by virtue of the application of clause (vi) or
(vii) above, a new Interest Period to be applicable to the respective Borrowing of Loans as provided above, such Borrower shall be deemed to have elected (x) in the case of Eurodollar Loans, to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period, and (y) in the case of B Revolving Loans and B Swingline Loans, to select a one-month Interest Period for such B Revolving Loans effective as of the expiration of such current Interest Period.

          1.10  Increased Costs, Illegality, etc.  (a)  In the event that (x) in
                ---------------------------------
the case of clauses (i) and (iv) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Bank, shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

           (i) on any date for determining any Euro Rate for any Interest Period, that, by reason of any changes arising after the Effective Date affecting the relevant interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the respective Euro Rate; or

           (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of net income taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to a change in official reserve requirements, but, in all events, excluding (I) reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and (II) reserves covered by Section 1.10(d) in the case of B Revolving Loans or B Swingline Loans) and/or (y) other circumstances affecting such Bank, the relevant interbank market or the position of such Bank in such market;

           (iii) at any time since the Effective Date, that the making or continuance of any Euro Rate Loan has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the relevant interbank market; or

           (iv) at any time that any Foreign Currency is not available in sufficient amounts, as determined in good faith by the Administrative Agent, to fund any Borrowing of B Revolving Loans or B Swingline Loans denominated in such Foreign Currency;

then, and in any such event, such Bank (or the Administrative Agent in the case of clause (i) or (iv) above) shall (x) on such date and (y) as promptly as practicable (and in any event within 10 Business Days) after the date on which such event no longer exists, give notice (by telephone confirmed in writing) to the respective Borrower and (except in the case of clause (i) or (iv)) to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter, (w) in the case of clause (i) above, (A) in the event that Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the U.S. Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the U.S. Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the U.S. Borrower, and (B) in the event that any B Revolving Loan or B Swingline Loan is so affected, the applicable Euro Rate shall be determined on the basis provided in the last sentence of the definition of such applicable Euro Rate, (x) in the case of clause (ii) above, such Borrower agrees, subject to the provisions of Section 12.19 (to the extent applicable), to pay to such Bank, upon written demand therefor (accompanied by the written notice referred to below), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the applicable Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto), (y) in the case of clause (iii) above, the applicable Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law and (z) in the case of clause (iv) above, B Revolving Loans and B Swingline Loans in the affected Foreign Currency (other than any such B Revolving Loans which have theretofore been funded) shall no longer be available until such time as the Administrative Agent notifies the Borrowers and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist in accordance with clause (y) of the preceding sentence, and any Notice of Borrowing given by a Borrower with respect to such Foreign Currency Loans which have not yet been incurred shall be deemed rescinded by such Borrower.

          (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the applicable Borrower may (and in the case of a Euro Rate Loan affected pursuant to Section 1.10(a)(iii) the applicable Borrower shall) either (i) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the respective Borrower was notified by a Bank pursuant to Section 1.10(a)(ii) or (iii)), or
(ii) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, (A) in the case of a Eurodollar Loan, require the affected Bank to convert each such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)) and (B) in the case of any B Revolving Loan or B Swingline Loan, repay such B Revolving Loans or B Swingline Loans, as the case may be, in full; provided, that (i) if the circumstances described in
                          --------
Section 1.10(a)(iii) apply to any B Revolving Loan or B Swingline Loan, the applicable Borrower may, in lieu of taking the actions described above, maintain such B Revolving Loans or B Swingline Loans, as the case may be, outstanding, in which case the applicable Euro Rate shall be determined on the basis provided in the last sentence of the definition of the applicable Euro Rate, unless the maintenance of such B Revolving Loans or B Swingline Loans, as the case may be, outstanding on such basis would not stop the conditions described in Section 1.10(iii) from existing (in which case the actions described above, without giving effect to the proviso, shall be required to be taken) and (ii) if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

          (c) If any Bank shall have determined that after the Effective Date, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by the National Association of Insurance Commissioners ("NAIC") or any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of the NAIC or any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or such other corporation's capital or assets as a consequence of such Bank's Commitments or obligations hereunder to a level below that which such Bank or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Bank (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (c), the U.S. Borrower agrees, subject to the provisions of Section 12.19 (to the extent applicable), to pay to such Bank such additional amount or amounts as will compensate such Bank or such other corporation for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the U.S. Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

          (d) In the event that any Bank shall in good faith determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Bank is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Bank (including any branch, Affiliate or funding office thereof) in respect of any B Revolving Loans or B Swingline Loans or any category of liabilities which includes deposits by reference to which the interest rate on any B Revolving Loan or B Swingline Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to non-United States residents, then, unless such reserves are included in the calculation of the interest rate applicable to such B Revolving Loans or B Swingline Loans or in Section 1.10(a)(ii), such Bank shall promptly notify the German Borrower in writing specifying the additional amounts required to indemnify such Bank against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the German Borrower shall, and shall be obligated to, pay to such Bank such specified amounts as additional interest at the time that the German Borrower is otherwise required to pay interest in respect of such B Revolving Loan or B Swingline Loan or, if later, on written demand therefor by such Bank.

          1.11  Compensation.  Each Borrower agrees, subject to the provisions
                ------------
of Section 12.19 (to the extent applicable), to compensate each Bank, promptly upon its written request (which request shall set forth the basis for requesting such compensation and shall be made through the Administrative Agent), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund any Euro Rate Loans but excluding loss of anticipated profit with respect to any Euro Rate Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by such Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02 or as a result of an acceleration of the Loans pursuant to
Section 9) or conversion of any Euro Rate Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any Euro Rate Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of (x) any other default by such Borrower to repay its Euro Rate Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b).

          1.12  Lending Offices; Changes Thereto.  (a)  Each Bank may at any
                --------------------------------
time or from time to time designate, by written notice to the Administrative Agent to the extent not already reflected on Annex II, one or more lending offices (which, for this purpose, may include Affiliates of the respective Bank) for the various Loans made, and Letters of Credit participated in, by such Bank (including by designating a separate lending office (or Affiliate) to act as such with respect to U.S. Loans and Letter of Credit Outstandings versus B Revolving Loans); provided that, for designations made after the Initial
                  --------
Borrowing Date, to the extent such designation shall result in increased costs under Section 1.10, 2.05 or 4.04 in excess of those which would be charged in the absence of the designation of a different lending office (including a different Affiliate of the respective Bank), then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective designation). Each lending office and Affiliate of any Bank designated as provided above shall, for all purposes of this Agreement, be treated in the same manner as the respective Bank (and shall be entitled to all indemnities and similar provisions in respect of its acting as such hereunder).

          (b) Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 1.10(d), 2.05 or
4.04 with respect to such Bank, it will, if requested by the U.S. Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event; provided, that such designation is made on such terms that, in the
            --------
sole judgment of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this Section
1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Bank provided in Section 1.10, 2.05 or 4.04.

          1.13  Replacement of Banks.  (x)  If any Bank becomes a Defaulting
                --------------------
Bank, (y) upon the occurrence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 1.10(d), Section 2.05 or
Section 4.04 with respect to any Bank which results in such Bank charging to any Borrower increased costs in excess of those being generally charged by the other Banks or (z) in the case of a refusal by a Bank to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Banks as provided in Section 12.12(b), the U.S. Borrower shall have the right, if no payment Default, or Event of Default, then exists, to replace such Bank (the "Replaced Bank") with one or more Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") reasonably acceptable to the Administrative Agent, provided that (i) at the time of any
                                        --------
replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments, outstanding Loans and Indemnity Participations (if applicable) of, and in each case participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01, (y) the respective Letter of Credit Issuer an amount equal to such Replaced Bank's A RL Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) with respect to a Letter of Credit issued by it to the extent such amount was not theretofore funded by such Replaced Bank and (z) BTCo an amount equal to the sum of (I) such Replaced Bank's A RL Percentage of any A RL Mandatory Borrowing to the extent same was not theretofore funded by such Replaced Bank, (II) such Replaced Bank's B RL Percentage of any B RL Mandatory Borrowing to the extent same was not theretofore funded by such Replaced Bank and (III) the amount (if any) owing by such Replaced Bank under Section 1.14 at such time, and (ii) all obligations (including, without limitation, all such amounts, if any, owing under Sections 1.10, 1.11, 2.05 and 12.01) of all Borrowers owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 7.13 and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the relevant Borrowers, (x) the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank and (y) Annex I hereto shall be deemed modified to reflect the changed Commitments (and/or outstanding Term Loans, as the case may be) and Indemnity Amounts (if applicable) resulting from the assignment from the Replaced Bank to the Replacement Bank. In connection with any replacement of Banks pursuant to, and as contemplated by, this Section 1.13, the German Borrower hereby irrevocably authorizes the U.S. Borrower to take all necessary action, in the name of the German Borrower, as described above in this Section 1.13 in order to effect the replacement of the respective Bank or Banks in accordance with the preceding provisions of this Section 1.13.

          1.14  Special Provisions Regarding B Revolving Loan Commitments and
                -------------------------------------------------------------
Indemnifying Banks.  (a)  Upon the execution of this Agreement or an Assignment
------------------
and Assumption Agreement, as the case may be, (1) each Indemnifying Bank shall be deemed to, and hereby agrees to, have irrevocably purchased a participation (each, an "Indemnity Participation") from the Fronting Bank in the B Revolving Loan Commitment of the Fronting Bank (including, without limitation, the B Revolving Loans of the Fronting Bank), in a proportionate amount based on such Indemnifying Bank's Indemnity Amount. Upon the occurrence of a Triggering Event, each Indemnifying Bank, upon one Business Day's notice from the Fronting Bank, shall deliver to the Fronting Bank by wire transfer in immediately available funds and in the relevant Approved Currency its proportionate share based on its Indemnity Amount of the aggregate unpaid principal amount of the Fronting Bank's B Revolving Loans. Each Indemnifying Bank's obligations under this Section 1.14 shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which the Administrative Agent, the Fronting Bank or any Bank may have against the Fronting Bank, any Credit Party or any other Person for any reason whatsoever; (b) the occurrence or continuance of a Default or an Event of Default; (c) any adverse change in the condition (financial or otherwise) of any Credit Party; (d) any breach of this Agreement by any Credit Party, the Administrative Agent, the Fronting Bank or any Bank; or (e) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

          (b) The Fronting Bank shall promptly pay by wire transfer of immediately available funds and in the relevant Approved Currency to each applicable Indemnifying Bank, as an indemnity fee for the Indemnity Participation provided to the Fronting Bank by such Indemnifying Bank in this
Section 1.14, the following amounts, in each case in proportion to such Indemnifying Bank's Indemnity Amount: (i) an amount equal to (x) the excess of the interest received by the Fronting Bank pursuant to Section 1.08 from a Borrower over the applicable Euro Rate on such B Revolving Loans less (y) 0.125%
                                                                 ----
per annum to be retained by the Fronting Bank as an Indemnity Participation fee; and (ii) the B RL Commitment Fees received by the Fronting Bank pursuant to
Section 3.01(b) from the Administrative Agent; provided that if any such
                                               --------
indemnity fee is less than $10,000, the Fronting Bank shall not be required to so promptly pay such indemnity fee to an Indemnifying Bank until the aggregate unpaid amount of indemnity fees accumulates to an amount exceeding $10,000. The excess, if any, of the interest payable to the Fronting Bank on the B Revolving Loans over the interest distributable to an Indemnifying Bank under this Section 1.14(b) in respect thereof, and the excess, if any, of the B RL Commitment Fees payable to the Fronting Bank over and in addition to the B RL Commitment Fees distributable to such Indemnifying Bank under this Section 1.14(b), shall be retained by the Fronting Bank.

          (c) Provided that an Indemnifying Bank shall have made any payments to the Fronting Bank required by this Section 1.14, including the payments required to be made upon the occurrence of a Triggering Event pursuant to Section 1.14(a), the Fronting Bank shall promptly pay by wire transfer of immediately available funds to such Indemnifying Bank any principal or other payments thereafter recovered by the Fronting Bank from either Borrower, to the extent allocable to such Indemnifying Bank's Indemnity Participation. If the Fronting Bank shall pay any amount to an Indemnifying Bank pursuant to this Section 1.14 in the belief or expectation that a related payment has been or will be received or collected and such related payment is not received or collected by the Fronting Bank, then such Indemnifying Bank will promptly on demand by the Fronting Bank return such amount to the Fronting Bank, together with interest thereon at such rate as the Fronting Bank shall determine to be customary between banks for correction of errors. If the Fronting Bank determines at any time that any amount received or collected by the Fronting Bank pursuant to this Agreement is to be returned to either Borrower under this Agreement or paid to any other Person or entity pursuant to any insolvency law, any sharing clause in this Agreement, or otherwise then, notwithstanding any other provision of this Agreement, the Fronting Bank shall not be required to distribute any portion thereof to any Indemnifying Bank, and each Indemnifying Bank will promptly on demand by the Fronting Bank repay any portion that the Fronting Bank shall have distributed to such Indemnifying Bank, together with interest thereon at such rate, if any, as the Fronting Bank shall pay to a Borrower or such Person or entity with respect thereto. If any amounts returned by the Fronting Bank to a Borrower pursuant to this Section 1.14 are later recouped by the Fronting Bank, the Fronting Bank shall promptly pay to each Indemnifying Bank a proportionate amount based on such Indemnifying Bank's Indemnity Amount.

          (d) If the Fronting Bank incurs any costs or expenses (including, without limitation, in indemnifying the Administrative Agent pursuant to Section 11.07) in connection with any effort to enforce or protect the Fronting Bank's or any Indemnifying Bank's rights or interests with respect to this Agreement or the other Credit Documents, then, other than in the case of the Fronting Bank's gross negligence or willful misconduct, each Indemnifying Bank will reimburse the Fronting Bank on demand for each such Indemnifying Bank's proportionate share based on such Indemnifying Bank's Indemnity Amount of any portion of such costs or expenses which is not reimbursed by or on behalf of a Borrower. If the Fronting Bank recovers any amounts for which the Fronting Bank has previously been reimbursed by an Indemnifying Bank hereunder, the Fronting Bank shall promptly distribute to such Indemnifying Bank such Indemnifying Bank's proportionate share thereof based on such Indemnifying Bank's Indemnity Amount.

          (e) Each Indemnifying Bank agrees to deliver to the Administrative Agent and the Fronting Bank from time to time upon request such certificates, statements, documents, forms or other evidence, properly completed and executed by such Indemnifying Bank, as may be required at any time in order to comply with any applicable tax laws or regulations or to confirm or maintain in effect such Indemnifying Bank's entitlement to exemption from or reduction of any applicable withholding tax on any payments hereunder. Each Indemnifying Bank hereby agrees to indemnify and hold harmless the Fronting Bank from any applicable taxes, penalties, interest and other expenses, costs and losses incurred or payable by the Fronting

Bank as a result of either (i) such Indemnifying Bank's failure to submit any statement, document, form or certificate or other evidence that such Indemnifying Bank is required to provide pursuant to this Section 1.14(e) or
(ii) the Fronting Bank's reliance on any such statement, document, form or certificate or other evidence which such Indemnifying Bank has provided to the Fronting Bank pursuant to this Section 1.14(e).

          (f) Notwithstanding any provision to the contrary contained in this Agreement or the other Credit Documents and so long as an Indemnifying Bank has not failed to make any payments required to be made by such Indemnifying Bank under this Section 1.14 or is not otherwise in default under its obligations under this Section 1.14, the Fronting Bank hereby agrees that, to the extent of but only to the extent of such Indemnifying Bank's proportionate share based on its Indemnity Amount, the Fronting Bank will not agree to any amendment, modification, termination or waiver of any provision of this Agreement or the other Credit Documents, or to any departure by either Borrower therefrom, in each case related to the Indemnity Participation without the prior written consent of such Indemnifying Bank. Nothing herein contained shall prevent the Fronting Bank from consenting to any amendment, modification, termination or waiver of any provision of this Agreement or the other Credit Documents, or to any departure by either Borrower therefrom, to the extent unrelated to the Indemnity Participation or to the extent that the Fronting Bank's interests are not related to the Indemnity Participation or the Indemnity Amount.

          (g) In the event that any Person obligated to make a payment to any other Person pursuant to this Section 1.14 fails to make available to the Person entitled to receive such payment the amount of such payment, the Person entitled to receive such payment shall be entitled to recover such amount on demand from such other Person, together with interest at the customary rate set by the Administrative Agent for the correction of errors among the Banks for three Business Days and thereafter at the sum of the Base Rate plus 1.50% per annum.
                                                         ----

          (h) The Fronting Bank may from time to time sell or transfer to other Persons assignments or participations or other interests in the Fronting Bank's B Revolving Loans and B Revolving Loan Commitment, but not in the portion thereof allocated to the Indemnity Participation hereunder. An Indemnifying Bank's Indemnity Participation may not be sold, pledged, assigned, or otherwise transferred without the Fronting Bank's and the Administrative Agent's prior written consent; provided that this restriction shall not apply to any such
                 --------
transfer to any of such Indemnifying Bank's Affiliates.

          (i) In no event shall the Indemnity Participation be construed as a loan or other extension of credit by an Indemnifying Bank to the Fronting Bank. In no event shall this Agreement be construed to require an Indemnifying Bank to make any Loans or to otherwise extend any credit to either Borrower or to the Fronting Bank under this Agreement or under the other Loan Documents. In no event shall this Agreement be construed to require an Indemnifying Bank to fund or pay to the Fronting Bank such Indemnifying Bank's Indemnity Amount except upon the occurrence of a Triggering Event pursuant to Section 1.14(a). Each Indemnifying Bank agrees that the Fronting Bank may take legal action to enforce or protect an

Indemnifying Bank's or the Fronting Bank's interests in respect of this Agreement and the other Credit Documents.

          SECTION 2.  Letters of Credit.
                      -----------------

          2.01  Letters of Credit.  (a)  Subject to and upon the terms and
                -----------------
conditions herein set forth, the U.S. Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Initial Borrowing Date and prior to the A Revolving Loan Maturity Date to issue, for the account of the U.S. Borrower and in support of, (x) trade obligations of the U.S. Borrower or any of its Subsidiaries that arise in the ordinary course of business and are in respect of general corporate purposes of the U.S. Borrower or its Subsidiaries, as the case may be, and/or (y) on a standby basis, L/C Supportable Indebtedness, and subject to and upon the terms and conditions herein set forth each Letter of Credit Issuer agrees to issue from time to time, irrevocable sight letters of credit in such form as may be approved by such Letter of Credit Issuer (each such letter of credit, a "Letter of Credit" and, collectively, the "Letters of Credit"). Notwithstanding the foregoing, no Letter of Credit Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

           (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the Effective Date, and which such Letter of Credit Issuer in good faith deems material to it; or

           (ii) such Letter of Credit Issuer shall have received notice from the Required Banks prior to the issuance of such Letter of Credit of the type described in clause (vi) of Section 2.01(b).

          (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed either (x) $55,000,000 or (y) when added to the aggregate principal amount of all A Revolving Loans and A Swingline Loans then outstanding, the Total A Revolving Loan Commitment at such time; (ii) (x) each standby Letter of Credit shall have an expiry date occurring not later than one year after such standby Letter of Credit's date of issuance, provided, that any standby Letter
                                             --------
of Credit may be automatically renewable for periods of up to one year so long as such standby Letter of Credit provides that the respective Letter of Credit Issuer retains an option, satisfactory to such Letter of Credit Issuer, to terminate such standby Letter of Credit within a specified period of time prior to each scheduled renewal date and (y) each trade Letter of Credit shall have an expiry date occurring not later than 180 days after such trade Letter of Credit's date of issuance; (iii) (x) no standby Letter of Credit shall have an expiry date occurring later than the Business Day next preceding the A Revolving Loan Maturity Date and (y) no trade Letter of Credit shall have an expiry date occurring later than 30 days prior to the A Revolving Loan Maturity Date; (iv) each Letter of Credit shall be denominated in U.S. Dollars; (v) the Stated Amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as is acceptable to the Letter of Credit Issuer; (vi) no Letter of Credit Issuer will issue any Letter of Credit after it has received written notice from any Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as such Letter of Credit Issuer shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default by the Required Banks; and (vii) each trade Letter of Credit shall be issued on a sight basis only.

          (c) Notwithstanding the foregoing, in the event a Bank Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless the respective Letter of Credit Issuer has entered into arrangements satisfactory to it and the U.S. Borrower to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Bank or Banks, including by cash collateralizing such Defaulting Bank's or Banks' A RL Percentage of the Letter of Credit Outstandings.

          (d) Annex XII hereto contains a description of all letters of credit issued pursuant to the Existing Credit Agreement and outstanding on the Effective Date. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "Existing Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of Section 2.04(a), on the Initial Borrowing Date. Any Bank hereunder to the extent it has issued an Existing Letter of Credit that is to remain outstanding on the Effective Date shall constitute a "Letter of Credit Issuer" for all purposes of this Agreement.

          2.02  Letter of Credit Requests; Notices of Issuance.  (a)  Whenever
                ----------------------------------------------
it desires that a Letter of Credit be issued, the U.S. Borrower shall give the Administrative Agent and the respective Letter of Credit Issuer written notice thereof prior to 12:00 Noon (New York time) at least five Business Days (or such shorter period as may be acceptable to such Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day), which written notice shall be in the form of Exhibit A-2 (each such notice, a "Letter of Credit Request"). Each Letter of Credit Request shall include any other documents as the respective Letter of Credit Issuer customarily requires in connection therewith.

          (b) Each Letter of Credit Issuer shall, on the date of each issuance of or amendment or modification to a standby Letter of Credit by it, give the Administrative Agent, each A RL Bank and the U.S. Borrower written notice of the issuance of, or amendment or modification to, such standby Letter of Credit, accompanied by a copy of the standby Letter of Credit or Letters of Credit issued by it and each such amendment or modification thereto.

          (a) Each Letter of Credit Issuer (other than BTCo) shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the aggregate daily Stated Amount available to be drawn under the outstanding trade Letters of Credit issued by such Letter of Credit Issuer for the previous week. The Administrative Agent shall, within 10 days after the last Business Day of each calendar month, deliver to each Participant a report setting forth for such preceding calendar month the aggregate daily Stated Amount available to be drawn under all outstanding trade Letters of Credit during such calendar month.

          2.03  Agreement to Repay Letter of Credit Drawings.  (a)  The U.S.
                --------------------------------------------
Borrower hereby agrees to reimburse the respective Letter of Credit Issuer, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") no later than one Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the relevant Applicable Margin plus the Base Rate as in effect from time to time for A Revolving Loans (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand. Each Letter of Credit Issuer shall provide the U.S. Borrower prompt notice of any payment or disbursement made by it under any Letter of Credit issued by it, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of any Borrower under this Section 2.03(a) or under any other Section of this Agreement.

          (b) The U.S. Borrower's obligation under this Section 2.03 to reimburse the respective Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the U.S. Borrower may have or have had against such Letter of Credit Issuer, the Administrative Agent or any Bank, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit issued by it to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the U.S. Borrower shall not be obligated to
         --------  -------
reimburse such Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

          2.04  Letter of Credit Participations.  (a)  Immediately upon the
                -------------------------------
issuance by a Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other A RL Bank, and each such A RL Bank (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's A RL Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the U.S. Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the A RL Banks as provided in Section 3.01(c) and the Participants shall have no right to receive any portion of any Facing Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the A Revolving Loan Commitments of the A RL Banks pursuant to Section 1.13 or 12.04(b) or otherwise, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new A RL Percentages of the assigning and assignee Banks.

          (b) In determining whether to pay under any Letter of Credit, no Letter of Credit Issuer shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear substantially to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

          (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit issued by it and the U.S. Borrower shall not have reimbursed such amount in full to such Letter of Credit Issuer pursuant to
Section 2.03(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's A RL Percentage of such payment in U.S. Dollars and in same day funds; provided, however, that no
                                               --------  -------
Participant shall be obligated to pay to the Administrative Agent its A RL Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent for the account of the respective Letter of Credit Issuer such Participant's A RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its A RL Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the overnight Federal Funds Rate. The failure of any Participant to make available to the Administrative Agent for the account of the respective Letter of Credit Issuer its A RL Percentage of any payment under any Letter of Credit issued by it shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its A RL Percentage of any payment under any such Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's A RL Percentage of any such payment.

          (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, such Letter of Credit Issuer shall promptly pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its A RL Percentage thereof, in U.S. Dollars and in same day funds, an amount equal to such Participant's A RL Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

          (e) The obligations of the Participants to make payments to the Administrative Agent for the account of the respective Letter of Credit Issuer with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, set-off, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agents, the Co-Documentation Agents, the Collateral Agent, any Letter of Credit Issuer, any Bank, or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the U.S. Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

          (v)   the occurrence of any Default or Event of Default.

          2.05  Increased Costs.  If after the Effective Date, the adoption or
                ---------------
effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Participant's participation therein, or (ii) impose on any Letter of Credit Issuer or any Participant any other conditions affecting this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Participant hereunder, then, upon written demand to the U.S. Borrower by such Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this Section 2.05, the U.S. Borrower agrees, subject to the provisions of Section 12.19 (to the extent applicable), to pay to such Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such Participant for such increased cost or reduction. A certificate submitted to the U.S. Borrower by such Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Participant as aforesaid shall be final and conclusive and binding on the U.S. Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish the U.S. Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon subsequent receipt of such certificate.

          SECTION 3.  Fees; Commitments.
                      -----------------

          3.01  Fees.  (a)  The U.S. Borrower shall pay to the Administrative
                ----
Agent for distribution to each Non-Defaulting Bank a commitment fee (the "U.S. Commitment Fee") for the period from and including the Effective Date to, but not including, the date upon which the Total A Revolving Loan Commitment has been terminated, computed at a rate for each day equal to the Applicable Commitment Fee Percentage (as in effect from time to time) per annum on the daily Aggregate Unutilized U.S. Commitment of such Bank. Accrued U.S. Commitment Fees shall be due and payable in arrears on each Quarterly Payment Date and the date upon which the Total A Revolving Loan Commitment is terminated.

          (b) The U.S. Borrower and the German Borrower jointly and severally agree to pay to the Administrative Agent for distribution to each Non-Defaulting Bank a commitment fee (the "B RL Commitment Fee") for the period from and including the Effective Date to, but not including, the day upon which the Total B Revolving Loan Commitment has been terminated, computed at a rate for each day equal to the Applicable Commitment Fee Percentage per annum on the daily Aggregate Unutilized B Revolving Loan Commitment of such Bank. Accrued B RL Commitment Fees shall be due and payable in arrears on each Quarterly Payment Date and on the date upon which the Total B Revolving Loan Commitment is terminated.

          (c) The U.S. Borrower shall pay to the Administrative Agent for the account of each Non-Defaulting Bank pro rata on the basis of their A RL
                                    --- ----
Percentages, a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed at a rate per annum equal to the relevant Applicable Margin then in effect with respect to A Revolving Loans outstanding as Eurodollar Loans, less 0.125%, on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total A Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (d) The U.S. Borrower shall pay to the Administrative Agent for the account of the respective Letter of Credit Issuer a fee in respect of each Letter of Credit issued by such Letter of Credit Issuer (the "Facing Fee") computed at the rate of 0.125% per annum on the daily Stated Amount of such Letter of Credit; provided, that in no event shall the annual Facing Fee with
                  --------
respect to each Letter of Credit be less than $500; it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit. Except as provided in the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total A Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (e) The U.S. Borrower hereby agrees to pay directly to the respective Letter of Credit Issuer upon each issuance of, payment under, and/or amendment of, a Letter of Credit issued by it such amount as shall at the time of such issuance, payment or amendment be the administrative charge which such Letter of Credit Issuer is customarily charging for issuances of, payments under or amendments of, letters of credit issued by it.

          (f) The U.S. Borrower shall pay to the Administrative Agent, for its own account, such fees as may be agreed to from time to time between the U.S. Borrower and the Administrative Agent, when and as due.

          (g) All computations of Fees shall be made in accordance with Section 12.07(b).

          3.02  Voluntary Termination or Reduction of Total Unutilized Revolving
                ----------------------------------------------------------------
Loan Commitment.  (a)  Upon at least two Business Days prior written notice (or
---------------
telephonic notice promptly confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the U.S. Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized A Revolving Loan Commitment and/or the Total Unutilized B Revolving Loan Commitment; provided that (x) any such termination or partial reduction shall apply to
--------
proportionately and permanently reduce the A Revolving Loan Commitment and/or the B Revolving Loan Commitment of each of the A RL Banks or the B RL Banks, as the case may be, and (y) any partial reduction pursuant to this Section 3.02 shall be in the amount of at least (i) $1,000,000 in the case of the Total Unutilized A Revolving Loan Commitment and (ii) E1,000,000 in the case of the Total Unutilized B Revolving Loan Commitment.

          (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the U.S. Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), to terminate the entire Revolving Loan Commitment of such Bank, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, due and owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) and the U.S. Borrower shall pay to the Administrative Agent at such time an amount in cash and/or Cash Equivalents equal to such Bank's A RL Percentage of the outstanding Letters of Credit (which cash and/or Cash Equivalents shall be held by the Administrative Agent as security for the obligations of U.S. Borrower hereunder in respect of the outstanding Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, which shall permit certain investments in Cash Equivalents reasonably satisfactory to the Administrative Agent until the proceeds are applied to the secured obligations) (at which time Annex I shall be deemed modified to reflect such changed amounts), and at such time, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 12.01 and 12.06), which shall survive as to such repaid Bank.

          3.03  Mandatory Adjustments of Commitments, etc.  (a)  The Total
                ------------------------------------------
Commitment shall terminate in its entirety on July 31, 1999 unless the Initial Borrowing Date has occurred on or before such date.

          (b) Each of the Total A Term Loan Commitment, the Total B Term Loan Commitment and the Total C Term Loan Commitment shall terminate on the Initial Borrowing Date, after giving effect to the making of Term Loans on such date.

          (c) The Total A Revolving Loan Commitment (and the A Revolving Loan Commitment of each Bank) shall terminate on the earlier of (x) the date on which a Change of Control Event occurs and (y) the A Revolving Loan Maturity Date.

          (d) The Total B Revolving Loan Commitment (and the B Revolving Loan Commitment of each Bank) shall terminate on the earlier of (x) the date on which a Change of Control Event occurs and (y) the B Revolving Loan Maturity Date.

          (e) The Total A Revolving Loan Commitment shall be reduced (i) on the second Business Day following the Accounts Receivable Facility Transaction Date, by an amount equal to the Accounts Receivable Facility Proceeds and (ii) on the second Business Day after each date after the Accounts Receivable Facility Transaction Date on which the holders of Investor Certificates fund any increase in the net invested amount of such Investor Certificates, by the respective increase; provided that after the aggregate reduction to the Total A Revolving
          --------
Loan Commitment pursuant to clauses (i) and/or (ii) above is in an amount equal to $50,000,000, no such further reduction shall be required pursuant to this
Section 3.03(e) unless and until the sum (such sum, the "Aggregate Net Invested Amount") of (x) the Accounts Receivable Facility

Proceeds plus (y) the sum of the respective increases under clause (ii) above exceeds $75,000,000; provided further, that on the second Business Day following
                     -------- -------
any date on which the Aggregate Net Invested Amount is increased above $75,000,000, an amount equal to such increase above $75,000,000 shall be applied (at the option of the U.S. Borrower) either to (A) reduce the Total A Revolving Loan Commitment and/or (B) prepay the A Term Loans pursuant to Section 4.02(A)(i) (such election (which may be to apply all or part of such increase to the Total A Revolving Loan Commitment and/or all or part of such increase to the A Term Loans, so long as the full amount of such increase is applied) to be evidenced by a written notice to be delivered by the U.S. Borrower to the Administrative Agent on or prior to the second Business Day following the date of such increase, which notice shall specify the amount of such increase to be applied to each of the Total A Revolving Loan Commitment and the A Term Loans, it being understood that if the U.S. Borrower fails to give such notice then the full amount of such increase shall be applied to reduce the Total A Revolving Loan Commitment).

          (f) On each date upon which a mandatory repayment of Term Loans pursuant to Section 4.02(A)(c), (d), (e), (f) or (g) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if an unlimited amount of Term Loans were then outstanding, an amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding shall be applied to permanently reduce the Total Revolving Loan Commitment, with such reduction to apply to the Total A Revolving Loan Commitment and/or the Total B Revolving Loan Commitment, as the U.S. Borrower shall elect (or, absent such election, pro rata to the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment).

          (g) On the date occurring nine months following the Initial Borrowing Date, the Total B Revolving Loan Commitment shall be permanently reduced by an amount equal to the sum of all commitments to provide lines of credit for borrowed money for working capital purposes to the German Borrower or any of its Subsidiaries or any other Subsidiary of the U.S. Borrower organized under the laws of Germany (other than the B Revolving Loan Commitments and any commitments under overdraft facilities of any such Persons) as of such date (determined based on the Euro Equivalent of such commitments in the case of any such commitments denominated in currencies other than Euros and certified to on such date by an officer of the German Borrower).

          (h) Each reduction or adjustment of the Total A Term Loan Commitment, the Total B Term Loan Commitment, the Total C Term Loan Commitment, the Total A Revolving Loan Commitment or the Total B Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall apply proportionately to the A Term Loan Commitment, the B Term Loan Commitment, the C Term Loan Commitment, the A Revolving Loan Commitment or the B Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

          SECTION 4.  Payments.
                      --------

     4.01  Voluntary Prepayments.  (a)  Each of the U.S. Borrower and the German
           ---------------------
Borrower shall have the right to prepay the Loans made to it, in whole or in part, without premium or penalty except as otherwise provided in this Agreement, from time to time on the following terms and conditions: (i) such Borrower shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay such Loans, whether such Loans are A Term Loans, B Term Loans, C Term Loans, A Revolving Loans, B Revolving Loans, A Swingline Loans or B Swingline Loans, the amount of such prepayment, the currency in which such Loans are denominated and (in the case of Euro Rate Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by such Borrower prior to 11:00 A.M. (Local time) (x) at least one Business Day prior to the date of such prepayment in the case of Base Rate Loans, (y) on the date of such prepayment in the case of Swingline Loans and (z) at least three Business Days prior to the date of such prepayment in the case of Euro Rate Loans (other than B Swingline Loans), which notice shall, except in the case of Swingline Loans, promptly be transmitted by the Administrative Agent to each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least (w) $1,000,000 in the case of U.S. Loans,
(x) $500,000 in the case of A Swingline Loans, (y) E1,000,000 (or the Euro Equivalent thereof) in the case of B Revolving Loans and (z) E500,000 (or the Euro Equivalent thereof) in the case of B Swingline Loans; provided, that no
                                                           --------
partial prepayment of Euro Rate Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Euro Rate Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided, that (x) at the
                           --- ----                   --------
U.S. Borrower's election in connection with any prepayment of A Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any A Revolving Loans of a Defaulting Bank at any time when the aggregate amount of A Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's A RL Percentage of all A Revolving Loans then outstanding and (y) at the applicable Borrower's election in connection with any prepayment of B Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any B Revolving Loans of a Defaulting Bank at any time when the aggregate amount of B Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's B RL Percentage of all B Revolving Loans then outstanding; (iv) each prepayment of Term Loans pursuant to this Section 4.01 shall be applied to the A Term Loans, B Term Loans and C Term Loans in such manner as the U.S. Borrower shall direct; and (v) each prepayment of A Term Loans, B Term Loans and C Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled Repayments of the respective Facility of Term Loans on a pro rata basis (based
                                                         --- ----
upon the then remaining principal amount of each such Scheduled Repayment of the respective Facility after giving effect to all prior reductions thereto); provided that unless the U.S. Borrower notifies the Administrative Agent in
--------
writing that it does not desire that prepayments be applied as provided in this proviso, any such prepayment of the respective Facility of Term Loans shall first be applied in direct order of maturity to the next eight succeeding Scheduled Repayments of the respective Facility which are then due after the date of such prepayment (based upon the then remaining principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto), with any excess amount of such prepayment to be applied to the then remaining Scheduled Repayments of the respective Facility of Term Loans on a pro rata basis as otherwise provided in
                                       --- ----
this clause (v) above.

          (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the U.S. Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) to repay all Loans, together with accrued and unpaid interest, Fees and all other amounts due and owing to such Bank in accordance with said Section 12.12(b), so long as
(A) in the case of the repayment of Revolving Loans of any Bank pursuant to this clause (b), the Revolving Loan Commitment of such Bank is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Annex I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (B) in the case of the repayment of Loans of any Bank, the consents required by Section 12.12(b) in connection with the repayment pursuant to this clause (b) shall have been obtained. In connection with any repayment of Loans pursuant to and as contemplated by this Section 4.01, the German Borrower hereby irrevocably authorizes the U.S. Borrower to take all necessary action, in the name of the German Borrower, as described above in this Section 4.01, in order to effect the repayment of the respective Bank or Banks in accordance with the preceding provisions of this Section 4.01.

          4.02  Mandatory Prepayments.
                ---------------------

          (A)  Requirements:
               ------------

          (a) (i) If on any date the sum of (x) the aggregate outstanding principal amount of A Revolving Loans and A Swingline Loans (after giving effect to all other repayments thereof on such date) plus (y) the Letter of Credit Outstandings on such date exceeds the Total A Revolving Loan Commitment as then in effect, the U.S. Borrower shall repay on such date the principal of A Swingline Loans, and if no A Swingline Loans are or remain outstanding, A Revolving Loans, in an aggregate amount equal to such excess. If, after giving effect to the prepayment of all outstanding A Swingline Loans and A Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Total A Revolving Loan Commitment as then in effect, the U.S. Borrower agrees to pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess (up to the aggregate amount of Letter of Credit Outstandings at such time) and the Administrative Agent shall hold such payment as security for the obligations of the U.S. Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent until the proceeds are applied to the secured obligations).

          (ii) If on (x) any date on which Euro Equivalents are determined pursuant to Section 12.07(c) or (y) any date on which a reduction to the Total B Revolving Loan Commitment occurs, the sum of the aggregate outstanding Principal Amount of B Revolving Loans and B Swingline Loans exceeds the Total B Revolving Loan Commitment as then in effect, the U.S. Borrower and/or the German Borrower shall repay on such date the principal of B Swingline Loans, and if no B Swingline Loans are or remain outstanding, B Revolving Loans, in an aggregate Principal Amount equal to such excess.

          (b) (i) The U.S. Borrower shall be required to repay the principal amount of A Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled A Repayment"):

            Scheduled A Repayment Date                     Amount
            --------------------------                     ------
     the last Business Day in March, 2001               $ 6,875,000
     the last Business Day in June, 2001                $ 6,875,000
     the last Business Day in September, 2001           $ 6,875,000
     the last Business Day in December, 2001            $ 6,875,000

     the last Business Day in March, 2002               $10,312,500
     the last Business Day in June, 2002                $10,312,500
     the last Business Day in September, 2002           $10,312,500
     the last Business Day in December, 2002            $10,312,500

     the last Business Day in March, 2003               $13,750,000
     the last Business Day in June, 2003                $13,750,000
     the last Business Day in September, 2003           $13,750,000
     the last Business Day in December, 2003            $13,750,000

     the last Business Day in March, 2004               $17,187,500
     the last Business Day in June, 2004                $17,187,500
     the last Business Day in September, 2004           $17,187,500
     the last Business Day in December, 2004            $17,187,500

     the last Business Day in March, 2005               $41,250,000
     A Term Loan Maturity Date                          $41,250,000

          (ii) The U.S. Borrower shall be required to repay the principal amount of B Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled B Repayment"):

            Scheduled B Repayment Date                     Amount
            --------------------------                     ------
     the last Business Day in September, 1999           $   750,000
     the last Business Day in December, 1999            $   750,000

     the last Business Day in March, 2000               $   750,000

            Scheduled B Repayment Date                     Amount
            --------------------------                     ------

     the last Business Day in June, 2000                $   750,000
     the last Business Day in September, 2000           $   750,000
     the last Business Day in December, 2000            $   750,000

     the last Business Day in March, 2001               $   750,000
     the last Business Day in June, 2001                $   750,000
     the last Business Day in September, 2001           $   750,000
     the last Business Day in December, 2001            $   750,000

     the last Business Day in March, 2002               $   750,000
     the last Business Day in June, 2002                $   750,000
     the last Business Day in September, 2002           $   750,000
     the last Business Day in December, 2002            $   750,000

     the last Business Day in March, 2003               $   750,000
     the last Business Day in June, 2003                $   750,000
     the last Business Day in September, 2003           $   750,000
     the last Business Day in December, 2003            $   750,000

     the last Business Day in March, 2004               $   750,000
     the last Business Day in June, 2004                $   750,000
     the last Business Day in September, 2004           $   750,000
     the last Business Day in December, 2004            $   750,000

     the last Business Day in March, 2005               $   750,000
     the last Business Day in June, 2005                $   750,000
     the last Business Day in September, 2005           $70,500,000
     the last Business Day in December, 2005            $70,500,000

     the last Business Day in March, 2006               $70,500,000
     B Term Loan Maturity Date                          $70,500,000

          (iii) The U.S. Borrower shall be required to repay the principal amount of C Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled C Repayment"):

            Scheduled C Repayment Date                     Amount
            --------------------------                     ------

     the last Business Day in September, 1999           $   750,000
     the last Business Day in December, 1999            $   750,000

            Scheduled C Repayment Date                     Amount
            --------------------------                     ------

     the last Business Day in March, 2000               $   750,000
     the last Business Day in June, 2000                $   750,000
     the last Business Day in September, 2000           $   750,000
     the last Business Day in December, 2000            $   750,000

     the last Business Day in March, 2001               $   750,000
     the last Business Day in June, 2001                $   750,000
     the last Business Day in September, 2001           $   750,000
     the last Business Day in December, 2001            $   750,000

     the last Business Day in March, 2002               $   750,000
     the last Business Day in June, 2002                $   750,000
     the last Business Day in September, 2002           $   750,000
     the last Business Day in December, 2002            $   750,000

     the last Business Day in March, 2003               $   750,000
     the last Business Day in June, 2003                $   750,000
     the last Business Day in September, 2003           $   750,000
     the last Business Day in December, 2003            $   750,000

     the last Business Day in March, 2004               $   750,000
     the last Business Day in June, 2004                $   750,000
     the last Business Day in September, 2004           $   750,000
     the last Business Day in December, 2004            $   750,000

     the last Business Day in March, 2005               $   750,000
     the last Business Day in June, 2005                $   750,000
     the last Business Day in September, 2005           $   750,000
     the last Business Day in December, 2005            $   750,000

     the last Business Day in March, 2006               $   750,000
     the last Business Day in June, 2006                $   750,000
     the last Business Day in September, 2006           $69,750,000
     the last Business Day in December, 2006            $69,750,000

     the last Business Day in March, 2007               $69,750,000
     C Term Loan Maturity Date                          $69,750,000

          (c) On the Business Day after the date of receipt thereof by Holdings and/or any of its Subsidiaries of Proceeds from any Asset Sale, an amount equal to the Applicable Prepayment Percentage of the Net Proceeds from such Asset Sale shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)), provided that with respect to no
                                              --------
more than $100,000,000 in the aggregate of such Proceeds received by Holdings and its Subsidiaries after the Effective Date, the Net Proceeds therefrom shall not be required to be so applied on such date to the extent that no payment Default, or Event of Default, then exists and the U.S. Borrower delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Proceeds shall be used to purchase assets used or to be used in the businesses referred to in Section 8.01(a) (including, without limitation, capital stock of a corporation engaged in any such business) within 365 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), provided, that (1) if all or any
                                              --------
portion of such Net Proceeds not so applied to the repayment of Term Loans are not so used (or contractually committed to be used) within such 365 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans and (2) if all or any portion of such Net Proceeds are not required to be applied on the 365th day referred to in clause (1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Term Loans as provided in this Section 4.02(A)(c).

          (d) On the Business Day after the date of the receipt thereof by Holdings and/or any of its Subsidiaries, an amount equal to 50% of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of any publicly registered sale or issuance of preferred or common equity of Holdings or any of its Subsidiaries (other than (x) issuances of Holdings Common Stock and Permitted Holdings PIK Securities by Holdings as consideration in connection with, or the net proceeds of which are used to finance, any Permitted Acquisition, and (y) issuances of Holdings Common Stock or Permitted Holdings PIK Securities the net proceeds of which are used to redeem or repurchase Senior Subordinated Notes (either pursuant to the terms of the Senior Subordinated Note Documents or through open-market purchases, including by tender offer)) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)).

          (e) On the date of the receipt thereof by Holdings and/or any of its Subsidiaries, an amount equal to 100% of the proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of the incurrence of Indebtedness by Holdings and/or any of its Subsidiaries (other than Indebtedness permitted to be incurred by Section 8.04 as in effect on the Effective Date) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)).

          (f) On each Excess Cash Payment Date, an amount equal to the Applicable Prepayment Percentage of Excess Cash Flow of Holdings and its Subsidiaries for the most recent Excess Cash Flow Period ending prior to such Excess Cash Payment Date shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)).

          (g) Within 10 days following each date on which Holdings or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)), provided that so long as no Default or Event of Default then exists
          --------
and such proceeds do not exceed $200,000,000, such proceeds shall not be required to be so applied on such date to the extent that the U.S. Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 365 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that (i) if
                                                  ----------------
the amount of such proceeds exceeds $200,000,000, then the entire amount and not just the portion in excess of $200,000,000 shall be applied as a mandatory repayment of Term Loans as provided above in this Section 4.02(A)(g), (ii) if all or any portion of such proceeds not required to be applied to the repayment of Term Loans pursuant to the preceding proviso are not so used (or contractually committed to be used) within 365 days after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of the Term Loans as provided in this Section 4.02(A)(g) and (iii) if all or any portion of such proceeds are not required to be applied on the 365th day referred to in clause
(ii) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Term Loans as provided in this Section 4.02(A)(g).

          (h) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding A Swingline Loans and B Swingline Loans shall be repaid in full on the A Swingline Expiry Date or the B Swingline Expiry Date, as the case may be, and (ii) all other then outstanding Loans of the respective Facility shall be repaid in full on the Maturity Date for such Facility.

          (i) On the second Business Day following each date on which the Aggregate Net Invested Amount in respect of the Accounts Receivable Facility is increased to an amount in excess of $75,000,000, all or a portion of such increase shall be applied as a mandatory prepayment of the A Term Loans (as and to the extent elected by the U.S. Borrower pursuant to Section 3.03(e)).

          (B)  Application:
               ------------

          (a) All repayments of A Term Loans, B Term Loans and C Term Loans pursuant to Section 4.02(A)(c), (d), (e), (f), (g) or (i) shall be applied to reduce the then remaining Scheduled Repayments of the respective Facility pro
                                                                          ---
rata based on the then remaining Scheduled Repayments of the respective
----
Facility.

          (b) With respect to each repayment of Loans required by this Section 4.02, the applicable Borrower may designate the Types of Loans which are to be repaid and the specific Borrowing(s) under the affected Facility pursuant to which made; provided, that (i) Eurodollar Loans made pursuant to a specific
            --------
Facility may be designated for repayment pursuant to this Section 4.02 only on the last day of an Interest Period applicable thereto unless all Eurodollar Loans made pursuant to such Facility with Interest Periods ending on such date of required prepayment and all Base Rate Loans made pursuant to such Facility have been paid in full; (ii) if any repayment of Euro Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall be immediately converted into Base Rate Loans (or repaid in the case of B Revolving Loans and B Swingline Loans); and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans;
                                              --- ----
provided, that (x) no repayment pursuant to Section 4.02(A)(a)(i) shall be
--------
applied to any A Revolving Loans of a Defaulting Bank at any time when the aggregate amount of the A Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's A RL Percentage of all A Revolving Loans then outstanding and (y) no repayment pursuant to Section 4.02(A)(a)(ii) shall be applied to any B Revolving Loans of a Defaulting Bank at any time when the aggregate amount of the B Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's B RL Percentage of all B Revolving Loans then outstanding. In the absence of a designation by a Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

          (C)  Waiver of Certain Mandatory Repayments by B and C Banks
               -------------------------------------------------------

          Notwithstanding anything to the contrary contained in this Section
4.02 or elsewhere in this Agreement (including, without limitation, in Section 12.12), the U.S. Borrower shall have the option, in its sole discretion, to give the Banks with outstanding B Terms Loans (the "B Banks") and C Term Loans (the "C Banks") the option to waive a mandatory repayment of such Loans pursuant to
Section 4.02(A)(c), (d), (e), (f) and/or (g) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this Section 4.02(C). If the U.S. Borrower elects to exercise the option referred to in the preceding sentence, the U.S. Borrower shall give to the Administrative Agent written notice of its intention to give the B Banks and the C Banks the right to waive a Waivable Mandatory Repayment at least five

Business Days prior to such repayment, which notice the Administrative Agent shall promptly forward to all B Banks and C Banks (indicating in such notice the amount of such repayment to be applied to each such Bank's outstanding Term Loans under such Facilities). The U.S. Borrower's offer to permit such Banks to waive any such Waivable Mandatory Repayment may apply to all or part of such repayment, provided that any offer to waive part of such repayment must be made
           --------
ratably to such Banks on the basis of their outstanding B Term Loans and C Term Loans. In the event any such B Bank and C Bank desires to waive such Bank's right to receive any such Waivable Mandatory Repayment in whole or in part, such Bank shall so advise the Administrative Agent no later than the close of business two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Bank desires to receive in respect of such repayment. If any Bank does not reply to the Administrative Agent within the two Business Days, it will be deemed not to have waived any part of such repayment. If any Bank does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Bank waives all or part of such right to receive any such Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Bank to the A Term Loans in accordance with Section 4.02(B).

          4.03  Method and Place of Payment.  Except as otherwise specifically
                ---------------------------
provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable account of the Banks entitled thereto, not later than 12:00 Noon (Local time) on the date when due and shall be made in immediately available funds at the Payment Office and in: (x) U.S. Dollars, if such payment is made in respect of any obligation of any of the Borrowers under this Agreement except as otherwise provided in the immediately succeeding clause
(y) or (z); (y) the appropriate Foreign Currency, if such payment is made in respect of principal of or interest on Foreign Currency Loans; and (z) Euros, if such payment is made in respect of B RL Commitment Fees, it being understood that written, telex or facsimile transmission notice by the relevant Borrower to the Administrative Agent to make a payment from the funds in such Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 12:00 Noon (Local time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          4.04  Net Payments.  (a)  All payments made by each Borrower hereunder
                ------------
or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b) and (c), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the relevant Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the relevant Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and for any withholding of taxes as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. Each Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower. Each Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

          (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) lending to the U.S. Borrower agrees to deliver to the U.S. Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank lending to the U.S. Borrower that is an assignee or transferee of an interest under this Agreement pursuant to Section
1.13 or 12.04 (unless the respective Bank lending to the U.S. Borrower was already a Bank lending to the U.S. Borrower hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank lending to the U.S. Borrower, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank lending to the U.S. Borrower is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank that is not a United States person lending to the U.S. Borrower agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the U.S. Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate, or any successor form, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank lending to the U.S. Borrower to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the U.S. Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate in which case such Bank lending to the U.S. Borrower shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the U.S. Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank lending to the U.S. Borrower which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank lending to the U.S. Borrower has not provided to the U.S. Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the U.S. Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank lending to the U.S. Borrower in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the U.S. Borrower the Internal Revenue Service Forms required to be provided to the U.S. Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank lending to the U.S. Borrower described in clause
(ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 12.04(b), the U.S. Borrower agrees to pay additional amounts and to indemnify each Bank lending to the U.S. Borrower in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

          (c) Each Bank that is not a resident of the Federal Republic of Germany for Federal Republic of Germany tax purposes lending to the German Borrower agrees to (i) deliver to the German Borrower and the Administrative Agent such declaration of non-residence or other similar certificate as shall be requested by the German Borrower (giving the Bank lending to the German Borrower sufficient time to satisfy such requirement), as is required by statute, treaty or regulation of the Federal Republic of Germany existing on the date hereof or which are not substantially more onerous than those existing on the date hereof and which do not impose an unreasonable burden (in time, resources or otherwise) on the Bank lending to the German Borrower, or (ii) within 45 days after the day hereof, make the requisite filing with the taxing authority of the Federal Republic of Germany in order to certify that such Bank lending to the German Borrower is subject to income tax on a net basis in the United States (and/or the taxing authority of the jurisdiction in which such Bank's principal office is located) as required to establish its entitlement to an exemption from Federal Republic of Germany withholding under the double tax treaty currently in force between the United States (or the jurisdiction in which such Lender's principal office is located) and the Federal Republic of Germany. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, (x) the German Borrower shall be entitled, to the extent required to do so by law, to deduct and withhold income or similar taxes imposed by the Federal Republic of Germany on interest, Fees or other amounts payable hereunder for the account of any Bank lending to the German Borrower which is not a resident of the Federal Republic of Germany for Federal Republic of Germany tax purposes to the extent that (I) such Bank lending to the German Borrower has not provided forms, declarations or other certification required to establish a complete exemption from such deduction or withholding or (II) the German Borrower is required to do so by any thin capitalization laws or regulations in the Federal Republic of Germany which recharacterize the interest payments as dividends and (y) the German Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank lending to the German Borrower in respect of income or similar taxes imposed by the Federal Republic of Germany if such Bank lending to the German Borrower has not provided to the German Borrower the forms or declarations required to be provided by such Bank lending to the German Borrower pursuant to the preceding sentence. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04, the German Borrower agrees to pay any additional amounts and to indemnify each Bank lending to the German Borrower in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes. For the avoidance of doubt, nothing herein shall require any Bank lending to the German Borrower to disclose any information regarding its tax affairs or computations to the German Borrower or any of its Affiliates and no Bank lending to the German Borrower shall be obligated to disclose any of its tax returns to the German Borrower or any of its Affiliates or any agent of the foregoing.

          (d) The provisions of this Section 4.04 are subject to the provisions of Section 12.19 (to the extent applicable).

          SECTION 5.  Conditions Precedent.  The obligation of each Bank to make
                      --------------------
each Loan hereunder, and the obligation of any Letter of Credit Issuer to issue each Letter of Credit hereunder, is subject, at the time of each such Credit Event (except as otherwise hereinafter indicated), to the satisfaction of the following conditions:

          5.01  Execution of Agreement; Notes.  On or prior to the Initial
                -----------------------------
Borrowing Date, (i) this Agreement shall have been executed and delivered as provided in Section 12.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank which has requested the same the appropriate A Term Note, B Term Note, C Term Note, A Revolving Note and B Revolving Note, if any, and to BTCo if so requested, the A Swingline Note and the B

Swingline Note, in each case executed by the relevant Borrower or Borrowers and in the amount, maturity and as otherwise provided herein.

          5.02  No Default; Representations and Warranties.  At the time of each
                ------------------------------------------
Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          5.03  Officer's Certificate.  On the Initial Borrowing Date, the
                ---------------------
Administrative Agent shall have received a certificate dated such date signed by an appropriate officer of each Borrower stating that all of the applicable conditions set forth in Sections 5.02, 5.06, 5.07, 5.08 and 5.09 exist as of such date.

          5.04  Notice of Borrowing; Letter of Credit Request.  The
                ---------------------------------------------
Administrative Agent shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to each incurrence of Loans, and the Administrative Agent and the respective Letter of Credit Issuer shall have received a Letter of Credit Request satisfying the requirements of Section 2.02 with respect to each issuance of a Letter of Credit.

          5.05  Corporate Proceedings.  (a)  On the Initial Borrowing Date, the
                ---------------------
Administrative Agent shall have received from each Credit Party a certificate, dated the Initial Borrowing Date, signed by the chairman, a vice chairman, the president or any vice-president of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit D with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation and By-Laws or equivalent documents) shall be reasonably satisfactory to each of the Agents.

          (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to each of the Agents, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

          (c) On the Initial Borrowing Date, unless and to the extent otherwise agreed by the Administrative Agent, the Administrative Agent shall have received evidence of the amendment to the certificate of incorporation (or equivalent organizational document) and by-laws of each Foreign Subsidiary whose capital stock is to be pledged pursuant to the Pledge

Agreement permitting the granting of a security interest in such Foreign Subsidiary's capital stock pursuant to the Pledge Agreement, in form and substance satisfactory to each of the Agents and local counsel to each of the Agents.

          5.06  Adverse Change, etc.  On or prior to the Initial Borrowing Date,
                --------------------
nothing shall have occurred since December 31, 1998 (and neither the Banks nor any of the Agents shall have become aware of any facts or conditions not previously known) which the Required Banks or any of the Agents shall determine
(a) has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Banks or such Agent, or on the ability of any Credit Party to perform its obligations to them hereunder or under any other Credit Document or (b) has, or could reasonably be expected to have, a Material Adverse Effect.

          5.07  Litigation.  On the Initial Borrowing Date, there shall be no
                ----------
actions, suits or proceedings pending or threatened (a) with respect to this Agreement or any other Document or (b) which any of the Agents or the Required Banks shall determine could reasonably be expected to (i) have a Material Adverse Effect or (ii) have a material adverse effect on the Transaction, the rights or remedies of the Banks or any Agent hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Banks or any Agent hereunder or under any other Credit Document.

          5.08  Approvals.  On or prior to the Initial Borrowing Date, all
                ---------
necessary governmental (domestic and foreign) and third party approvals in connection with the Transaction, the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein.
Additionally, on the Initial Borrowing Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the making of Loans.

          5.09  Consummation of the Transaction.  (a)  On the Initial Borrowing
                -------------------------------
Date, the Recapitalization shall have been consummated in accordance with the Recapitalization Documents and all applicable laws, and each of the conditions precedent to the consummation of the Recapitalization set forth in the Recapitalization Documents shall have been satisfied and not waived except with the consent of the Agents and the Required Banks to the reasonable satisfaction of the Agents and the Required Banks.

          (b) On the Initial Borrowing Date, the total commitments in respect of the Indebtedness to be Refinanced shall have been terminated, and all loans with respect thereto shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated (or incorporated hereunder as existing Letters of Credit pursuant to Section 2.01(d)) and all other amounts owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full and all documents in respect of the Indebtedness to be Refinanced and all guarantees with respect thereto shall have been terminated (except as to indemnification provisions, which may survive) and to be of no further force and effect.

          (c) On the Initial Borrowing Date, the creditors in respect of the Indebtedness to be Refinanced shall have terminated and released all security interests and Liens on the assets owned by Holdings and its Subsidiaries. The Administrative Agent shall have received such releases of security interests in and Liens on the assets owned by Holdings and its Subsidiaries as may have been requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to each of the Agents. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to Holdings or any of its Subsidiaries in connection with the security interests created with respect to the Indebtedness to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of Holdings or any of its Subsidiaries on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of Holdings or any of its Subsidiaries, in each case, to secure the obligations in respect of the Indebtedness to be Refinanced, all of which shall be in form and substance reasonably satisfactory to each of the Agents, and (iv) all collateral owned by Holdings or any of its Subsidiaries in the possession of any of the creditors in respect of the Indebtedness to be Refinanced or any collateral agent or trustee under any related security document shall have been returned to Holdings or such Subsidiary.

          (d) On the Initial Borrowing Date, each of the Agents shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this Section 5.09 have been satisfied on such date.

          (e) On or prior to the Initial Borrowing Date, there shall have been delivered to the Banks true and correct copies of all Transaction Documents, and all of the terms and conditions of such Transaction Documents, as well as the structure of the Transaction and the ownership interests in Holdings after giving effect to the Transaction, shall be in form and substance reasonably satisfactory to each of the Agents and the Required Banks.

          5.10  Security Documents.  (a)  On the Initial Borrowing Date, each
                -------------------
U.S. Credit Party shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit E, together with such changes (or with such other documents) as may be requested by the Collateral Agent in connection with local law (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee thereunder, all of the Pledged Securities referred to therein, endorsed in blank in the case of promissory notes or accompanied by executed and undated stock powers in the case of capital stock, and the U.S. Pledge Agreement under such other documents shall be in full force and effect.

          (b) On the Initial Borrowing Date, each U.S. Credit Party shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit F, together with such changes (or with such other documents) as may be requested by the Collateral Agent in connection with local law (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Security Agreement") covering all of the Security Agreement Collateral, together with:

          (A)   executed copies of Financing Statements (Form UCC-1 and/or UCC-
     3) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary to perfect the security interests purported to be created by the U.S. Security Agreement;

          (B)   certified copies of Requests for Information or Copies
     (Form UCC-11), or equivalent reports, each of a recent date listing all effective financing statements that name any U.S. Credit Party or any of their respective U.S. Subsidiaries or a division or operating unit of any such Person, as debtor and that are filed in the jurisdictions referred to in clause (A) above, together with copies of such financing statements (none of which shall cover the Collateral except (x) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Administrative Agent and (y) to the extent evidencing Permitted Liens);

          (C) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement; and

          (D) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement have been taken;

and the Security Agreement and such other documents shall be in full force and effect.

          (c) On the Initial Borrowing Date, each relevant U.S. Credit Party shall have duly authorized, executed and delivered a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent (each, a "Foreign Pledge Agreement"), covering 65% of the capital stock of each first-tier Foreign Subsidiary of such U.S. Credit Party (other than an Excluded Pledge Subsidiary), in each case together with evidence of the completion of all recordings and filings of, or with respect to, such Foreign Pledge Agreements as may be necessary or, in the reasonable opinion of the Collateral Agent desirable, to perfect security interests intended to be created by such Foreign Pledge Agreements, provided that the foregoing actions shall not be required to
                   --------
be taken on or prior to the Initial Borrowing Date to the extent covered by
Section 12.20(d).

          5.11  Subsidiary Guaranty.  On the Initial Borrowing Date, each U.S.
                -------------------
Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiary Guaranty in the form of Exhibit G (as modified, amended or supplemented from time to time in accordance with the terms hereof and thereof, the "Subsidiary Guaranty"), and the Subsidiary Guaranty shall be in full force and effect.

          5.12  Opinions of Counsel.  On the Initial Borrowing Date, each of the
                -------------------
Agents shall have received opinions, addressed to each of the Agents and each of the Banks and dated the Initial Borrowing Date, from (i) Kirkland & Ellis, counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit H-1 and such other matters incident to the transactions contemplated herein as each of the Agents may reasonably request, (ii) Oppenhoff & Radler, German counsel to the German Borrower, which opinion shall cover the matters contained in Exhibit H-2 and such other matters incident to the transactions contemplated herein as each of the Agents may reasonably request and (iii) local counsel to the Credit Parties reasonably satisfactory to each of the Agents, which opinions shall cover such matters incident to the transactions contemplated herein and in the other Credit Documents as each of the Agents may reasonably request and shall be in form and substance reasonably satisfactory to each of the Agents.

          5.13  Mortgages; Title Insurance; Surveys, etc.  (a)  On the Initial
                -----------------------------------------
Borrowing Date, the Collateral Agent shall have received fully executed counterparts of deeds of trust, mortgages and similar documents in each case in form and substance satisfactory to the Collateral Agent (as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, each a "Mortgage" and, collectively, the "Mortgages") covering all the Mortgaged Properties located in the United States, and arrangements reasonably satisfactory to the Collateral Agent shall be in place to provide that counterparts of such Mortgages shall be recorded on the Initial Borrowing Date in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to create a valid and enforceable first priority Lien, subject only to Permitted Encumbrances, on each such Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors.

          (b) On the Initial Borrowing Date, the Collateral Agent shall have received mortgagee title insurance policies (or binding commitments to issue such title insurance policies) issued by title insurers reasonably satisfactory to the Collateral Agent (the "Mortgage Policies") in amounts reasonably satisfactory to the Collateral Agent and assuring the Collateral Agent that the Mortgages are valid and enforceable first priority mortgage Liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances. Such Mortgage Policies shall be in form and substance reasonably satisfactory to the Collateral Agent and (i) shall include an endorsement for future advances under this Agreement, the Notes and the Mortgages and for any other matter that the Collateral Agent in its discretion may reasonably request (to the extent available in the respective jurisdiction of each Mortgaged Property), (ii) shall not include an exception for mechanics' liens and (iii) shall provide for affirmative insurance and such reinsurance (including direct access agreements) as the Collateral Agent in its discretion may reasonably request.

          (c) On the Initial Borrowing Date, the Collateral Agent shall have also received surveys in form and substance reasonably satisfactory to the Collateral Agent of each

Mortgaged Property designated as "owned" on Annex III hereto, dated a recent date acceptable to the Collateral Agent, certified in a manner reasonably satisfactory to the Collateral Agent by a licensed professional surveyor reasonably satisfactory to the Collateral Agent except as to the Mortgaged Property located in San Benito County, California. The U.S. Borrower shall have used commercially reasonable efforts to furnish to the Collateral Agent such estoppel letters, landlord waiver letters, non-disturbance letters and similar assurances as may have been reasonably requested by the Collateral Agent, which letters shall be in form and substance reasonably satisfactory to the Collateral Agent.

          5.14  Plans; Collective Bargaining Agreements; Existing Indebtedness
                --------------------------------------------------------------
Agreements; Shareholders' Agreements; Management Agreements; Employment
-----------------------------------------------------------------------
Agreements; Non-Compete Agreements; Tax Allocation Agreements; Material
-----------------------------------------------------------------------
Contracts.  On or prior to the Initial Borrowing Date, there shall have been
---------
made available to the Administrative Agent and the Banks upon request by the Administrative Agent, copies of:

          (a) any material Plans of Holdings or any of its Subsidiaries after giving effect to the consummation of the Transaction and for each such Plan
     (i) that is a "single-employer plan" (as defined in Section 4001(a)(15) of ERISA) the most recently completed actuarial valuation prepared therefor by such Plan's regular enrolled actuary and the Schedule B, "Actuarial Information" to the IRS Form 5500 (Annual Report) most recently filed with the Internal Revenue Service and (ii) that is a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA), each of the documents referred to in clause (i) either in the possession of Holdings, any Subsidiary of Holdings or any ERISA Affiliate or reasonably available thereto from the sponsor or trustees of such Plan;

          (b) any material collective bargaining agreements or any other similar agreement or arrangement covering the employees of Holdings or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Collective Bargaining Agreements");

          (c) all agreements evidencing or relating to the Existing Indebtedness that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Existing Indebtedness Agreements");

          (d) all agreements entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock, and any agreements entered into by shareholders relating to any such entity with respect to their capital stock, in each case that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Shareholders' Agreements");

          (e) (A) the Consulting Agreement and (B) any other material agreements (or the forms thereof) with members of, or with respect to, the management of Holdings or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Management Agreements");

          (f) any material employment agreements entered into by Holdings or any of its Subsidiaries (collectively, the "Employment Agreements");

          (g) any material non-compete agreement entered into by Holdings or any of its Subsidiaries (collectively, the "Non-Compete Agreements");

          (h) any tax sharing or tax allocation agreements entered into by Holdings or any of its Subsidiaries (collectively, the "Tax Allocation Agreements"); and

          (i) all material contracts and licenses of Holdings or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Material Contracts");

all of which Plans, Collective Bargaining Agreements, Existing Indebtedness Agreements, Shareholders' Agreements, Management Agreements, Employment Agreements, Non-Compete Agreements, Tax Allocation Agreements and Material Contracts shall be in form and substance reasonably satisfactory to each of the Agents and shall be in full force and effect on the Initial Borrowing Date.

         5.15   Solvency Certificate; Insurance Analyses.  On the Initial
                ----------------------------------------
Borrowing Date, each of the Agents shall have received:

          (a) a solvency certificate in the form of Exhibit I from the chief financial officer of Holdings, addressed to each of the Agents and each of the Banks and dated the Initial Borrowing Date and supporting the conclusions, that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, the U.S. Borrower (on a stand-alone basis), the U.S. Borrower and its Subsidiaries (on a consolidated basis), and Holdings and its Subsidiaries (on a consolidated basis) are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due; and

          (b)   evidence of insurance complying with the requirements of Section
     7.03 for the business and properties of Holdings and its Subsidiaries in form and substance satisfactory to each of the Agents and the Required Banks and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or revised without 30 days prior written notice by the insurer to the Collateral Agent.

          5.16  Pro Forma Balance Sheets.  On or prior the Initial Borrowing
                ------------------------
Date, there shall have been delivered to each of the Agents, an unaudited pro
                                                                          ---
forma consolidated balance sheet of each of Holdings and its Subsidiaries and
-----
the U.S. Borrower and its Subsidiaries after giving effect to the Transaction and prepared in accordance with GAAP, together with a related funds flow statement, which pro forma balance sheets and funds flow statement shall be
                 --- -----
reasonably satisfactory in form and substance to each of the Agents and the Required Banks.

          5.17  Projections.  On or prior to the Initial Borrowing Date, the
                -----------
Banks shall have received the financial projections (the "Projections") set forth on Annex IV hereto, which include the projected results of Holdings and its Subsidiaries for the eight fiscal years ended after the Initial Borrowing Date.

          5.18  Existing Indebtedness.  On the Initial Borrowing Date and after
                ---------------------
giving effect to the Transaction and the Loans incurred on the Initial Borrowing Date, neither Holdings nor any of its Subsidiaries shall have any preferred stock outstanding except for the Baxter Preferred Stock, or any Indebtedness outstanding except for Indebtedness permitted under Section 8.04. On and as of the Initial Borrowing Date, all of the Existing Indebtedness shall remain outstanding after giving effect to the Transaction and the other transactions contemplated hereby without any default or events of default existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby (except to the extent amended or waived by the parties thereto on terms and conditions reasonably satisfactory to each of the Agents and the Required Banks). On and as of the Initial Borrowing Date, each of the Agents and the Required Banks shall be satisfied with the amount of and the terms and conditions of all Existing Indebtedness.

          5.19  Payment of Fees.  On the Initial Borrowing Date, all costs, fees
                ---------------
and expenses, and all other compensation contemplated by this Agreement, due to each of the Agents or the Banks (including, without limitation, legal fees and expenses) shall have been paid to the extent due.

          5.20  Compliance With Senior Subordinated Note Indenture.  On the
                --------------------------------------------------
Initial Borrowing Date, (i) all Indebtedness incurred or to be incurred under this Agreement shall comply with the requirements of Sections 4.12, 4.18 and
4.19 of the Senior Subordinated Note Indenture and all other applicable covenants contained therein, (ii) the U.S. Borrower shall have delivered to the Administrative Agent an officer's certificate signed by an appropriate officer of the U.S. Borrower, in form and substance satisfactory to each of the Agents,
(x) establishing that no Indebtedness incurred or to be incurred under this Agreement violates the terms of the Senior Subordinated Note Indenture and (y) containing a representation and warranty that the Indebtedness incurred or to be incurred under this Agreement constitutes "Senior Debt" and "Designated Senior Debt" under the Senior Subordinated Note Indenture, which officer's certificate shall be accompanied by financial calculations (in form and substance reasonably satisfactory to each of the Agents) establishing compliance with a Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Note Indenture) of greater than 2.0:1.0 (after giving effect to the incurrence of all Indebtedness hereunder) as required by the proviso to Section 4.12 of the Senior Subordinated Note Indenture and (iii) the Banks shall have received an opinion of counsel (which opinion shall be reasonably satisfactory to the Agents) to the effect that the execution, delivery and performance of the Credit Documents do not violate or conflict with Sections 4.12, 4.18 and 4.19 of the Senior Subordinated Note Indenture and that the Indebtedness incurred and to be incurred hereunder constitutes "Senior Debt" and "Designated Senior Debt" thereunder.

          The occurrence of the Initial Borrowing Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to each of the Banks that all of the applicable conditions specified above exist as of the Initial Borrowing Date or the date of such Credit Event, as the case may be. All of the certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to each of the Agents and the Required Banks.

          SECTION 6.  Representations, Warranties and Agreements.  In order to
                      ------------------------------------------
induce the Banks to enter into this Agreement and to make the Loans and issue and/or participate in the Letters of Credit provided for herein, each of Holdings and each Borrower makes the following representations, warranties and agreements with the Banks in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of each Credit Event being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the date of each such Credit Event, unless stated to relate to a specific earlier date in which event all representations and warranties shall be true and correct in all material respects as of such earlier date), it being understood and agreed that, notwithstanding any statements to the contrary contained in this Section 6, (x) each of Holdings, the U.S. Borrower and the German Borrower makes the following representations and warranties solely with respect to itself and its respective Subsidiaries and
(y) in the case of the representations and warranties made in Sections 6.10(a),
(b) and (e), such representations and warranties are made solely by Holdings and the U.S. Borrower:

          6.01  Corporate Status.  Holdings and each of its Subsidiaries (i) is
                ----------------
a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

          6.02  Corporate Power and Authority.  Each Credit Party has the
                -----------------------------
corporate power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          6.03  No Violation.  Neither the execution, delivery or performance by
                ------------
any Credit Party of the Documents to which it is a party nor compliance by them with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents and the Accounts Receivable Facility Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or equivalent organizational documents) of Holdings or any of its Subsidiaries.

          6.04  Litigation.  There are no actions, suits or proceedings pending
                ----------
or, to the knowledge of Holdings or any of its Subsidiaries, threatened, with respect to Holdings or any of its Subsidiaries (i) that are likely to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or on the ability of any Credit Party to perform its respective obligations to the Banks hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

          6.05  Use of Proceeds; Margin Regulations.  (a)  The proceeds of all
                -----------------------------------
Term Loans shall be utilized to finance the Recapitalization and the Refinancing and to pay fees and expenses incurred in connection with the Transaction.

          (b) The proceeds of A Revolving Loans and A Swingline Loans shall be utilized for the general corporate and working capital purposes of the U.S. Borrower and its Subsidiaries (including, without limitation, to finance Permitted Acquisitions); provided that no A Revolving Loans or A Swingline Loans
                         --------
may be utilized on the Initial Borrowing Date to make payments owing in connection with the Transaction.

          (c) The proceeds of B Revolving Loans and B Swingline Loans shall be utilized for the general corporate and working capital requirements of the U.S. Borrower, the German Borrower and their respective Subsidiaries.

          (d) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

          6.06  Governmental Approvals.  No order, consent, approval, license,
                ----------------------
authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Document (other than any Credit Document) or (ii) the legality, validity, binding effect or enforceability of any Document (other than any Credit Document), except (x) to the extent obtained or made or (y) where the failure to obtain or make any of the foregoing, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

          6.07  Investment Company Act.  Neither Holdings nor any of its
                ----------------------
Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          6.08  Public Utility Holding Company Act.  Neither Holdings nor any of
                ----------------------------------
its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6.09  True and Complete Disclosure.  All factual information (taken as
                ----------------------------
a whole) heretofore or contemporaneously furnished by or on behalf of Holdings or any of its Subsidiaries in writing to the Agents, the Co-Documentation Agents, the Collateral Agent or any Bank (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to the Agents, the Co-Documentation Agents, the Collateral Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

          6.10  Financial Condition; Financial Statements.  (a)  On and as of
                -----------------------------------------
the Initial Borrowing Date, on a pro forma basis after giving effect to the
                                 --- -----
Transaction and to all Indebtedness incurred, and to be incurred (including, without limitation, the Loans and the Senior Subordinated Notes), and Liens created, and to be created, by each Credit Party in connection therewith, with respect to each of Holdings and its Subsidiaries (on a consolidated basis) and of the U.S. Borrower (on a stand-alone basis) (x) the sum of the assets, at a fair valuation, of each of Holdings and its Subsidiaries (on a consolidated basis), and of the U.S. Borrower (on a stand-alone basis) will exceed its debts,
(y) it has not incurred nor intended to, nor believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) it will have sufficient capital with which to conduct its business. For purposes of this
Section 6.10, "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (b) The statements of financial condition of Holdings and its Subsidiaries at December 31, 1998 and the related statements of income and cash flows and changes in shareholders' equity of Holdings and its Subsidiaries for the fiscal year ended as of said date, copies of which have heretofore been furnished to each Bank, present fairly in all material respects the consolidated financial position of Holdings and its Subsidiaries at the date of said statements and the results for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

          (c) Since December 31, 1998, nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

          (d) Except as fully reflected in the financial statements described in Section 6.10(b) and the Indebtedness incurred under this Agreement, there were as of the Initial Borrowing Date (and after giving effect to any Loans made on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and neither Holdings nor the U.S. Borrower know of any basis for the assertion against Holdings or any of its Subsidiaries of any such liability or obligation which, either individually or in the aggregate, are or would be reasonably likely to have, a Material Adverse Effect.

          (e) The Projections are based on good faith estimates and assumptions made by the management of Holdings, and on the Initial Borrowing Date such management believed that the Projections were reasonable and attainable, it being recognized by the Banks, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections probably will differ from the projected results and that the differences may be material. There is no fact known to Holdings or any of its Subsidiaries which would have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the transactions contemplated hereby.

          6.11 Security Interests.  Each of the Security Documents creates (or
               ------------------
after the execution and delivery thereof will create), as security for the Obligations, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons and subject to no other Liens (except that the Security Agreement Collateral, the Mortgaged Properties and the collateral covered by the Additional Security Documents may be subject to Permitted Liens relating thereto), in favor of the Collateral Agent. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made on or prior to the Initial Borrowing Date as contemplated by Section 5.10(a) or on or prior to the execution and delivery thereof as contemplated by Sections 7.11, 7.16 and 8.14.

          6.12  Representations and Warranties in Other Documents.  All
                -------------------------------------------------
representations and warranties set forth in the other Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, in each case except to the extent that the failure of any such representation and warranty to be true and correct in all material respects, either individually or in the aggregate with other such representations and warranties, is not reasonably likely to have a Material Adverse Effect.

          6.13  Transaction.  At the time of consummation thereof, the
                -----------
Transaction shall have been consummated in all material respects in accordance with the terms of the Documents and all applicable laws. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction have been obtained, given, filed or taken or waived and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained) except where the failure to obtain, give, file, or take would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the performance by Holdings and its Subsidiaries of their obligations under the Documents and all applicable laws.

          6.14  Special Purpose Corporation.  Holdings has no significant assets
                ---------------------------
(other than the capital stock of the U.S. Borrower, U.S. Borrower Subordinated Notes issued to it from time to time in accordance with the terms of this Agreement and immaterial assets used for the performance of those activities permitted to be performed by Holdings pursuant to Section 8.01(b)) or liabilities (other than under this Agreement and the other Credit Documents, those liabilities under the other Documents and Baxter Acquisition Documents to which it is a party, those liabilities permitted to be incurred by Holdings pursuant to Section 8.01(b) and, as and when issued from time to time in accordance with the terms of this Agreement, Baxter PIK Notes, Permitted Holdings PIK Securities and Shareholder Subordinated Notes).

          6.15  Compliance with ERISA.  (a)  Each Plan is in substantial
                ---------------------
compliance with its terms, ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code or Section 303 or 304 of

ERISA; all contributions required to be made with respect to a Plan and a Foreign Pension Plan have been timely made; neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or
4980 of the Code or reasonably expects to incur any material liability (including any indirect, contingent or secondary liability) under any of the foregoing Sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not, by operation of law or otherwise, become a liability of Holdings or any of its Subsidiaries); to the knowledge of Holdings or any of its Subsidiaries, no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; no proceedings have been instituted to terminate, or to appoint a trustee to administer, any Plan; no condition exists which presents a material risk to Holdings or any Subsidiary of Holdings or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not result in a Material Adverse Effect; no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a Material Adverse Effect.

          (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither Holdings nor any of its Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan which is funded, determined as of the end of the most recently ended fiscal year of each Borrower on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan, and for each Foreign Pension Plan which is not funded, the obligations of such Foreign Pension Plan are properly accrued.

          6.16  Capitalization.  (a)  On the Effective Date, the authorized
                --------------
capital stock of Holdings shall consist of (i) (A) 20,000,000 shares of common stock, $0.01 par value per share, of which 8,961,684.97 shares shall be issued and outstanding and (B) 1,500,000 shares of Class B common stock, $0.01 per share, of which 1,014,679 shares shall be issued and outstanding (such authorized shares of common stock, together with any subsequently authorized shares of common stock of Holdings, the "Holdings Common Stock"), (ii) (A) 1,300,000 shares of Class L common stock, $0.01 par value per share, of which 524,001.96 shares shall be issued and outstanding and (B) 700,000 shares of Class L common stock, Series B, of which 504,060 shares shall be issued and outstanding (such authorized shares of Class L common stock, together with any subsequently authorized shares of Class L common stock of Holdings, the "Holdings Class L Common Stock"), and (iii) 100,000 shares of Baxter Preferred Stock, of which 10,000 shares shall be issued and outstanding and owned by Baxter. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable. Except as set forth on Annex X hereto, Holdings does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          (b) On the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of the U.S. Borrower shall consist of 1,000 shares of common stock, $0.01 par value per share, all of which shares shall be issued and outstanding and owned by Holdings. All such outstanding shares have been duly and validly issued and are fully paid and nonassessable. The U.S. Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          6.17  Subsidiaries.  On and as of the Initial Borrowing Date and after
                ------------
giving effect to the consummation of the Transaction, Holdings has no Subsidiaries other than the U.S. Borrower and its Subsidiaries, and each Borrower has no Subsidiaries other than those Subsidiaries listed on Annex V. Annex V correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, the percentage ownership (direct and indirect) of Holdings in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof. All outstanding shares of capital stock of each Subsidiary of each Borrower have been duly and validly issued, are fully paid and nonassessable and have been issued free of preemptive rights. No Subsidiary of any Borrower has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

          6.18  Intellectual Property.  Holdings and each of its Subsidiaries
                ---------------------
owns or holds a valid license to use all the material patents, trademarks, permits, service marks, trade names, technology, know-how and formulas or other rights with respect to the foregoing, free from restrictions that are materially adverse to the use thereof, that are used in the operation of the business of Holdings and each of its Subsidiaries as presently conducted.

          6.19  Compliance with Statutes, etc.  Holdings and each of its
                ------------------------------
Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental

Laws with respect to any Real Property or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Property or the operations of Holdings or any of its Subsidiaries), except such non-compliance as is not likely to, individually or in the aggregate, have a Material Adverse Effect.

          6.20  Environmental Matters.  (a)  Holdings and each of its
                ---------------------
Subsidiaries have complied with, and on the date of each Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of Holdings and each Borrower, past or threatened Environmental Claims against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and each Borrower, on any property adjoining or in the vicinity of any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Holdings or any of its Subsidiaries under any applicable Environmental Law.

          (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Holdings or any of its Subsidiaries where such generation, use, treatment or storage has violated or would reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by Holdings or any of its Subsidiaries. There are not now any underground storage tanks located on any Real Property owned or operated by Holdings or any of its Subsidiaries.

          (c) Notwithstanding anything to the contrary in this Section 6.20, the representations made in this Section 6.20 shall only be untrue if the aggregate effect of all restrictions, failures, noncompliance, Environmental Claims, Releases and presence of underground storage tanks, in each case of the types described above, would reasonably be expected to have a Material Adverse Effect.

          6.21  Properties.  All Real Property owned or leased by Holdings or
                ----------
any of its U.S. Subsidiaries as of the Initial Borrowing Date and after giving effect to the Transaction, and the nature of the interest therein, is correctly set forth in Annex III. Holdings and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Annex III or in the financial statements referred to in Section 6.10(b), free and clear of all Liens, other than Permitted Liens.

          6.22  Labor Relations.  Neither Holdings nor any of its Subsidiaries
                ---------------
is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect.

There is (i) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and each Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and each Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and each Borrower, threatened against Holdings or any of its Subsidiaries and (iii) to the best knowledge of Holdings and each Borrower, no union representation question existing with respect to the employees of Holdings or any of its Subsidiaries and, to the best knowledge of Holdings and each Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

          6.23  Tax Returns and Payments.  All U.S. Federal income, German
                ------------------------
income, material state income and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Holdings and/or any of its Subsidiaries have been timely filed with the appropriate taxing authority. The Returns accurately reflect all liability for taxes of Holdings and its Subsidiaries for the periods covered thereby. Holdings and each of its Subsidiaries have paid all taxes payable by them other than taxes which are not yet due and payable, and other than those contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in Section 6.10(b), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of Holdings and each Borrower, threatened by any authority regarding any taxes relating to Holdings or any of its Subsidiaries. Except as set forth on Annex IX, as of the Initial Borrowing Date, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither Holdings nor any of its Subsidiaries have provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. Neither Holdings nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction and the other transactions contemplated hereby.

          6.24  Existing Indebtedness.  Annex VII sets forth a true and complete
                ---------------------
list of all Indebtedness of Holdings and its Subsidiaries as of the Effective Date and which is to remain outstanding after giving effect to the Transaction and the incurrence of Loans on such date (excluding Indebtedness permitted under Section 8.04 (other than clause (b) thereof), the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

          6.25  Subordination.  (a)  The subordination provisions contained in
                -------------
the Senior Subordinated Note Documents are enforceable against the U.S. Borrower and the holders thereof, and all Obligations shall be within the definition of "Senior Debt" included in such subordination provisions.

          (b) On and after the issuance of any Baxter PIK Notes, the subordination provisions contained in the Baxter PIK Note Documents shall be enforceable against Holdings and the holder thereof, and all Obligations shall be within the definition of "Superior Debt" included in such subordination provisions.

          6.26  Year 2000 Compliance.  Any reprogramming required to permit the
                --------------------
proper functioning, in and following the year 2000, of Holdings' and its Subsidiaries' (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Holdings' and its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed in all material respects. The cost to Holdings and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to Holdings and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) could not reasonably be expected to result in a Default, an Event of Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of Holdings and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit Holdings and its Subsidiaries to conduct their respective businesses without a Material Adverse Effect.

          SECTION 7.  Affirmative Covenants.  Holdings and each Borrower hereby
                      ---------------------
covenant and agree that on the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 hereof which are not then due and payable) incurred hereunder, are paid in full:

          7.01  Information Covenants.  Holdings will furnish to each Bank and
                ---------------------
each Indemnifying Bank:

          (a) Monthly Reports.  On or prior to the relevant Monthly Reporting
              ---------------
     Date, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such month and the related consolidated statements of income and retained earnings and of cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, setting forth comparative figures for the corresponding month in the prior fiscal year, all of which shall be certified by the chief financial officer or other Authorized Officer of Holdings, subject to normal year-end audit adjustments.

          (b) Quarterly Financial Statements.  Within 45 days after the close of
              ------------------------------
     each quarterly accounting period in each fiscal year of Holdings, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of Holdings that they fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments.

          (c) Annual Financial Statements.  Within 90 days after the close of
              ---------------------------
     each fiscal year of Holdings, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year (and separate supplemental information setting forth comparable budgeted figures for such fiscal year and comparative consolidated figures for the preceding year) certified by PricewaterhouseCoopers LLP or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to each of the Agents (and not qualified in any material respect as to scope of audit), in each case to the effect that such statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates indicated and the results of their operations and changes, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default related or relating solely to financial accounting covenants which has occurred and is continuing has come to their attention or, if such a Default or Event of Default has come to their attention a statement as to the nature thereof.

          (d) Budgets, etc.  Not more than 90 days after the commencement of
              -------------
     each fiscal year of the U.S. Borrower, budgets of the U.S. Borrower and its Subsidiaries in reasonable detail for each of the four fiscal quarters of such fiscal year and for each of the four fiscal quarters of the immediately succeeding fiscal year, in each case as customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Section 7.01(b) and (c), a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the budgets required to be submitted pursuant to this clause (d) shall be presented.

          (e) Officer's Certificates.  At the time of the delivery of the
              ----------------------
     financial statements provided for in Section 7.01(b) and (c), a certificate of the chief financial officer or other Authorized Officer of Holdings to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether Holdings and its Subsidiaries were in compliance with the provisions of Sections 8.04, 8.07, 8.09, 8.10 and 8.11, and the calculation of the Leverage Ratio and the Adjusted Leverage Ratio, each as at the end of such fiscal quarter or year, as the case may be. In addition, at the time of the delivery of the financial statements provided for in Section

     7.01(c), a certificate of the chief financial officer or other Authorized Officer of Holdings setting forth the amount of, and calculations required to establish the amount of, Excess Cash Flow for the Excess Cash Flow Period ending on the last day of the respective fiscal year.

          (f) Notice of Default or Litigation.  Promptly, and in any event
              -------------------------------
     within five Business Days (or 10 Business Days in the case of clause (y) below) after any Senior Officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action Holdings or the U.S. Borrower proposes to take with respect thereto and shall state that such notice is a "notice of default" and (y) the commencement of, or threat of, or any significant development in, any litigation or governmental proceeding pending against Holdings or any of its Subsidiaries which is likely to have a Material Adverse Effect, or a material adverse effect on the ability of any Credit Party to perform its respective obligations hereunder or under any other Credit Document.

          (g) Auditors' Reports.  Promptly upon receipt thereof, a copy of each
              -----------------
     report or "management letter" submitted to Holdings or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of Holdings or any of its Subsidiaries.

          (h) Environmental Matters.  Promptly after obtaining knowledge of any
              ---------------------
     of the following, written notice of:

              (i) any pending or threatened material Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries;

              (ii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that (x) results in material noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of a material Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property;

              (iii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability by Holdings or its Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

              (iv) the taking of any material removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Holdings or any of its Subsidiaries where Holdings or any of its Subsidiaries is or is reasonably expected to be responsible for the cost of such action or where the taking of such action could reasonably be expected to materially interfere with the operations of Holdings or any of its Subsidiaries at such Real Property.

          All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings' or any Borrower's response thereto. In addition, Holdings agrees to provide the Banks with copies of all material communications by Holdings or any of its Subsidiaries with any Person, government or governmental agency relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by an Agent, the Collateral Agent or the Required Banks.

          (i) Accounts Receivable Facility Transaction Date. The Borrower shall
              ---------------------------------------------
     provide the Administrative Agent 15 Business Days' prior written notice of the Accounts Receivable Facility Transaction Date.

          (j) Other Information. Promptly upon transmission thereof, copies of
              -----------------
     any filings and registrations with, and reports to, the SEC by Holdings or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as Holdings or any of its Subsidiaries shall generally send to analysts or the holders of their capital stock or of the Baxter PIK Notes, Permitted Holdings PIK Securities or Senior Subordinated Notes in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as the Agents, the Collateral Agent or the Co-Documentation Agents on its own behalf or on behalf of any Bank may reasonably request from time to time.

          7.02  Books, Records and Inspections. Holdings will, and will cause
                ------------------------------
each of its Subsidiaries to, permit, upon notice to the chief financial officer or other Authorized Officer of Holdings or the U.S. Borrower, (x) officers and designated representatives of each of the Agents or any Bank to visit and inspect any of the properties or assets of Holdings and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as such Agent or any Bank may desire and
(y) the Administrative Agent, at the request of the Required Banks, to conduct, at Holdings' and the U.S. Borrower's expense, an audit of the accounts receivable and/or inventories of the U.S. Borrower and its Subsidiaries at such times (but no more frequently than once a year unless an Event of Default has occurred and is continuing) as the Required Banks shall reasonably require.

          7.03  Insurance. Holdings will, and will cause each of its
                ---------
Subsidiaries to, at all times from and after the Effective Date maintain in full force and effect insurance with reputable and solvent insurance carriers in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice. At any time that insurance at the levels described in Annex VI is not being maintained by Holdings and its Subsidiaries, Holdings will notify the Banks in writing thereof and, if thereafter notified by the Administrative Agent to do so, Holdings will obtain insurance at such levels to the extent then generally available (but in any event within the deductible or self-insured retention limitations set forth in the preceding sentence) or otherwise as are acceptable to each of the Agents. Holdings will furnish to the Administrative Agent on the Initial Borrowing Date and on each date on which financial statements are delivered pursuant to Section 7.01(c) a summary of the insurance carried in respect of Holdings and its Subsidiaries and the assets of Holdings and its Subsidiaries together with certificates of insurance and other evidence of such insurance, if any, naming the Collateral Agent as an additional insured and/or loss payee.

          7.04  Payment of Taxes. Holdings will pay and discharge, and will
                ----------------
cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under
Section 8.03(a) or charge upon any properties of Holdings or any of its Subsidiaries; provided, that neither Holdings nor any of its Subsidiaries shall
              --------
be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

          7.05  Corporate Franchises. Holdings will do, and will cause each of
                --------------------
its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises and authority to do business; provided, however, that any transaction
                                         --------  -------
permitted by Section 8.02 will not constitute a breach of this Section 7.05.

          7.06  Compliance with Statutes, etc. Holdings will, and will cause
                ------------------------------
each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than such non-compliance as would not have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

          7.07  Compliance with Environmental Laws.  (a) Holdings will pay, and
                ----------------------------------
will cause each of its Subsidiaries to pay, all costs and expenses incurred by it in keeping in compliance with all Environmental Laws, and will keep or cause to be kept all Real Properties free and clear of any Liens imposed pursuant to such Environmental Laws; and (b) neither Holdings nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, unless the failure to comply with the requirements specified in clause (a) or

(b) above, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. If Holdings or any of its Subsidiaries, or any tenant or occupant of any Real Property, cause or permit any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material (except in compliance with applicable Environmental Laws), each of Holdings and each Borrower agrees to undertake, and/or to cause any of its Subsidiaries, tenants or occupants to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property; provided that neither Holdings nor any of its
                        --------
Subsidiaries shall be required to comply with any such order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP.

          7.08  ERISA. As soon as possible and, in any event, within 10 days
                -----
after Holdings or any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events to the extent that one or more of such events is reasonably likely to result in a material liability to Holdings or any Subsidiary of Holdings, Holdings will deliver to each of the Banks a certificate of the chief financial officer or other Authorized Officer of Holdings setting forth details as to such occurrence and the action, if any, which Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof, and an event described in subsections
 .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is
reasonably expected to occur with respect to such Plan within the following 30 days, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under
Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or
502(l) of ERISA; or that Holdings or any Subsidiary of Holdings has or may incur any liability under any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA). The Borrower will deliver to Banks copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. At the request of any Bank, Holdings will deliver to such Bank a complete copy of the annual report (Form 5500) of each Plan including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition, at the request of any Bank, copies of annual reports and any notices received by Holdings or any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to such Bank no later than 10 days after the date of any such request.

          7.09  Good Repair. Holdings will, and will cause each of its
                -----------
Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, normal wear and tear and damage by casualty excepted, and, subject to Section 8.09, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

          7.10  End of Fiscal Years; Fiscal Quarters. Holdings will, for
                ------------------------------------
financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

          7.11  Additional Security; Further Assurances.  (a)  Holdings will,
                ---------------------------------------
and will cause each of its U.S. Subsidiaries (and subject to Section 7.16, each of its Foreign Subsidiaries) to, grant to the Collateral Agent security interests and mortgages in such assets and properties of Holdings and its Subsidiaries as are not covered by the Security Documents, and as may be reasonably requested from time to time by the Agents, the Collateral Agent or the Required Banks (collectively, the "Additional Security Documents"). All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to each of the Agents and the Collateral Agent and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

          (b) Holdings will, and will cause each of its Subsidiaries to, at the expense of Holdings and the Borrowers, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, Holdings shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by an Agent or the Collateral Agent to assure themselves that this Section 7.11 has been complied with.

          (c) If the Collateral Agent or the Required Banks determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property of Holdings and its Subsidiaries constituting Collateral, the U.S. Borrower shall provide to the Collateral Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and which shall be in form and substance satisfactory to each of the Agents.

          (d) Holdings and each Borrower agree that each action required above by this Section 7.11 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the Agents, the Co-Documentation Agents, the Collateral Agent or the Required Banks or required to be taken by Holdings and its Subsidiaries pursuant to the terms of this Section 7.11; provided that in no event shall Holdings or a Borrower be
                      --------
required to take any action, other than using its reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 7.11.

          7.12  Interest Rate Protection. The U.S. Borrower shall no later than
                ------------------------
90 days following the Initial Borrowing Date enter into, and thereafter maintain, Interest Rate Protection Agreements, satisfactory to the Administrative Agent, with a term of at least two years, establishing a fixed or maximum interest rate acceptable to the Administrative Agent in respect of at least 30% of the outstanding Term Loans.

          7.13  Register. Each Borrower hereby designates the Administrative
                --------
Agent to serve as its agent, solely for purposes of this Section 7.13, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks, each repayment in respect of the principal amount of the Loans of each Bank and the Indemnity Participation of each Indemnifying Bank. Failure to make any such recordation, or any error in such recordation shall not affect any Borrower's obligations in respect of such Loans or any Indemnifying Bank's obligation with respect to its Indemnity Participation. With respect to (x) any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments and (y) any Indemnifying Bank, the transfer of the Indemnity Participation of such Indemnifying Bank and the rights to interest and fees payable pursuant to such Indemnity Participation, shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments, Loans and/or Indemnity Participations, as the case may be, and prior to such recordation all amounts owing to the transferor with respect to such Commitments, Loans and/or Indemnity Participations, as the case may be, shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments, Loans and Indemnity Participations shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a

Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note, if any, evidencing such Loan, and thereupon, if requested by the respective Bank, one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. Each Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 7.13.

          7.14  Maintenance of Corporate Separateness. Holdings will, and will
                -------------------------------------
cause each of its Subsidiaries to, satisfy customary corporate formalities, including the maintenance of corporate records. Neither any Borrower nor any Subsidiary of any Borrower shall make any payment to a creditor of Holdings (other than a Guaranteed Creditor pursuant to any Credit Document or an Interest Rate Protection Agreement or Other Hedging Agreement entered into with any such Guaranteed Creditor) in respect of any liability of Holdings, and no bank account of Holdings shall be commingled with any bank account of any Borrower or any Subsidiary of any Borrower. Any financial statements distributed to any creditors of Holdings shall, to the extent permitted by GAAP, clearly establish the corporate separateness of Holdings from each Borrower and each Borrower's Subsidiaries. Finally, neither any Borrower nor any Subsidiary of any Borrower shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Holdings on the one hand and of any Borrower or any Subsidiary of any Borrower on the other hand being ignored, or in the assets and liabilities of any Borrower or any Subsidiary of any Borrower being substantively consolidated with those of Holdings in a bankruptcy, reorganization or other insolvency proceeding.

          7.15  Baxter PIK Notes; Baxter Preferred Stock; Permitted Holdings PIK
                ----------------------------------------------------------------
Securities.  (a)  Holdings shall pay any and all interest on any Baxter PIK
----------
Notes issued in accordance with this Agreement through the issuance of additional Baxter PIK Notes, rather than in cash, except to the extent cash Dividends to Holdings are otherwise permitted to be paid in accordance with the terms of Section 8.07(v) for the purpose of paying cash interest on the Baxter PIK Notes in accordance with the terms thereof.

          (b) Holdings shall pay all dividends on the Baxter Preferred Stock through the issuance of additional shares of Baxter Preferred Stock, rather than in cash, except to the extent cash dividends on the Baxter Preferred Stock are permitted to be paid in accordance with the terms of Section 8.07(vi); provided
                                                                       --------
that in lieu of issuing additional shares of Baxter Preferred Stock as dividends, Holdings may increase the liquidation preference of the shares of the Baxter Preferred Stock in respect of which such dividends have accrued.

          (c) Holdings shall pay all dividends or interest, as the case may be, on the Permitted Holdings PIK Securities through the issuance of additional Permitted Holdings PIK Securities rather than in cash; provided that in lieu of
                                                       --------
issuing additional Permitted Holdings PIK Securities as dividend or interest payments, Holdings may increase the liquidation preference or outstanding amount, as the case may be, of the outstanding Permitted Holdings PIK Securities in respect of which such dividends or interest have accrued.

          7.16  Foreign Subsidiaries Security. If following a change in the
                -----------------------------
relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for each Borrower acceptable to the Administrative Agent and the Required Banks does not within 30 days after a request from the Administrative Agent or the Required Banks deliver evidence, in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge (x) of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, and (y) of any promissory note issued by such Foreign Subsidiary to Holdings or any of its U.S. Subsidiaries, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form as the Security Agreement and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form as the Subsidiary Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Security Agreement (or another security agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the U.S. Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Subsidiary Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver the Subsidiary Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the U.S. Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into the Security Agreement or Subsidiary Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 7.16 to be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

          7.17  Contributions; Payments.  (a)  Holdings will contribute as an
                -----------------------
equity contribution to the capital of the U.S. Borrower upon its receipt thereof, any cash proceeds (net of reasonable costs associated with such sale or issuance) received by Holdings from any sale or issuance of its preferred or common equity or any cash capital contributions received by Holdings, provided
                                                                      --------
that to the extent permitted by Section 8.06(t), Holdings may lend proceeds of Private Equity Proceeds to the U.S. Borrower.

          (b) The U.S. Borrower will use the proceeds of all equity contributions received by it from Holdings as provided in clause (a) above toward the repayment of Term Loans to the extent required by Section 4.02.

          7.18  Accounts Receivable Facility Transaction. On the Accounts
                ----------------------------------------
Receivable Facility Transaction Date, (i) the U.S. Borrower shall deliver to the Administrative Agent and the Required Banks true and correct copies of all Accounts Receivable Facility Documents, certified as such by an officer of the U.S. Borrower, and all of the terms and conditions of the Accounts Receivable Facility Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks, (ii) the Accounts Receivable Facility Transaction, including all of the terms and conditions thereof, shall have been duly approved by the board of directors of the U.S. Borrower, and all Accounts Receivable Facility Documents shall be in full force and effect, (iii) each of the conditions precedent to the consummation of the Accounts Receivable Facility Transaction shall have been satisfied and not waived except with the consent of the Administrative Agent and the Required Banks to the reasonable satisfaction of the Administrative Agent and the Required Banks, (iv) each of the representations and warranties of the Designated Credit Parties and the Receivables Entity contained in the Accounts Receivable Facility Documents shall be true and correct in all material respects, (v) the Accounts Receivable Facility Transaction shall have been consummated in all material respects in accordance with all applicable law and the Accounts Receivable Facility Documents and (vi) each Borrower and/or the other Designated Credit Parties shall have received the Accounts Receivable Facility Proceeds and used the same to make any prepayment and/or satisfy any cash collateral requirement required under Section 4.02(A)(a) as a result of the reduction to the Total A Revolving Loan Commitment on such date under Section 3.03(e).

          7.19  Year 2000 Compliance. The U.S. Borrower will ensure that its
                --------------------
Information Systems and Equipment are at all times Year 2000 Compliant in all material respects, and shall notify the Administrative Agent and each Bank promptly upon detecting any failure of the Information Systems and Equipment to be Year 2000 Compliant. In addition, the U.S. Borrower shall provide the Administrative Agent and each Bank with such information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as the Administrative Agent or such Bank shall reasonably request.

          7.20  Excluded Pledge Subsidiaries. If, at the time of the delivery
                ----------------------------
of the financial statements provided in Section 7.01(c), the aggregate book value of the gross assets, or the aggregate net revenues for the last four fiscal quarters, of the Excluded Pledge Subsidiaries at such time exceeds at any time 10.0% of the book value of consolidated gross assets or consolidated net revenues, as the case may be, of Holdings and its Subsidiaries, then upon the request of the Administrative Agent or the Required Banks, Holdings or the relevant Subsidiary shall, within 90 days following such request, pledge the capital stock of such of the then Excluded Pledge Subsidiaries as the U.S. Borrower may select in its discretion (at which time any such Excluded Pledge Subsidiary the stock of which is so pledged shall cease to constitute an "Excluded Pledge Subsidiary" and Annex XIII shall be deemed modified to reflect such change) as may be required to ensure that the aggregate book value of the gross assets, or the aggregate net revenues for the last four fiscal quarters, of the then Excluded Pledge Subsidiaries does not exceed 10.0% of the book value of consolidated gross assets or consolidated net revenues, as the case may be, of Holdings and its Subsidiaries, with any such pledge of capital stock required pursuant to this proviso to be made in accordance with the relevant requirements of the Pledge Agreement.

          SECTION 8.  Negative Covenants. Holdings and each Borrower hereby
                      ------------------
covenant and agree that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit (other than Letters of Credit, together with all Fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been supported in a manner satisfactory to the respective Letter of Credit Issuer in its sole and absolute discretion) or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 hereof which are not then due and payable) incurred hereunder, are paid in full:

          8.01  Changes in Business.  (a)  Holdings and its Subsidiaries will
                -------------------
not engage in any business other than the business engaged in by Holdings and its Subsidiaries as of the Effective Date and activities directly related thereto, and similar or related businesses.

          (b) Notwithstanding the foregoing, Holdings will engage in no business other than (i) its ownership of the capital stock of any Borrower, the U.S. Borrower Subordinated Notes and those obligations of officers and employees of Holdings and its Subsidiaries to the extent permitted by Section 8.06(e) and having those liabilities which it is responsible for under this Agreement and the other Documents to which it is a party, (ii) the issuance of the Shareholder Subordinated Notes, the Baxter Preferred Stock, the Baxter PIK Notes, the Permitted Holdings PIK Securities, shares of Holdings Common Stock and options and warrants to purchase Holdings Common Stock and shares of Holdings Class L Common Stock and options and warrants to purchase Holdings Class L Common Stock, and (iii) activities associated with expenses paid with dividends made by a Borrower pursuant to Section 8.07(iii). Notwithstanding the foregoing, Holdings may engage in those activities that are incidental to (a) the maintenance of its corporate existence in compliance with applicable law, (b) legal, tax and accounting matters in connection with any of the foregoing activities and (c) the entering into, and performing its obligations under, this Agreement and the other Documents to which it is a party.

          (c) Notwithstanding the foregoing, the Receivables Entity will not engage in any business other than purchasing accounts receivable and related assets from the Designated Credit Parties and the related transactions pursuant to the terms of the Accounts Receivable Facility Documents.

          (d) Notwithstanding anything to the contrary contained in this Agreement, the Special Purpose VFP Subsidiary will not engage in any business other than acquiring instruments, accounts receivable related thereto and other accounts receivable related to consumable products and services of the U.S. Borrower and its Subsidiaries, and the related transactions pursuant to the Vendor Financing Program.

          8.02  Consolidation, Merger, Sale or Purchase of Assets, etc.
                -------------------------------------------------------
Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than inventory in the ordinary course of business through distribution arrangements, vendor financial service programs or otherwise), or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that the following shall be permitted:

          (a)  the Recapitalization;

          (b) the U.S. Borrower and its Subsidiaries may lease as lessee or lessor or license as licensee or licensor real or personal property in the ordinary course of business and otherwise in compliance with this Agreement, so long as any such lease or license by the U.S. Borrower or any of its Subsidiaries in its capacity as lessor or licensor, as the case may be, does not prohibit the granting of a Lien by the U.S. Borrower or any of its Subsidiaries pursuant to the Mortgages in the real property covered by such lease or pursuant to the Security Agreement in the personal property covered by such lease or license, as the case may be;

          (c) Capital Expenditures by the U.S. Borrower and its Subsidiaries to the extent not in violation of Section 8.09;

          (d) the advances, investments and loans permitted pursuant to Section 8.06;

          (e) the U.S. Borrower and its Subsidiaries may sell or discount, in each case without recourse, accounts receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

          (f) the U.S. Borrower and its Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged;

          (g) the U.S. Borrower and its Subsidiaries may, in the ordinary course of business, license as licensee or licensor patents, trademarks, copyrights and know-how to or from third Persons, so long as any such license by the U.S. Borrower or any of its Subsidiaries in its capacity as licensor is permitted to be assigned pursuant to the Security Agreement (to the extent that a security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien by the U.S. Borrower or any of its Subsidiaries pursuant to the Security Agreement in the intellectual property covered by such license;

          (h) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Wholly-Owned Foreign Subsidiary (other than the Receivables Entity) so long as (i) such Wholly-Owned Foreign Subsidiary is the surviving corporation of any such merger, dissolution or liquidation and (ii) in each case at least 65% of the total combined voting power of all classes of capital stock of all first-tier Foreign Subsidiaries are pledged pursuant to the Pledge Agreement (to the extent required by the Pledge Agreement);

          (i) the assets of any Foreign Subsidiary may be transferred to the U.S. Borrower or any of its Wholly-Owned U.S. Subsidiaries (other than the Receivables Entity), and any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, the U.S. Borrower or any of its Wholly-Owned U.S. Subsidiaries (other than the Receivables Entity) so long as the U.S. Borrower or such Wholly-Owned U.S. Subsidiary is the surviving corporation of any such merger, dissolution or liquidation;

          (j) the U.S. Borrower or any of its Wholly-Owned U.S. Subsidiaries (other than the Receivables Entity) may transfer to one or more Wholly-Owned Foreign Subsidiaries those assets theretofore transferred to the U.S. Borrower or such Wholly-Owned U.S. Subsidiary by a Foreign Subsidiary (whether by merger, liquidation, dissolution or otherwise) pursuant to clause (i) of this Section 8.02;

          (k) the U.S. Borrower and its U.S. Subsidiaries (other than the Receivables Entity) may sell or otherwise transfer inventory to their respective U.S. Subsidiaries for resale by such Subsidiaries, and Subsidiaries of the U.S. Borrower may sell or otherwise transfer inventory to the U.S. Borrower for resale by the U.S. Borrower so long as the security interest granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Agreement in the inventory so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (l) the U.S. Borrower may contribute cash to (x) one or more Wholly-Owned U.S. Subsidiaries (other than the Receivables Entity) formed in accordance with Section 8.14, so long as the aggregate amount of such cash so contributed to all such U.S. Subsidiaries on and after the Effective Date does not exceed $5,000,000 and (y) the Receivables Entity, so long as the aggregate amount of such cash so contributed to the Receivables Entity on and after the Effective Date does not exceed $500,000;

          (m) the U.S. Borrower and its Domestic Subsidiaries may transfer assets (other than inventory) to Wholly-Owned Foreign Subsidiaries (other than the Receivables Entity) so long as (x) the aggregate fair market value of all such assets (other than intellectual property) so transferred (determined in good faith by the Board of Directors or senior management of the U.S. Borrower) to all such Foreign Subsidiaries on and after the Effective Date does not exceed $40,000,000 and (y) the aggregate fair market value of all such intellectual property so transferred (determined in good faith by the Board of Directors or senior management of the U.S. Borrower) to all such Foreign Subsidiaries on and after the Effective Date does not exceed $40,000,000;

          (n) assets of the U.S. Borrower and its U.S. Subsidiaries constituting non-U.S. operations may be transferred to Wholly-Owned Foreign Subsidiaries of the U.S. Borrower;

          (o) (x) the U.S. Borrower and/or its Subsidiaries may enter into factoring arrangements with respect to accounts receivable arising in Japan, Spain, Italy, Portugal or any other country (other than the United States) acceptable to the Administrative Agent in its reasonable discretion in connection with business activities in any such country and (y) the U.S. Borrower and its U.S. Subsidiaries may sell or otherwise transfer accounts receivable between or among themselves in the ordinary course of business;

          (p) each of the U.S. Borrower and its Subsidiaries may sell assets, provided that (x) the aggregate sale proceeds from all assets subject to
     --------
     such sales pursuant to this clause (p) shall not exceed $200,000,000 in the aggregate after the Effective Date and (y) the Net Proceeds therefrom are either applied to repay Term Loans as provided in Section 4.02(A)(c) or reinvested to the extent permitted by Section 4.02(A)(c);

          (q) each of the U.S. Borrower and its Subsidiaries may sell other assets, provided that the aggregate sale proceeds from all assets subject
             --------
     to such sales pursuant to this clause (q) shall not exceed $20,000,000 in the aggregate after the Effective Date;

          (r) the U.S. Borrower and its Subsidiaries may put or otherwise transfer accounts receivables to Baxter and/or its Affiliates in accordance with the terms of the Baxter Acquisition Documents;

          (s) so long as no Default or Event of Default then exists or would result therefrom, the U.S. Borrower and its Subsidiaries may acquire assets or the capital stock of any Person (any such acquisition permitted by this clause (s), a "Permitted Acquisition"), provided, that (i) such Person (or
                                             --------
     the assets so acquired) was, immediately prior to such acquisition, engaged (or used) primarily in the businesses permitted pursuant to Section 8.01(a), (ii) if such acquisition is structured as a stock acquisition, then either (A) the Person so acquired becomes a Wholly-Owned Subsidiary of the U.S. Borrower or (B) such Person is merged with and into the U.S. Borrower or a Wholly-Owned Subsidiary of the U.S. Borrower (with the U.S. Borrower or such Wholly-Owned Subsidiary being the surviving corporation of such merger), and in any case, all of the provisions of Section 8.14 have been complied with in respect of such Person, (iii) any Liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under Section 8.03 or 8.04, as the case may be, (iv) the only consideration paid in connection with such Permitted Acquisition consists of cash, Holdings Common Stock, Permitted Holdings PIK Securities and/or Indebtedness permitted to be issued, incurred or assumed pursuant to
     Section 8.04 and (v) calculations are made by the U.S. Borrower of compliance with the covenants contained in Sections 8.10 and 8.11 (in each case, giving effect to the last sentence appearing therein) for the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended prior to the date of such Permitted Acquisition (each, a "Calculation Period"), on a Pro Forma Basis as if the respective Permitted
                                 --- -----
     Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such recalculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period (for this purpose, if the first day of the respective Calculation Period occurs prior to the Initial Borrowing Date, calculated as if the covenants contained in said Sections 8.10 and 8.11 (in each case, giving effect to the last sentence appearing therein) had been applicable from the first day of the Calculation Period);

          (t) upon the termination of the Distribution Agreement or any other distribution agreement in effect as of the Effective Date between the U.S. Borrower and/or any of its Subsidiaries and Baxter and/or any of its Affiliates or VWR, the U.S. Borrower and/or any such Subsidiary may repurchase inventory transferred to Baxter, any such Affiliate or VWR but not yet distributed at the time of such termination;

          (u) the U.S. Borrower may lease as lessor equipment, machinery or its Real Property to one or more Wholly-Owned U.S. Subsidiaries of the U.S. Borrower so long as (x) such lease is for fair market value (determined in good faith by the Board of Directors or senior management of the U.S. Borrower) and (y) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so leased shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (v) any U.S. Subsidiary of the U.S. Borrower may transfer assets (other than accounts receivable and inventory) to the U.S. Borrower or to any other Wholly-Owned U.S. Subsidiary of the U.S. Borrower (other than the Receivables Entity) so long as the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (w) any Wholly-Owned U.S. Subsidiary of the U.S. Borrower (other than the Receivables Entity) may merge with and into the U.S. Borrower so long as (i) the U.S. Borrower is the surviving corporation of such merger and
     (ii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Wholly-Owned U.S. Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger);

          (x) any U.S. Subsidiary of the U.S. Borrower (other than the Receivables Entity) may merge with and into, or be dissolved or liquidated into, any other Wholly-Owned U.S. Subsidiary of the U.S. Borrower (other than the Receivables Entity) so long as (i) such Wholly-Owned U.S. Subsidiary of the U.S. Borrower is the surviving corporation of such merger, dissolution or liquidation and (ii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such U.S. Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);

               (y) on and after the Accounts Receivable Facility Transaction Date, the Designated Credit Parties may (x) contribute cash to the Receivables Entity the proceeds of which are used to acquire accounts receivable and related assets from the Designated Credit Parties or to fund the Seller Account and (y) transfer and reacquire accounts receivable and related assets to and from the Receivables Entity, in each case pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents;

               (z) on and after the Accounts Receivable Facility Transaction Date, the Receivables Entity may transfer and reacquire accounts receivable and related assets (to the extent acquired from Designated Credit Parties as provided in clause (y) above) pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents;

               (aa) the U.S. Borrower and any of its Subsidiaries may sell, transfer or otherwise dispose of assets (including patents, trademarks, copyrights and know-how) in the ordinary course of business that, in the reasonable business judgment of the U.S. Borrower or such Subsidiary, are determined to be uneconomical, negligible or obsolete in the conduct of its business; and

               (bb) the U.S. Borrower and any of its Subsidiaries may (x) effect Seeded Instrument Sales in connection with its Vendor Financing Program and effect other transactions contemplated by the definition of Vendor Financing Program and (y) effect Seeded Instrument Transactions in connection with its Alternate Vendor Financing Program, so long as the aggregate outstanding amount of Capitalized Lease Obligations of the U.S. Borrower and its Subsidiaries under Seeded Instrument Transactions pursuant to this clause (bb), when added to the aggregate outstanding amount of Capitalized Lease Obligations and purchase money Indebtedness permitted under Section 8.04(f), shall not exceed $100,000,000 at any time.

     To the extent the Required Banks waive the provisions of this Section 8.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold as permitted by this Section 8.02 (and such Collateral is permitted to be released from the Liens created by the respective Security Document), such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

               8.03  Liens.  Holdings will not, and will not permit any of its
                     -----
     Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to Holdings or any of its Subsidiaries) or assign any right to receive income, except for the following (collectively, the "Permitted Liens"):

          (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

          (b) Liens in respect of property or assets of the U.S. Borrower or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and which either (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the U.S. Borrower or any of its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (c) Liens created by or pursuant to this Agreement and the Security Documents;

          (d) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Annex VIII, without giving effect to any extensions or renewals thereof;

          (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 9.09;

          (f) Liens incurred or deposits made (x) in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); and (y) to secure the performance of leases of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices;

          (g) licenses, leases or subleases granted to third Persons not interfering in any material respect with the business of the U.S. Borrower or any of its Subsidiaries;

          (h) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the U.S. Borrower or any of its Subsidiaries;

          (i) Liens arising from precautionary UCC financing statements regarding operating leases permitted by this Agreement;

          (j) any interest or title of a licensor, lessor or sublessor under any lease permitted by this Agreement;

          (k) Liens created pursuant to Capital Leases permitted pursuant to
     Section 8.04(f);

          (l) Permitted Encumbrances;

          (m) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Effective Date, provided that (i)
                                                            --------
     any such Liens attach only to the assets so purchased, (ii) the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 70%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 8.04(f);

          (n) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the U.S. Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) any Indebtedness that is secured
                            --------
     by such Liens is permitted to exist under Section 8.04(l), (ii) the aggregate principal amount of Indebtedness secured by such Liens does not exceed $100,000,000 and (iii) such Liens do not attach to any other asset of the U.S. Borrower or any of its Subsidiaries;

          (o) Liens (i) granted by the Designated Credit Parties in favor of the Receivables Entity consisting of UCC-1 financing statements filed to effect the sale of accounts receivable and related assets pursuant to the Accounts Receivable Facility Documents, (ii) granted by the Receivables Entity on those accounts receivable and related assets acquired by it pursuant to the Accounts Receivable Facility Documents to the extent that such Liens are created by the Accounts Receivable Facility Documents and (iii) consisting of the right of setoff granted to any financial institution acting as a lockbox bank in connection with the Accounts Receivable Facility;

          (p) Liens securing Indebtedness permitted pursuant to clause (x) of
     Section 8.04(j), so long as any such Lien attaches only to (i) in the case of any such Indebtedness, the receivables and inventory of the respective Foreign Subsidiary which is the obligor under such Indebtedness and/or any Foreign Subsidiary of such Foreign Subsidiary, (ii) in the case of any such Indebtedness the commitments with respect to which have resulted in a reduction to the Total B Revolving Loan Commitment pursuant to Section 3.02(a) or 3.03(g) (such Indebtedness, the "Designated Working Capital Debt"), any other assets (i.e., non-current assets) of the respective
                               ----
     Foreign Subsidiary which is the obligor under such Indebtedness and/or any Foreign Subsidiary of such Foreign Subsidiary and (iii) in the case of 50% of all such Indebtedness which does not constitute Designated Working Capital Debt, any other assets (i.e., non-current assets) of the respective
                                     ----
     Foreign Subsidiary which is the obligor under such Indebtedness and/or any Foreign Subsidiary of such Foreign Subsidiary;

          (q) Liens on any interest of the U.S. Borrower or any of its Subsidiaries in the equipment subject to the Vendor Financing Program and Liens on accounts receivable and other current assets owned by the Special Purpose VFP Subsidiary, in each case securing the recourse obligations owing to a financial institution party to the Vendor Financing Program, so long as (x) such obligations are permitted under Section 8.04(s) and (y) in the case of any Lien on any such accounts receivable and/or other current assets, the aggregate face amount of the accounts receivable and other current assets subject to such Lien does not exceed an amount equal to 120% of the outstanding recourse obligations permitted under Section 8.04(r); and

          (r) additional Liens incurred by the U.S. Borrower and its Subsidiaries so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $25,000,000.

          8.04  Indebtedness.  Holdings will not, and will not permit any of its
                ------------
Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (b) Existing Indebtedness outstanding on the Effective Date and listed on Annex VII, without giving effect to any subsequent extension, renewal or refinancing thereof except as permitted pursuant to Section 8.06(l);

          (c) Indebtedness of Holdings incurred under Baxter PIK Notes (1) issued (x) as payment for indemnity obligations of Holdings under the Tax Indemnity Letter and (y) after December 20, 1999 (so long as no Default or Event of Default exists at such time or would result therefrom) in exchange for outstanding shares of Baxter Preferred Stock in accordance with the terms thereof, provided, in the case of this clause (y) that the aggregate
                    --------
     principal amount of such Baxter PIK Notes shall not exceed the aggregate liquidation preference of the Baxter Preferred Stock so exchanged and (2) representing interest payments on Baxter PIK Notes previously issued under clause (1) above (whether or not represented by the issuance of additional Baxter PIK Notes), as issued in accordance with the terms thereof;

          (d) Indebtedness of the U.S. Borrower incurred under the Senior Subordinated Notes in an aggregate principal amount not to exceed $350,000,000 (as reduced by any repayments of principal thereof);

          (e) Indebtedness under Interest Rate Protection Agreements entered into to protect any Borrower against fluctuations in interest rates in respect of the Obligations;

          (f) Capitalized Lease Obligations and Indebtedness of the U.S. Borrower and its Subsidiaries incurred pursuant to purchase money Liens, provided, that (x) all such Capitalized Lease Obligations are permitted
     --------
     under Section 8.09 and (y) the sum of (i) the aggregate Capitalized Lease Obligations outstanding at any time pursuant to this clause

     (f) plus (ii) the aggregate principal amount of such purchase money Indebtedness outstanding at any time pursuant to this clause (f) plus (iii)
                                                                      ----
     the aggregate outstanding amount of Capitalized Lease Obligations of the U.S. Borrower and its Subsidiaries under Seeded Instrument Transactions pursuant to Section 8.02(bb), shall not exceed $100,000,000;

          (g) Indebtedness constituting Intercompany Loans to the extent permitted by Section 8.06(g);

          (h) Indebtedness of Holdings under the Shareholder Subordinated Notes;

          (i) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values in connection with the U.S. Borrower's or any of its Subsidiaries' operations so long as management of the U.S. Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide
                                                                 ---- ----
     hedging activities;

          (j) Indebtedness (x) of Foreign Subsidiaries under lines of credit extended by third Persons to any such Foreign Subsidiary the proceeds of which Indebtedness are used for such Foreign Subsidiary's working capital purposes, provided that the aggregate principal amount of all such
               --------
     Indebtedness outstanding at any time for all Foreign Subsidiaries shall not exceed, at any time, an amount equal to the lesser of (1) $200,000,000 minus the U.S. Dollar Equivalent of the aggregate Principal Amount of all B
     -----
     Revolving Loans and B Swingline Loans incurred by the German Borrower and outstanding at such time and (2) the amount of such Indebtedness permitted to be outstanding under the terms of the Senior Subordinated Note Indenture at such time (the "Foreign Subsidiary Working Capital Indebtedness") and
     (y) consisting of guaranties by the U.S. Borrower of any such Foreign Subsidiary Working Capital Indebtedness (including, without limitation, letters of credit issued for the account of the U.S. Borrower and its Subsidiaries and in favor of lenders in respect of any such Foreign Subsidiary Working Capital Indebtedness);

          (k) Indebtedness of Foreign Subsidiaries to the U.S. Borrower and its U.S. Subsidiaries (other than the Receivables Entity) as a result of any investment made pursuant to Section 8.06(o);

          (l) Indebtedness incurred to finance a Permitted Acquisition, Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition or Indebtedness assumed by the U.S. Borrower or any Wholly-Owned Subsidiary pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness (collectively, "Permitted Acquired Debt"), provided that the aggregate
                                                --------
     principal amount of all Permitted Acquired Debt at any time outstanding shall not exceed $250,000,000.

          (m) Indebtedness consisting of guaranties (x) by the U.S. Borrower of Indebtedness, leases and other contractual obligations permitted to be incurred by Wholly-Owned U.S. Subsidiaries (other than the Receivables Entity), (y) by U.S.

     Subsidiaries (other than the Receivables Entity) of Indebtedness (other than the Senior Subordinated Notes), leases and other contractual obligations permitted to be incurred by the U.S. Borrower or other Wholly-Owned U.S. Subsidiaries and (z) by Foreign Subsidiaries of Indebtedness, leases and other contractual obligations permitted to be incurred by other Wholly-Owned Foreign Subsidiaries;

          (n) Indebtedness consisting of a guaranty by the U.S. Borrower of the severance obligations of Dade Diagnostika GmbH, a German Subsidiary of the U.S. Borrower, as required by the German Workers' Council;

          (o) Indebtedness of the Receivables Entity under the Accounts Receivable Facility Documents;

          (p) Indebtedness consisting of a guaranty by the U.S. Borrower of the obligations of the other Designated Credit Parties under the Accounts Receivable Facility Documents;

          (q) Indebtedness of the U.S. Borrower or any of its Subsidiaries arising in the ordinary course of business of the U.S. Borrower or such Subsidiary and owing to a financial institution providing netting services to the U.S. Borrower and its Subsidiaries, provided that (i) such
                                                --------
     Indebtedness was incurred in respect of the provision of such netting services with respect to intercompany Indebtedness permitted to be made pursuant to this Agreement and (ii) such Indebtedness does not remain outstanding for more than three days from the date of its incurrence;

          (r) Indebtedness consisting of the recourse to the U.S. Borrower and its Subsidiaries by financial institutions party to the Vendor Financing Program for lease obligations owing to such financial institutions by third party customers of the U.S. Borrower and/or such Subsidiaries, provided
                                                                    --------
     that the aggregate amount of such Indebtedness outstanding at any time shall not exceed $17,000,000;

          (s) Indebtedness of the U.S. Borrower or any of its Subsidiaries consisting of the financing of insurance premiums in the ordinary course of business;

          (t) Indebtedness of the U.S. Borrower or any of its Subsidiaries consisting of take-or-pay obligations contained in supply agreements entered into in the ordinary course of business;

          (u) Indebtedness of Holdings incurred under Permitted Holdings PIK Securities, provided that the aggregate outstanding principal amount of
                 --------
     Permitted Holdings PIK Securities constituting Indebtedness (other than any such Permitted Holdings PIK Securities issued as consideration for, or the proceeds of which are used to finance, a Permitted Acquisition) shall not exceed $100,000,000 plus the amount of interest on such Permitted Holdings PIK Securities paid in kind or through accretion;

          (v) Indebtedness of the Special Purpose VFP Subsidiary evidenced by the VFP Purchase Money Note;

          (w) Indebtedness of the U.S. Borrower constituting U.S. Borrower Subordinated Loans to the extent permitted by Section 8.06(t) and to the extent permitted by Section 4.12 of the Senior Subordinated Note Indenture (without giving effect to clause (xvi) of the definition of Permitted Indebtedness contained therein); and

          (x) additional Indebtedness of the U.S. Borrower and its U.S. Subsidiaries not otherwise permitted hereunder not exceeding $150,000,000 in aggregate principal amount at any time outstanding.

          8.05  Designated Senior Debt.  Holdings will not, and will not permit
                ----------------------
any of its Subsidiaries to (i) designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" for purposes of, and as defined in, the Senior Subordinated Note Indenture or (ii) designate any documents with respect to any Indebtedness (other than this Agreement) as the "Bank Credit Agreement" as defined in the Senior Subordinated Note Indenture for purposes of the receipt of notices by the Administrative Agent, and delivery of blockage notices pursuant to the subordination provisions of the Senior Subordinated Note Documents.

          8.06  Advances, Investments and Loans.  Holdings will not, and will
                -------------------------------
not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (any of the foregoing, an "Investment"), except:

          (a) the U.S. Borrower and its Subsidiaries may invest in cash and Cash Equivalents;

          (b) the U.S. Borrower and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the U.S. Borrower or such Subsidiary;

          (c) the U.S. Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (d) Interest Rate Protection Agreements entered into in compliance with Section 8.04(e) shall be permitted;

          (e) (i) Holdings may acquire and hold obligations of one or more officers or other employees of Holdings or its Subsidiaries in connection with such officers' or employees' acquisition of shares of Holdings Common Stock or Holdings Class L

     Common Stock so long as no cash is paid by Holdings or any of its Subsidiaries in connection with the acquisition of any such obligations and
     (ii) Holdings and its Subsidiaries may pay Dividends to the extent permitted under Section 8.07;

          (f) deposits made in the ordinary course of business consistent with past practices to secure the performance of leases shall be permitted;

          (g) the U.S. Borrower may make intercompany loans and advances to any of its Subsidiaries (other than the Receivables Entity) and any Subsidiary of the U.S. Borrower (other than the Receivables Entity) may make intercompany loans and advances to the U.S. Borrower or any other Subsidiary of the U.S. Borrower (collectively, "Intercompany Loans"), provided, that (w) at no time shall the aggregate outstanding principal
     --------
     amount of all Intercompany Loans made pursuant to this clause (g) by the U.S. Borrower and its U.S. Subsidiaries to Foreign Subsidiaries, when added to the amount of contributions, capitalizations and forgiveness theretofore made pursuant to Section 8.06(m)(1), exceed $150,000,000 (determined without regard to any write-downs or write-offs of such loans and advances), provided that, in addition to such $150,000,000, Intercompany Loans may also be made by the U.S. Borrower and its U.S. Subsidiaries to Foreign Subsidiaries in an amount up to the Excess Proceeds Amount at the time of any such loan, (x) each Intercompany Loan made by a Foreign Subsidiary to the U.S. Borrower or a U.S. Subsidiary shall contain the subordination provisions set forth on Exhibit J, (y) each Intercompany Loan shall be evidenced by an Intercompany Note and (z) each such Intercompany Note (other than (1) Intercompany Notes issued by Foreign Subsidiaries to the U.S. Borrower or U.S. Subsidiaries and (2) Intercompany Notes held by Foreign Subsidiaries) shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

          (h) loans and advances by the U.S. Borrower and its Subsidiaries to employees of Holdings and its Subsidiaries for moving and travel expenses and other similar expenses, in each case incurred in the ordinary course of business, shall be permitted;

          (i) Holdings may make equity contributions to the capital of the U.S. Borrower;

          (j) Foreign Subsidiaries may invest in Foreign Cash Equivalents;

          (k) Other Hedging Agreements may be entered into in compliance with
     Section 8.04(i);

          (l) advances, loans and investments in existence on the Initial Borrowing Date and listed on Annex XI shall be permitted, without giving effect to any additions thereto or replacements thereof (except those additions or replacements which are existing obligations as of the Initial Borrowing Date);

          (m) the U.S. Borrower and its U.S. Subsidiaries (other than the Receivables Entity) may (1) make cash capital contributions to Foreign Subsidiaries, and may capitalize or forgive any Indebtedness owed to them by a Foreign Subsidiary and outstanding under clause (g) of this Section 8.06, provided that the aggregate amount of such contributions,
           --------
     capitalizations and forgiveness on and after the Initial Borrowing Date, when added to the aggregate outstanding principal amount of Intercompany Loans made to Foreign Subsidiaries under such clause (g) (determined without regard to any write-downs or write-offs thereof) shall not exceed an amount equal to $150,000,000, provided that, in addition to such
                                      --------
     $150,000,000, such contributions, capitalizations and forgiveness may be made at any time in an amount up to the Excess Proceeds Amount at such time, and (2) capitalize or forgive any Indebtedness owed to them by a Foreign Subsidiary and outstanding under clause (l) of this Section 8.06;

          (n) Permitted Acquisitions shall be permitted;

          (o) the U.S. Borrower and its Subsidiaries may make investments in their respective Subsidiaries in connection with the transfers of those assets permitted to be transferred pursuant to Sections 8.02(h), (i) and
     (j), it being understood that the U.S. Borrower and its Subsidiaries may convert any investment initially made as an equity investment to intercompany Indebtedness held by the U.S. Borrower or such Subsidiary;

          (p) the U.S. Borrower and its U.S. Subsidiaries may make and hold investments in their respective Foreign Subsidiaries to the extent that such investments arise from the sale of inventory in the ordinary course of business by the U.S. Borrower or such U.S. Subsidiary to such Foreign Subsidiaries for resale by such Foreign Subsidiaries (including any such investments resulting from the extension of the payment terms with respect to such sales);

          (q) the U.S. Borrower and its Subsidiaries may hold additional investments in their respective Subsidiaries to the extent that such investments reflect an increase in the value of such Subsidiaries;

          (r) the U.S. Borrower and its Subsidiaries may capitalize one or more foreign sales corporations created in accordance with Section 8.14 with cash contributions in an aggregate amount not to exceed $200,000 for all such foreign sales corporations made on and after the Effective Date;

          (s) the U.S. Borrower and its Subsidiaries may make transfers of assets to their respective Subsidiaries in accordance with Section 8.02(k),
     (l), (m), (n), (t) and (v);

          (t) Holdings may make intercompany loans to the U.S. Borrower on a subordinated basis (collectively, the "U.S. Borrower Subordinated Loans"), so long as (x) all such U.S. Borrower Subordinated Loans are evidenced by a U.S. Borrower Subordinated Note and (y) the proceeds used by Holdings to make such U.S. Borrower Subordinated Loans come from Private Equity Proceeds;

          (u) the U.S. Borrower and its Subsidiaries may acquire and hold debt and/or equity securities as consideration for a sale of assets pursuant to
     Section 8.02(p) or (q);

          (v) the U.S. Borrower and the other Designated Credit Parties may make an initial cash capital contribution to the Receivables Entity on the Accounts Receivable Facility Transaction Date as provided in the Accounts Receivable Facility Documents, so long as the Receivables Entity uses all of the proceeds of such contribution on such date to purchase accounts receivable from the U.S. Borrower and the other Designated Credit Parties and/or to fund the Seller Account, and the U.S. Borrower and/or such other Designated Credit Parties may hold the capital stock of the Receivables Entity issued to them so long as such capital stock has been duly pledged and delivered to the Collateral Agent pursuant to the Pledge Agreement;

          (w) on or after the Accounts Receivable Facility Transaction Date, the U.S. Borrower and the other Designated Credit Parties may hold one or more Receivables Purchase Money Notes issued by the Receivables Entity and may maintain the Seller Account with the Receivables Entity and may make extensions of credit to the Receivables Entity pursuant to such Receivables Purchase Money Notes and Seller Account for the purpose of enabling the Receivables Entity to purchase accounts receivables pursuant to the Accounts Receivable Facility Documents so long as such Receivables Purchase Money Notes have been duly pledged and delivered to the Collateral Agent pursuant to the U.S. Pledge Agreement;

          (x) on or after the Accounts Receivable Facility Transaction Date, the Receivables Entity may invest those accounts receivable purchased from the Designated Credit Parties in the master trust for the Accounts Receivable Facility pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents;

          (y) the U.S. Borrower and/or one or more of its Subsidiaries may hold one or more VFP Purchase Money Notes; and

          (z) in addition to Investments permitted above, so long as no Default or Event of Default then exists or would result therefrom, the U.S. Borrower and its Subsidiaries (other than the Receivables Entity) may make
     (i) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this sub-clause (i) that are at that time outstanding, not to exceed 5% of Total Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value), it being understood and agreed that for purposes of this subclause (i), the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the U.S. Borrower or any of its Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment and (ii) additional Investments to or in a Person, so long as the amount of any such Investment (at the time of the making thereof) made after the Effective Date does not exceed the Excess Proceeds Amount at the time of such Investment; provided,
                                            --------
     that neither any Borrower nor any of its Subsidiaries may make or own any investment in Margin Stock.

          8.07  Dividends, etc.  Holdings will not, and will not permit any of
                ---------------
its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in common stock of Holdings or any such Subsidiary, as the case may be) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, and Holdings will not permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of Holdings or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), except that:

          (i) any Subsidiary of the U.S. Borrower may pay Dividends to the U.S. Borrower or any Wholly-Owned Subsidiary of the U.S. Borrower;

          (ii) (a) Holdings may redeem or purchase shares of Holdings Common Stock or Holdings Class L Common Stock or options to purchase Holdings Common Stock or Holdings Class L Common Stock, respectively, held by former employees of Holdings or any of its Subsidiaries following the termination of their employment, provided that (w) the only consideration paid by
                          --------
     Holdings in respect of such redemptions and/or purchases shall be cash and Shareholder Subordinated Notes, (x) the sum of (A) the aggregate amount paid by Holdings in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of all principal and interest payments made on Shareholder Subordinated Notes, shall not exceed $5,000,000 in any fiscal year of Holdings, provided that such amount shall
                                                --------
     be increased by an amount equal to the proceeds received by Holdings after the Effective Date from the sale or issuance of Holdings Common Stock or Holdings Class L Common Stock, as the case may be, to management of Holdings or any of its Subsidiaries and (y) at the time of any cash payment permitted to be made pursuant to this Section 8.07(ii), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom; and (b) so long as no Default or Event of Default then exists or would result therefrom, any Borrower may pay cash Dividends to Holdings so long as Holdings promptly uses such proceeds for the purposes described in clause (ii)(a) of this Section 8.07;

          (iii) the U.S. Borrower may pay cash Dividends to Holdings so long as the proceeds thereof are promptly used by Holdings to (x) pay operating expenses in the ordinary course of business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses, provided that the aggregate amount of cash Dividends paid
                   --------
     pursuant to this clause (x) shall not during any fiscal year of such Borrower exceed $1,500,000 and (y) pay salaries or other compensation of employees who perform services for Holdings and the U.S. Borrower, provided that the aggregate amount of cash Dividends paid pursuant to
          --------
this clause (y) shall not during any fiscal year of such Borrower exceed $2,000,000;

           (iv) the U.S. Borrower may pay cash Dividends to Holdings in the amounts and at the times of any payment by Holdings in respect of taxes, provided that (x) the amount of cash Dividends paid pursuant to this clause (iv)
--------
to enable Holdings to pay federal income taxes at any time shall not exceed the lesser of (A) the amount of such federal income taxes owing by Holdings at such time for the respective period and (B) the amount of such federal income taxes that would be owing by the U.S. Borrower and its Subsidiaries on a consolidated basis for such period if determined without regard to Holdings' ownership of the U.S. Borrower and (y) any refunds shall promptly be returned by Holdings to such Borrower;

           (v) after December 20, 1999, on the Business Day immediately preceding the date on which a scheduled interest payment is due on any outstanding Baxter PIK Notes (or, in the event that a Default or Event of Default shall then exist, on the first Business Day when no Default or Event of Default shall be continuing), the U.S. Borrower may pay a cash Dividend to Holdings in an amount not to exceed the aggregate amount of the interest payment due as provided in the Baxter PIK Notes, so long as (w) on the Business Day immediately after the receipt of such cash Dividends Holdings utilizes the full amount thereof to make such required interest payment on the Baxter PIK Notes to the extent then due and payable in accordance with the terms of the Baxter PIK Notes, (x) no Default or Event of Default then exists or would result therefrom,
(y) such cash Dividends are otherwise not prohibited to be made at such time pursuant to the Senior Subordinated Notes, and (z) the Baxter PIK Notes were included as Consolidated Debt, and an accrued portion of the cash interest thereon was included as Consolidated Interest Expense, during each quarter in the fiscal year in which any such cash interest is paid, and the U.S. Borrower was in compliance with Sections 8.10 and 8.11 at all relevant times during such fiscal year after giving effect to such adjustments;

           (vi) Holdings may pay Dividends on the Baxter Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of Baxter Preferred Stock, provided that in lieu of issuing additional shares of
                           --------
Baxter Preferred Stock as Dividends, Holdings may increase the liquidation preference of the shares of the Baxter Preferred Stock in respect of which such Dividends have accrued, provided further, the U.S. Borrower may pay a cash
                        ----------------
Dividend to Holdings in an amount not to exceed the aggregate amount of the dividend payment due as provided in the Baxter Preferred Stock, so long as (w) on the Business Day immediately after the receipt of such cash Dividends Holdings utilizes the full amount thereof to make such dividend payment on the Baxter Preferred Stock to the extent then due and payable in accordance with the terms of the Baxter Preferred Stock, (x) no Default or Event of Default then exists or would result therefrom, (y) such cash Dividends are otherwise not prohibited to be made at such time pursuant to the Senior Subordinated Notes, and (z) an accrued portion of the cash dividends to be paid on the Baxter Preferred Stock was included as Consolidated Interest

Expense during each quarter in the fiscal year in which any such cash dividends are paid, and the U.S. Borrower was in compliance with Section 8.10 at all relevant times during such fiscal year after giving effect to such adjustment;

           (vii) after December 20, 1999, so long as no Default or Event of Default then exists or would result therefrom, Holdings may issue Baxter PIK Notes in exchange for its then outstanding Baxter Preferred Stock, provided that
                                                                   --------
the aggregate principal amount of Baxter PIK Notes so issued shall not exceed the aggregate liquidation preference of such Baxter Preferred Stock at such time;

           (viii) so long as no Default or Event of Default then exists or would result therefrom, (x) Holdings may use cash to repurchase or redeem shares of Baxter Preferred Stock, together with all accrued dividends thereon, so long as (I) the shares of Baxter Preferred Stock so repurchased or redeemed are retired and not thereafter resold or reissued and (II) the aggregate amount expended pursuant to any such repurchase or redemption of shares of Baxter Preferred Stock by Holdings shall not exceed an amount equal to 80% of the total accreted value of the Baxter Preferred Stock so repurchased or redeemed at the time of such repurchase or redemption and (y) the U.S. Borrower may pay cash Dividends to Holdings to enable Holdings to repurchase or redeem Baxter Preferred Stock as permitted in the immediately preceding clause (x), so long as the proceeds thereof are promptly used by Holdings to effect such repurchase or redemption;

           (ix) Holdings may pay regularly scheduled Dividends on the Permitted Holdings PIK Securities (to the extent issued as preferred stock) pursuant to the terms thereof solely through the issuance of additional shares of such Permitted Holdings PIK Securities, provided that in lieu of issuing additional
                                   --------
shares of such Permitted Holdings PIK Securities as Dividends, Holdings may increase the liquidation preference of the shares of Permitted Holdings PIK Securities in respect of which such Dividends have accrued;

           (x) (a) Holdings may from time to time repurchase or redeem shares of Holdings Common Stock, Holdings Class L Common Stock and Baxter Preferred Stock, and may repurchase or repay Baxter PIK Notes, in each case so long as (x) no Default or Event of Default is then in existence or would result therefrom and (y) the aggregate amount paid to repurchase or redeem such shares and to repurchase or repay such notes pursuant to this Section 8.07(x) after the Effective Date shall not exceed the sum of $75,000,000 plus an amount, if any,
                                                       ----
equal to $450,000,000 minus the amount paid by Holdings to purchase such shares
                      -----
pursuant to the Recapitalization, and (b) the U.S. Borrower may pay cash Dividends to Holdings to enable Holdings to repurchase or redeem shares of Holdings Common Stock, Holdings Class L Common Stock and/or Baxter Preferred Stock and/or to repurchase or repay Baxter PIK Notes as permitted in the immediately preceding clause (a), so long as the proceeds thereof are promptly used by Holdings to effect such repurchases, redemptions and/or repayments;

          (xi) (a) Holdings may pay cash Dividends at any time in an aggregate amount equal to the Excess Proceeds Amount at such time and (b) the U.S. Borrower may pay cash Dividends to Holdings to enable Holdings to pay Dividends as permitted in the immediately preceding clause (a), so long as the proceeds thereof are promptly used by Holdings to effect such Dividends;

          (xii)    the Recapitalization shall be permitted; and

          (xiii) in lieu of making cash payments related to the Baxter Preferred Stock on the Initial Borrowing Date in connection with the Recapitalization, Holdings may issue additional shares of Baxter Preferred Stock and may subsequently redeem or repurchase such shares for cash consideration not in excess of the cash payment not made on the Initial Borrowing Date (plus accrued dividends with respect to any such shares of Baxter Preferred Stock).

          8.08  Transactions with Affiliates.  Holdings will not, and will not
                ----------------------------
permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate other than in the ordinary course of business and on terms and conditions substantially as favorable to Holdings or such Subsidiary as would be obtainable by Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate;

provided, that the following shall in any event be permitted: (i) the
--------
Transaction; (ii) the payment, on a quarterly basis, of management fees to Bain Capital and GS Capital and their respective Related Parties in an aggregate amount (for all such Persons taken together) not to exceed $750,000 in any fiscal quarter of the U.S. Borrower, provided that if during any fiscal quarter
                                     --------
of the U.S. Borrower a Default or Event of Default under Section 9.01 or 9.05 exists, only one-half of such fee for such fiscal quarter may be paid; (iii) so long as no Default or Event of Default under Section 9.01 or 9.05 is then in existence or would result therefrom, the payment to Bain Capital, GS Capital and/or their respective Related Parties of one-time advisory service fees in connection with a Permitted Acquisition, divestiture or financing consummated by the Borrower or any of its Subsidiaries in accordance with the relevant requirements of this Agreement in an aggregate amount (for all such Persons taken together) not to exceed customary fees for transactions of that type and size; (iv) the reimbursement of Bain Capital and GS Capital and their respective Related Parties for their reasonable out-of-pocket expenses incurred by them in connection with performing management services to the U.S. Borrower and its Subsidiaries under the Consulting Agreement; (v) Holdings and the U.S. Borrower and its U.S. Subsidiaries may make any payments required under the Holdings Tax Allocation Agreement; (vi) the transactions contemplated by the Accounts Receivable Facility Documents; and (vii) the transactions contemplated by the documents governing the Vendor Financing Program. Notwithstanding anything to the contrary contained in this Section 8.08, at no time will Holdings or any of its Subsidiaries make any payments to Bain Capital, GS Capital or any of their respective Related Parties in an amount which would exceed that amount permitted to be paid pursuant to the Senior Subordinated Note Indenture at such time.

          8.09  Capital Expenditures.  (a)  Holdings will not, and will not
                --------------------
permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year the U.S.

Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal year set forth below the sum of (x) the amount set forth opposite such fiscal year below plus (y) for each Acquired Business acquired after the Effective Date and
      ----
prior to the first day of the respective fiscal year set forth below, 50% of the Acquired EBITDA of such Acquired Business for the trailing twelve months of such Acquired Business immediately preceding its acquisition for which financial statements have been made available to the U.S. Borrower and the Banks plus (z)
                                                                       ----
for each Acquired Business acquired during the respective fiscal year, the amount for such Acquired Business specified in preceding clause (y) multiplied by a percentage, the numerator of which is the number of days in the fiscal year after the date of the respective acquisition and the denominator of which is 365 or 366, as the case may be:

          Fiscal Year Ending                   Amount
          ------------------                   ------

          December 31, 1999                 $140,000,000
          December 31, 2000                 $142,500,000
          December 31, 2001                 $145,000,000
          December 31, 2002                 $147,500,000
          December 31, 2003                 $150,000,000
          December 31, 2004                 $152,500,000
          December 31, 2005                 $155,000,000
          December 31, 2006                 $157,500,000
          December 31, 2007                 $160,000,000

          (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the U.S. Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the U.S. Borrower and its Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years, provided that in no event shall the
                                         --------
aggregate amount of Capital Expenditures made by the U.S. Borrower and its Subsidiaries during any fiscal year pursuant to Section 8.09(a) and this Section 8.09(b) exceed 150% of the amount permitted to be made during such fiscal year under Section 8.09(a) (without giving effect to this Section 8.09(b)).

          (c) Notwithstanding the foregoing, the U.S. Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the insurance proceeds received by the U.S. Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are to replace or restore any properties or assets in respect of which such proceeds were paid within 365 days following the date of the receipt of such insurance proceeds to the extent such insurance proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(A)(g).

          (d) Notwithstanding the foregoing, the U.S. Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the net cash proceeds of Asset Sales, to the extent such net cash proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(A)(c).

          (e) Notwithstanding the foregoing, the U.S. Borrower and its Subsidiaries may make Capital Expenditures at any time in an aggregate amount equal to the Excess Proceeds Amount at such time (which Capital Expenditures will not be included in any determination under the foregoing clause (a)).

          (f) Notwithstanding the foregoing, the U.S. Borrower and its Subsidiaries may incur Capitalized Lease Obligations under and in connection with the Alternate Vendor Financing Program in an aggregate outstanding amount not to exceed $27,000,000 at any time (which Capitalized Lease Obligations will not be included in any determination under the foregoing clause (a)).

          8.10  Consolidated Interest Coverage Ratio.  The U.S. Borrower will
                ------------------------------------
not permit the Consolidated Interest Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date:

                             Date                                  Ratio
                             ----                                  -----

                       September 30, 1999                        1.50:1.00
                       December 31, 1999                         1.50:1.00
                       March 31, 2000                            1.75:1.00
                       June 30, 2000                             1.75:1.00
                       September 30, 2000                        2.00:1.00
                       December 31, 2000                         2.00:1.00
                       March 31, 2001                            2.00:1.00
                       June 30, 2001                             2.00:1.00
                       September 30, 2001                        2.00:1.00
                       December 31, 2001                         2.25:1.00
                       March 31, 2002                            2.25:1.00
                       June 30, 2002                             2.25:1.00
                       September 30, 2002                        2.25:1.00
                       December 31, 2002                         2.50:1.00
                       March 31, 2003                            2.50:1.00
                       June 30, 2003                             2.50:1.00
                       September 30, 2003                        2.50:1.00
                       December 31, 2003                         2.75:1.00
                       March 31, 2004                            2.75:1.00
                       June 30, 2004                             2.75:1.00
                       September 30, 2004                        2.75:1.00
                       December 31, 2004                         3.00:1.00

                             Date                                  Ratio
                             ----                                  -----

                       March 31, 2005                            3.00:1.00
                       June 30, 2005                             3.00:1.00
                       September 30, 2005                        3.25:1.00
                       December 31, 2005                         3.50:1.00
                       March 31, 2006                            3.50:1.00
                       June 30, 2006                             3.50:1.00
                       September 30, 2006                        3.50:1.00
                       December 31, 2006                         3.50:1.00

          Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 8.10 shall be made on a Pro
                                                                         ---
Forma Basis.
-----

          8.11  Adjusted Leverage Ratio.  The U.S. Borrower will not permit the
                -----------------------
Adjusted Leverage Ratio at any time during a fiscal quarter set forth below to be more than the ratio set forth opposite such fiscal quarter:



                  Fiscal Quarter Ending                      Ratio
                  ---------------------                      -----

                  September 30, 1999                       6.25:1.00
                  December 31, 1999                        6.25:1.00
                  March 31, 2000                           6.25:1.00
                  June 30, 2000                            6.25:1.00
                  September 30, 2000                       6.00:1.00
                  December 31, 2000                        5.75:1.00
                  March 31, 2001                           5.75:1.00
                  June 30, 2001                            5.75:1.00
                  September 30, 2001                       5.50:1.00
                  December 31, 2001                        5.25:1.00
                  March 31, 2002                           5.25:1.00
                  June 30, 2002                            5.00:1.00
                  September 30, 2002                       5.00:1.00
                  December 31, 2002                        4.75:1.00
                  March 31, 2003                           4.75:1.00
                  June 30, 2003                            4.50:1:00
                  September 30, 2003                       4.25:1:00
                  December 31, 2003                        4.00:1.00
                  March 31, 2004                           4.00:1.00
                  June 30, 2004                            4.00:1.00
                  September 30, 2004                       3.75:1.00
                  December 31, 2004                        3.50:1.00
                  March 31, 2005                           3.50:1.00
                  June 30, 2005                            3.50:1.00
                  September 30, 2005                       3.25:1.00

                  Fiscal Quarter Ending                    Ratio
                  ---------------------                    -----

                  December 31, 2005                      3.00:1.00
                  March 31, 2006                         3.00:1.00
                  June 30, 2006                          3.00:1.00
                  September 30, 2006                     3.00:1.00
                  December 31, 2006                      3.00:1.00


          Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 8.11 shall be made on a Pro
                                                                         ---
Forma Basis.
-----

          8.12  Limitation on Voluntary Payments and Modifications of
                -----------------------------------------------------
Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain
--------------------------------------------------------------------------------
Other Agreements; Issuance of Capital Stock; etc.  Holdings will not, and will
-------------------------------------------------
not permit any of its Subsidiaries to:

          (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of any Senior Subordinated Note, any Permitted Holdings PIK Security or any Baxter PIK Note or make any interest payment on any Baxter PIK Note except to the extent permitted by Section 8.07(v); provided, that (x) Senior
                                                 --------
     Subordinated Notes may be redeemed or repurchased with the proceeds of any registered public offering of Holdings Common Stock and (y) Baxter PIK Notes may be redeemed or repaid pursuant to Section 8.07(x);

          (ii) make (or give any notice in respect of) any principal or interest payment on, or any redemption or acquisition for value of, any U.S. Borrower Subordinated Note or any Shareholder Subordinated Note, except to the extent permitted by Section 8.07(ii);

          (iii) amend or modify, or permit the amendment or modification of, (x) any provision of any Senior Subordinated Note Document, or (y) in any way adverse to the interests of the Banks, any provision of any Baxter PIK Note Document, any Recapitalization Document, any U.S. Borrower Subordinated Note or any Shareholder Subordinated Note;

          (iv) at any time after the Accounts Receivable Facility Transaction Date, amend or modify, or permit the amendment or modification of, any provision of any Accounts Receivable Facility Document, except as permitted by the definition thereof;

          (v) amend, modify or change in any way adverse to the interests of the Banks, any Management Agreement (including, without limitation, the Consulting Agreement), the terms of any Baxter Preferred Stock, the IVD Services Agreement, any Tax Allocation Agreement, the Tax Indemnity Letter, its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws, or any agreement entered into by it, with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock which would be adverse to the interests of the Banks;

          (vi) amend or modify, or permit the amendment or modification of, any provision of any Permitted Holdings PIK Security in any manner inconsistent with the definition of Permitted Holdings PIK Security; or

          (vii) issue any class of capital stock other than (x) in the case of the U.S. Borrower and its Subsidiaries, non-redeemable common stock and (y) in the case of Holdings, (1) the issuance of Baxter Preferred Stock as permitted pursuant to Section 8.07(vi), (2) the issuance of Holdings Common Stock or Permitted Holdings PIK Securities and (3) issuances of Holdings Common Stock or Holdings Class L Common Stock where, after giving effect to such issuance, no Event of Default will exist under Section 9.10 and to the extent the proceeds thereof are applied in accordance with Sections 4.02(A)(d) and 7.17.

          8.13  Limitation on Certain Restrictions on Subsidiaries.  Holdings
                --------------------------------------------------
will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or pay any Indebtedness owed to Holdings or a Subsidiary of Holdings,
(b) make loans or advances to Holdings or any of Holdings' Subsidiaries or (c) transfer any of its properties or assets to Holdings or any of Holdings' Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the U.S. Borrower or a Subsidiary of the U.S. Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by the U.S. Borrower or a Subsidiary of the U.S. Borrower in the ordinary course of business, (v) restrictions applicable to any Joint Venture that is a Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 8.06(z) or a Permitted Acquisition effected in accordance with Section 8.02(s), provided that the
                                                         --------
restrictions applicable to the respective Joint Venture are not made worse, or more burdensome, from the perspective of the U.S. Borrower and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or Permitted Acquisition, (vi) the Senior Subordinated Note Documents, (vii) customary provisions restricting the transfer of assets subject to Liens permitted under Sections 8.03(k), (m) and (o), (viii) any document or instrument evidencing Foreign Subsidiary Working Capital Indebtedness so long as such encumbrance or restriction only applies to the Foreign Subsidiary incurring such Indebtedness, (ix) the Accounts Receivable Facility Documents, and (x) the transactions contemplated by the documents governing the Vendor Financing Program.

          8.14  Limitation on the Creation of Subsidiaries.  (a)
                ------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Effective Date any Subsidiary (other than Joint Ventures permitted to be established in accordance with the requirements of Section 8.06(z); provided that, (a) the U.S. Borrower and its Wholly-Owned Subsidiaries
         --------
(other than the Receivables Entity) shall be permitted to establish or create
(x) Subsidiaries as a result of investments made pursuant to Section 8.06(r) and
(y) Wholly-Owned Subsidiaries so long as (i) at least 30 days' prior written notice thereof (or such lesser notice as is acceptable to the Administrative Agent) is given to the Administrative Agent,
(ii) the capital stock of such new Subsidiary is pledged pursuant to, and to the extent required by, this Agreement and the Pledge Agreement and the certificates, if any, representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent, (iii) such new Subsidiary (other than a Foreign Subsidiary except to the extent otherwise required pursuant to Section 7.16) executes a counterpart of the Subsidiary Guaranty, the Pledge Agreement and the Security Agreement, and (iv) to the extent requested by the Administrative Agent or the Required Banks, takes all actions required pursuant to Section 7.11 and (b) the Receivables Entity may become a Subsidiary of the U.S. Borrower. In addition, each new Wholly-Owned Subsidiary (other than the Receivables Entity) shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Effective Date.

          (b) The U.S. Borrower will not, nor will the U.S. Borrower permit any of its Subsidiaries to, enter into any Joint Venture, except to the extent permitted by Section 8.06(z).

          8.15  German Stock Corporation.  The German Borrower will not change
                ------------------------
its legal form to a German stock corporation without the consent of the Administrative Agent.

          SECTION 9.  Events of Default.  Upon the occurrence of any of the
                      -----------------
following specified events (each, an "Event of Default"):

          9.01  Payments.  Any Borrower shall (i) default in the payment when
                --------
due of any principal of the Loans or (ii) default, and such default shall continue for three or more days, in the payment when due of any Unpaid Drawing, any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

          9.02  Representations, etc.  Any representation, warranty or statement
                ---------------------
made by Holdings, any Borrower or any other Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          9.03  Covenants.  Any Credit Party shall (a) default in the due
                ---------
performance or observance by it of any term, covenant or agreement contained in
Section 7.11, 7.14, 7.17, 7.18 or 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by the Administrative Agent or the Required Banks; or

          9.04  Default Under Other Agreements.  (a)  Holdings or any of its
                ------------------------------
Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof; provided, that it shall not constitute an Event of Default pursuant to clause
--------
(a) or (b) of this Section 9.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above, exceeds $20,000,000 at any one time; or

          9.05  Bankruptcy, etc.  Holdings or any of its Subsidiaries shall
                ----------------
commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries; or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries; or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          9.06  ERISA.  (a)  Any Plan shall fail to satisfy the minimum funding
                -----
standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(10 thereof) and an event described in subsections .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan or a Foreign Pension Plan has not been timely made, Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or

Section 401(a)(29), 4971, 4975 or 4980 of the Code, Holdings or any Subsidiary of Holdings has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) or Foreign Pension Plans or a "default" within the meaning of Section 4219(c)(5) of ERISA shall occur with respect to any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) which lien, security interest or liability which arises from such event or events, in the opinion of the Required Banks, will have a Material Adverse Effect; or

          9.07  Security Documents.  (a)  Except in each case to the extent
                ------------------
resulting from the failure of the Collateral Agent to retain possession of the applicable Pledged Securities, any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent, or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond any cure or grace period specifically applicable thereto pursuant to the terms of such Security Document; or

          9.08  Guaranties.  The Guaranties or any provision thereof shall cease
                ----------
to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty or any Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

          9.09  Judgments.  One or more judgments or decrees shall be entered
                ---------
against Holdings or any of its Subsidiaries involving a liability (not paid or not fully covered by insurance) in excess of $20,000,000 for all such judgments and decrees and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

          9.10  Ownership.  A Change of Control Event shall have occurred; or
                ---------

          9.11  Accounts Receivable Facility.  At any time after the Accounts
                ----------------------------
Receivable Facility Transaction Date, an early amortization event shall occur under the Accounts Receivable Facility Documents;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Banks, by written notice to the U.S. Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Bank to enforce its claims against any Guarantor or any Borrower, except as otherwise specifically provided for in this Agreement (provided, that if an Event of Default specified in Section 9.05 shall occur
 --------
with respect to the U.S. Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and
(ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment (or the unutilized portion thereof) terminated, whereupon the Commitment of each Bank (or the unutilized portion thereof) shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; and (v) direct each Borrower to pay (and each Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05, to pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for such Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding.

          SECTION 10.  Definitions.  As used herein, the following terms shall
                       -----------
have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

          "A Revolving Loan" shall have the meaning provided in Section 1.01(A)(d).

          "A Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "A Revolving Loan Commitment," as the same may be reduced from time to time pursuant to Section 3.02, 3.03, 4.01(b) and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "A Revolving Loan Facility" shall mean the Facility evidenced by the Total A Revolving Loan Commitment.

          "A Revolving Loan Maturity Date" shall mean June 30, 2005.

          "A Revolving Note" shall have the meaning provided in Section 1.05(a).

          "A RL Bank" shall mean at any time each Bank with an A Revolving Loan Commitment or outstanding A Revolving Loans.

          "A RL Mandatory Borrowing" shall have the meaning provided in Section 1.01(C).

          "A RL Percentage" shall mean at any time for each A RL Bank, the percentage obtained by dividing such A RL Bank's A Revolving Loan Commitment by the Total A Revolving Loan Commitment; provided, that if the Total A Revolving
                                       --------
Loan Commitment has been terminated, the A RL Percentage of each A RL Bank shall be determined by dividing such

A RL Bank's A Revolving Loan Commitment immediately prior to such termination by the Total A Revolving Loan Commitment immediately prior to such termination.

          "A Swingline Expiry Date" shall mean the date which is five Business Days prior to the A Revolving Loan Maturity Date.

          "A Swingline Loan" shall have the meaning provided in Section 1.01(B).

          "A Swingline Note" shall have the meaning provided in Section 1.05(a).

          "A Term Loan" shall have the meaning provided in Section 1.01(A)(a).

          "A Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "A Term Loan Commitment," as the same may be reduced or terminated pursuant to Section 3.03 and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "A Term Loan Facility" shall mean the Facility evidenced by the Total A Term Loan Commitment.

          "A Term Loan Maturity Date" shall mean June 30, 2005.

          "A Term Note" shall have the meaning provided in Section 1.05(a).

          "A TL Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all A Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Accounts Receivable Facility" shall mean the transactions contemplated by the Accounts Receivable Facility Purchase Agreement.

          "Accounts Receivable Facility Documents" shall mean the Accounts Receivable Facility Pooling and Servicing Agreement, the Accounts Receivable Facility Purchase Agreement, the Accounts Receivable Facility Revolving Certificate Purchase Agreement and each of the other documents and agreements entered into in connection therewith, including all documents and agreements relating to the issuance, funding and/or purchase of Investor Certificates and Purchased Interests, in each case as such documents and agreements may be amended, modified, supplemented, refinanced or replaced from time to time so long as (i) any such amendments, modifications, supplements, refinancing or replacements do not impose any conditions or requirements on Holdings or any of its Subsidiaries that are more restrictive in any material respect than those in existence on the Accounts Receivable Facility Transaction Date, (ii) any such amendments, modifications, supplements, refinancings or replacements are not adverse to the interests of the Banks and (iii) any such amendments, modifications, supplements, refinancing or replacements are otherwise in form and substance reasonably satisfactory to the Administrative Agent.

          "Accounts Receivable Facility Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, among the Receivables Entity, as transferor, the U.S. Borrower, as servicer, and the Trustee, as the same may be amended, modified, supplemented, refinanced or replaced from time to time in accordance with the terms thereof and hereof, which Accounts Receivable Facility Pooling and Servicing Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

          "Accounts Receivable Facility Proceeds" shall mean the initial net invested amount of Investor Certificates in respect of the Accounts Receivable Facility on the Accounts Receivable Facility Transaction Date, which amount shall be satisfactory to the Administrative Agent and the Required Banks.

          "Accounts Receivable Facility Purchase Agreement" shall mean the Receivables Purchase Agreement, among the U.S. Borrower and the other Designated Credit Parties, as sellers, and the Receivables Entity, as buyer, as the same may be amended, modified, supplemented, refinanced or replaced from time to time in accordance with the terms thereof and hereof, which Accounts Receivable Facility Purchase Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

          "Accounts Receivable Facility Revolving Certificate Purchase Agreement" shall mean the Revolving Certificate Purchase Agreement, among the Receivables Entity, the U.S. Borrower, as the initial servicer, the purchasers party thereto, and BTCo, as Agent, as the same may be amended, modified, supplemented, refinanced or replaced from time to time in accordance with the terms thereof and hereof, which Revolving Certificate Purchase Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

          "Accounts Receivable Facility Transaction" shall mean the consummation of the Accounts Receivable Facility and related transactions contemplated by the Accounts Receivable Facility Documents.

          "Accounts Receivable Facility Transaction Date" shall mean the date of the consummation of the Accounts Receivable Facility Transaction in accordance with the requirements of Section 7.18.

          "Acquired Business" shall mean any Person, assets or business division or product line acquired pursuant to a Permitted Acquisition.

          "Acquired EBITDA" shall mean, for any Acquired Business for any period, the Consolidated EBITDA as determined for such Acquired Business on a basis substantially the same (with necessary reference changes) as provided in the definition of Consolidated EBITDA contained herein, except that all references in the Agreement and in the component definitions used in determining Consolidated EBITDA to "Holdings and its Subsidiaries" or "the U.S. Borrower and its Subsidiaries" shall be deemed to be references to the respective Acquired Business. All calculations of Acquired EBITDA shall be made on a Pro Forma
                                                                  --- -----
Basis (for such
purpose treating each reference to "Consolidated EBITDA" contained in the definition of Pro Forma Basis as if it were a reference to "Acquired EBITDA").

          "Additional Security Documents" shall have the meaning provided in
Section 7.11.

          "Adjusted Leverage Ratio" shall mean, on any date, the ratio of (i) Consolidated Debt on such date (excluding any Indebtedness under the Accounts Receivable Facility to the extent otherwise included in Consolidated Debt) to
(ii) Consolidated EBITDA for the Test Period most recently ended on or prior to such date. All calculations of the Adjusted Leverage Ratio shall be made on a Pro Forma Basis, with determinations of Adjusted Leverage Ratio to give effect
--- -----
to all adjustments contained in the definition of "Pro Forma Basis" contained
                                                   --- -----
herein.

          "Administrative Agent" shall mean BTCo and shall include any successor to the Administrative Agent appointed pursuant to Section 11.10.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Agents" shall mean the Administrative Agent and the Syndication Agent, except in Section 11, in which case its meaning shall include the Co-Documentation Agents.

          "Aggregate Net Invested Amount" shall have the meaning provided in
Section 3.03(e).

          "Aggregate Unutilized U.S. Commitment" with respect to any Bank at any time shall mean the sum of (i) such Bank's A Term Loan Commitment at such time, if any, (ii) such Bank's B Term Loan Commitment at such time, if any, (iii) such Bank's C Term Loan Commitment at such time, if any, and (iv) such Bank's A Revolving Loan Commitment at such time less the sum of (x) the aggregate
                                       ----
outstanding principal amount of all A Revolving Loans made by such Bank and (y) such Bank's A RL Percentage of the Letter of Credit Outstandings at such time.

          "Aggregate Unutilized B Revolving Loan Commitment" with respect to any Bank at any time shall mean such Bank's B Revolving Loan Commitment at such time less the sum of the aggregate outstanding principal amount of all B Revolving
----
Loans made by such Bank.

          "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

          "Alternate B Currency" shall mean each Approved Currency other than Euros.

          "Alternate B Currency Loan" shall mean any B Revolving Loan or B Swingline Loan denominated in an Alternate B Currency.

          "Alternate Vendor Financing Program" shall mean a vendor financial services program between the U.S. Borrower and/or one or more Subsidiaries of the U.S. Borrower and a financial institution pursuant to which the U.S. Borrower and/or such Subsidiary effects Seeded Instrument Transactions with such financial institution and third party customers of the U.S. Borrower and/or such Subsidiary.

          "Applicable Commitment Fee Percentage" initially shall mean 0.50% per annum, and "Applicable Margin" initially shall mean a percentage per annum equal to (i) in the case of Revolving Loans, Swingline Loans and A Term Loans maintained as (x) Base Rate Loans, 1.50% and (y) Euro Rate Loans, 2.50%, (ii) in the case of B Term Loans maintained as (x) Base Rate Loans, 1.875% and (y) Euro Rate Loans, 2.875% and (iii) in the case of C Term Loans maintained as (x) Base Rate Loans, 2.125% and (y) Euro Rate Loans, 3.125%. From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating a different commitment fee percentage and margin than that described in the immediately preceding sentence (each, a "Start Date") to and including the applicable End Date described below, the Applicable Commitment Fee Percentage and Applicable Margin shall (subject to any adjustment pursuant to the immediately succeeding paragraph, as applicable) be that set forth below opposite the Adjusted Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

                                           Applicable Margins
               -----------------------------------------------------------------------
 Adjusted           Revolving Loans/                                                         Applicable
 Leverage           Swingline Loans/                                                      Commitment Fee
 Ratio                A Term Loans            B Term Loans            C Term Loans           Percentage
               -----------------------------------------------------------------------

                 Euro Rate   Base Rate   Euro Rate   Base Rate   Euro Rate   Base Rate
---------------------------------------------------------------------------------------------------------------
 Greater than
 or equal to          2.50%       1.50%      2.875%      1.875%      3.125%      2.125%                0.50%
 4.25:1.00

---------------------------------------------------------------------------------------------------------------
 Less than
 4.25:1.00 but
 greater than         2.25%       1.25%       2.75%       1.75%       3.00%       2.00%               0.375%
 or equal to
 3.50:1.00


---------------------------------------------------------------------------------------------------------------
 Less than
 3.50:1.00 but
 greater than         2.00%       1.00%       2.75%       1.75%       3.00%       2.00%                0.30%
 or equal to
 3.00:1.00
---------------------------------------------------------------------------------------------------------------

 Less than
 3.00:1.00            1.75%       0.75%       2.50%       1.50%       2.75%       1.75%                0.25%

---------------------------------------------------------------------------------------------------------------

     The Adjusted Leverage Ratio shall be determined based on the delivery of a certificate of the U.S. Borrower by an Authorized Officer of the U.S. Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Bank), within 45 days of the last day of any fiscal quarter of the Borrower, which certificate shall set forth the calculation of the Adjusted Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date and the Applicable Commitment Fee Percentage and Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences). The Applicable Commitment Fee Percentage and Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earlier of (x) the date on which the next certificate is delivered to the Administrative Agent and (y) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earlier date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to a new Applicable Commitment Fee Percentage and new Applicable Margins (and thus commencing a new Start
Date), the Applicable Commitment Fee Percentage and Applicable Margins shall be those set forth in the table above determined as if the Adjusted Leverage Ratio were greater than 4.25:1.00 (such Applicable Commitment Fee Percentage and Applicable Margins as so determined, the "Highest Applicable Margins"). Notwithstanding anything to the contrary contained above in this definition, (x) the Applicable Commitment Fee Percentage and Applicable Margins shall be the Highest Applicable Margins at all times during which there shall exist any Default or Event of Default, and (y) prior to the earlier to occur of (i) the date of delivery of the financial statements pursuant to Section 7.01(c) for the fiscal year ended December 31, 1999 and (ii) the first delivery of the officer's certificate referred to in the first sentence of this paragraph after the fiscal year ended December 31, 1999, in no event shall the Applicable Commitment Fee Percentage and the Applicable Margins be less than those described in the first sentence of this definition.

          "Applicable Prepayment Percentage" shall mean, at any time, (i) for purposes of Section 4.02(A)(c), 75%, provided that (x) if at any time the
                                     --------
Adjusted Leverage Ratio is less than 3.50:1.00 (as established pursuant to the officer's certificate then most recently delivered pursuant to Section 7.01(e)), the Applicable Prepayment Percentage for purposes of Section 4.02(A)(c) shall instead be 50% and (y) if at any time the Adjusted Leverage Ratio is less than 3.00:1.00 (as established pursuant to the officer's certificate then most recently delivered pursuant to Section 7.01(e)), the Applicable Prepayment Percentage for purposes of Section 4.02(A)(c) shall instead be 0%, and (ii) for purposes of Section 4.02(A)(f), 50%, provided that if at any time the Adjusted
                                     --------
Leverage Ratio is less than 4.00 to 1.00 (as established pursuant to the officer's certificate then most recently delivered pursuant to Section 7.01(e)), the Applicable Prepayment Percentage for purposes of Section 4.02(A)(f) shall instead be 0%.

          "Approved Currency" shall mean each of U.S. Dollars, Deutsche Marks, Euros and any other freely transferable currency requested by a Borrower and acceptable to all of the B RL Banks and the Administrative Agent.

          "Approved Currency Equivalent" shall mean the U.S. Dollar Equivalent, the Deutsche Mark Equivalent, the Euro Equivalent or the comparable equivalent of any other Foreign Currency, as the case may be.

          "Asset Sale" shall mean any sale, transfer or other disposition by Holdings or any of its Subsidiaries to any Person other than the U.S. Borrower or any Wholly-Owned Subsidiary of the U.S. Borrower of any asset (including, without limitation, any capital stock or other securities of another Person) of Holdings or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business and (ii) sales of assets pursuant to Section 8.02(b), (e), (f), (g), (k), (o), (q), (r), (y),
(z), (aa) and (bb).

          "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

          "Authorized Officer" shall mean the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Controller or Secretary or any other senior officer of Holdings or the U.S. Borrower designated as such in writing to the Administrative Agent by Holdings or the U.S. Borrower, in each case to the extent reasonably acceptable to the Administrative Agent.

          "B Banks" shall have the meaning provided in Section 4.02(C).

          "B Revolving Loan" shall have the meaning provided in Section 1.01(D).

          "B Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "B

Revolving Loan Commitment," as the same may be reduced from time to time pursuant to Section 3.02, 3.03, 4.01(b) and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "B Revolving Loan Facility" shall mean the Facility evidenced by the Total B Revolving Loan Commitment.

          "B Revolving Loan Maturity Date" shall mean June 30, 2005.

          "B Revolving Note" shall have the meaning provided in Section 1.05(a).

          "B RL Bank" shall mean at any time each Bank with a B Revolving Loan Commitment or outstanding B Revolving Loans.

          "B RL Commitment Fee" shall have the meaning provided in Section 3.01(b).

          "B RL Mandatory Borrowing" shall have the meaning provided in Section 1.01(F).

          "B RL Percentage" shall mean at any time for each B RL Bank, the percentage obtained by dividing such B RL Bank's B Revolving Loan Commitment by the Total B Revolving Loan Commitment; provided, that if the Total B Revolving
                                       --------
Loan Commitment has been terminated, the B RL Percentage of each B RL Bank shall be determined by dividing such B RL Bank's B Revolving Loan Commitment immediately prior to such termination by the Total B Revolving Loan Commitment immediately prior to such termination.

          "B Swingline Expiry Date" shall mean the date which is five Business Days prior to the B Revolving Loan Maturity Date.

          "B Swingline Loan" shall have the meaning provided in Section 1.01(E).

          "B Swingline Note" shall have the meaning provided in Section 1.05(a).

          "B Term Loan" shall have the meaning provided in Section 1.01(A)(b).

          "B Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "B Term Loan Commitment," as the same may be terminated pursuant to
Section 3.03 and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "B Term Loan Facility" shall mean the Facility evidenced by the Total B Term Loan Commitment.

          "B Term Loan Maturity Date" shall mean June 30, 2006.

          "B Term Note" shall have the meaning provided in Section 1.05(a).

          "B TL Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all B Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Bain Capital" shall mean Bain Capital, Inc. a Delaware corporation.

          "Bank" shall have the meaning provided in the first paragraph of this Agreement; it being understood that for purposes of Sections 1.10, 1.11 and 2.05, the term "Bank" as used herein shall in any event include BTCo in its capacity as a Fronting Bank.

          "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Bank having notified the Administrative Agent, the U.S. Borrower and/or the German Borrower that it does not intend to comply with the obligations under Section 1.01(A)(d), 1.01(C), 1.01(D), 1.01(F) or 2.04(c), in the case of either clause (i) or (ii) above as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

          "Bankruptcy Code" shall have the meaning provided in Section 9.05.

          "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Prime Lending Rate.

          "Base Rate Loan" shall mean each U.S. Loan designated or deemed designated as such by the U.S. Borrower at the time of the incurrence thereof or conversion thereto.

          "Baxter" shall mean Baxter Healthcare Corporation, a Delaware corporation.

          "Baxter Acquisition" shall mean the acquisition by the Borrower and its Subsidiaries of the in vitro diagnostics business of Baxter Diagnostics, Inc. in December, 1994.

          "Baxter Acquisition Documents" shall mean the documents and instruments governing the terms of the Baxter Acquisition.

          "Baxter PIK Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the Baxter PIK Notes) relating to the issuance by Holdings of the Baxter PIK Notes, as in effect on December 20, 1994 (to the extent thereof) and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Baxter PIK Notes" shall mean unsecured junior subordinated notes issued by Holdings (and not guaranteed or supported in any way by the U.S. Borrower or any of its Subsidiaries or any other Person) in favor of Baxter, in the form of Exhibit M.

          "Baxter Preferred Stock" shall mean the preferred stock of Holdings held by Baxter and having an original aggregate liquidation preference of not more than $40,000,000 and an aggregate liquidation preference as of the Effective Date of not more than $10,000,000 plus accrued dividends, in the form attached hereto as Exhibit O, as amended modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrowing" shall mean the incurrence of one Type of Loan pursuant to a single Facility by a Borrower from all of the Banks having Commitments with respect to such Facility on a Pro Rata Basis on a given date (or resulting from
                              --- ----
conversions on a given date), having in the case of Euro Rate Loans the same Interest Period; provided, that Base Rate Loans incurred pursuant to Section
                 --------
1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

          "BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euro Rate Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in the London interbank market and, with respect to any notices or determinations in respect of Euros, which is customarily a "Business Day" for such notices or determinations.

          "C Banks" shall have the meaning provided in Section 4.02(C).

          "C Term Loan" shall have the meaning provided in Section 1.01(A)(c).

          "C Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "C Term Loan Commitment," as the same may be terminated pursuant to
Section 3.03 and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "C Term Loan Facility" shall mean the Facility evidenced by the Total C Term Loan Commitment.

          "C Term Loan Maturity Date" shall mean June 30, 2007.

          "C Term Note" shall have the meaning provided in Section 1.05(a).

          "C TL Percentage" shall mean, at any time a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all C Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Calculation Period" shall have the meaning provided in Section
8.02(s).

          "Capital Expenditures" shall mean, with respect to any Person, without duplication, all expenditures by such Person which should be capitalized in accordance with GAAP, including, without duplication, all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with
GAAP), all such expenditures relating to instruments leased to, rented to, or otherwise seeded to, customers and the amount of all Capitalized Lease Obligations incurred by such Person.

          "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the U.S. Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided, that the full faith and credit of the United
                         --------
States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Bank or (y) any bank whose short-term commercial paper rating from Standard & Poor's Corporation ("S&P") is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than twelve months from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within twelve months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within twelve months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

          "Change of Control Event" shall mean (I) at any time prior to a broadly distributed initial public offering of Holdings Common Stock, (a) Holdings shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the U.S. Borrower's capital stock, (b) the U.S. Borrower shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the German Borrower's capital stock, (c) any Person or "group" (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as in effect on the date hereof), other than Bain Capital, GS Capital, Hoechst and/or their respective Affiliates or Related Parties and management of Holdings and its Subsidiaries, shall (i) have acquired beneficial ownership of 51% or more on a fully diluted basis of the economic and voting interest in Holdings' capital stock or (ii) have obtained the power (whether or not exercised) to elect a majority of Holdings' directors,
(d) Bain Capital, its Related Parties and Hoechst shall collectively cease to have the power, contractual or otherwise, to elect a majority of Holdings' directors, (e) a "Change of Ownership" or similar event shall occur as provided in the Baxter PIK Notes or the Baxter Preferred Stock, so long as any Baxter PIK Notes or any Baxter Preferred Stock, as the case may be, is outstanding or (f) any "Change of Control" as such term is defined in the Senior Subordinated Note Indenture, or any successor or similar provision, shall occur or (II) at any time on or after a broadly distributed initial public offering of Holdings Common Stock, (a) Holdings shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the U.S. Borrower's capital stock,
(b) the U.S. Borrower shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the German Borrower's capital stock, (c) any Person or "group" (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as in effect on the date hereof), other than Bain Capital, GS Capital, Hoechst and/or their respective Affiliates or Related Parties and management of Holdings or any of its Subsidiaries, shall (i) have acquired beneficial ownership of 30% or more on a fully diluted basis of the economic and voting interest in Holdings' capital stock or (ii) have obtained the power (whether or not exercised) to elect a majority of Holdings' directors, (d) a "Change of Ownership" or similar event shall occur as provided in the Baxter PIK Notes or the Baxter Preferred Stock, so long as any Baxter PIK Notes or any Baxter Preferred Stock, as the case may be, is outstanding or (e) any "Change of Control" as such term is defined in the Senior Subordinated Note Indenture, or any successor or similar provision, shall occur.

          "Co-Documentation Agents" shall have the meaning provided in the first paragraph of this Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean all of the Collateral as defined in each of the Security Documents.

          "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors.

          "Collective Bargaining Agreements" shall have the meaning provided in
Section 5.14.

          "Commitment" shall mean, with respect to each Bank, such Bank's A Term Loan Commitment, B Term Loan Commitment, C Term Loan Commitment, A Revolving Loan Commitment and B Revolving Loan Commitment.

          "Consolidated Current Assets" shall mean, at any time, the current assets (other than cash, Cash Equivalents and deferred income taxes to the extent included in current assets) of the U.S. Borrower and its Subsidiaries (including, without duplication, the interests in accounts receivable represented by the transferor certificate held by the Receivables Entity) at such time determined on a consolidated basis.

          "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of the U.S. Borrower and its Subsidiaries determined on a consolidated basis, but excluding (i) deferred income taxes, (ii) the current portion of and accrued but unpaid interest on any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein and (iii) short-term borrowings of Foreign Subsidiaries unless the proceeds thereof are used to finance current assets of such Foreign Subsidiaries.

          "Consolidated Debt" shall mean, at any time, the remainder of (x) all Indebtedness of the U.S. Borrower and its Subsidiaries determined on a consolidated basis (excluding Indebtedness arising pursuant to deferred warranties or contracts or other similar obligations and any deferred revenue under the Vendor Financing Program or the Alternate Vendor Financing Program) less (y) all cash and Cash Equivalents held by the U.S. Borrower and its
----
Subsidiaries at such time. Notwithstanding the foregoing, for purposes of obtaining the ability to pay cash interest on the Baxter PIK Notes pursuant to
Section 8.07(v), the U.S. Borrower may elect (but shall not be obligated) to include the Baxter PIK Notes as Consolidated Debt at any time.

          "Consolidated EBIT" shall mean, for any period, Consolidated Net Income, before (i) total interest expense (inclusive of amortization of deferred financing fees and any other original issue discount) of the U.S. Borrower and its Subsidiaries determined on a consolidated basis, (ii) the write-off of inventory step-up and in-process research and development costs in accordance with purchase accounting, (iii) any non-cash charges deducted in determining Consolidated Net Income for such period, (iv) any non-recurring cash charges deducted in determining Consolidated Net Income for such period, (v) provisions for taxes based on income and foreign withholding taxes, and determined without giving effect to any extraordinary gains or losses but with giving effect to gains or losses from sales of assets sold in the ordinary course of business,
(vi) Restructuring Expenditures deducted in determining Consolidated Net Income for such period, and (vii) fees and expenses incurred in connection with the Transaction, the issuance of Indebtedness or equity, Permitted Acquisitions, Dividends or asset sales or other divestitures, in each case to the extent deducted in determining Consolidated Net Income for such period.

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all depreciation expense and amortization expense that were deducted in determining Consolidated EBIT for such period.

          "Consolidated Interest Coverage Ratio" for any period shall mean the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period. All calculations of the Consolidated Interest Coverage Ratio shall be made on a Pro Forma Basis, with determinations of Consolidated Interest Coverage Ratio to
--- -----
give effect to all adjustments contained in the definition of "Pro Forma Basis"
                                                               --- -----
contained herein.

          "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the U.S. Borrower and its Subsidiaries (net of interest income) determined on a consolidated basis with respect to all outstanding Indebtedness of the U.S. Borrower and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs or benefits under Interest Rate Protection Agreements, but excluding, however, amortization of any payments made to obtain any Interest Rate Protection Agreements, original issue discounts and deferred financing costs and any interest expense on deferred compensation arrangements to the extent included in total interest expense. Notwithstanding anything to the contrary contained above, to the extent Consolidated Interest Expense is to be determined for any Test Period which ends prior to the first anniversary of the Initial Borrowing Date, Consolidated Interest Expense for all portions of such period occurring prior to the Initial Borrowing Date shall be calculated in accordance with the definition of Test Period contained herein. Notwithstanding the foregoing, for purposes of obtaining the ability to pay cash interest on the Baxter PIK Notes and/or cash dividends on the Baxter Preferred Stock pursuant to Section 8.07(v) or 8.07(vi), respectively, the U.S. Borrower may elect (but shall not be obligated) to include an accrued portion of such cash interest or dividends as Consolidated Interest Expense for any period.

          "Consolidated Net Income" shall mean, for any period, the net income (or loss), after provision for taxes, of the U.S. Borrower and its Subsidiaries (including as a Subsidiary for this purpose the Receivables Entity although the definition of Subsidiary might require otherwise) on a consolidated basis for such period taken as a single accounting period, provided that the following
                                                 --------
items shall be excluded in computing Consolidated Net Income (without duplication): (i) any unrealized losses and gains for such period resulting from mark-to-market of Other Hedging Agreements and any tender premiums or consent fees paid and any write off of deferred financing costs incurred as a result of any refinancing of Indebtedness permitted hereunder, (ii) the net income or net losses of any Person in which any other Person or Persons (other than Holdings and its Wholly-Owned Subsidiaries) has an equity interest or interests, except to the extent of the amount of dividends or other distributions actually paid to Holdings or such Wholly-Owned Subsidiaries by such Person during such period,
(iii) except for determinations expressly required to be made on a Pro Forma
                                                                   --- -----
Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary and (iv) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

          "Consulting Agreement" shall mean, collectively, (i) the Advisory Agreement, dated as of December 20, 1994, by and among Holdings, the U.S. Borrower and Bain Capital, as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof and (ii) the Advisory Agreement, dated as of December 20, 1994, by and among Holdings, the U.S. Borrower and GS Capital, as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

          "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that
                                                         --------  -------
the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Credit Documents" shall mean this Agreement, the Notes, the Guaranties, and each Security Document.

          "Credit Event" shall mean the making of a Loan (other than a Revolving Loan made pursuant to a Mandatory Borrowing) or the issuance of a Letter of Credit.

          "Credit Party" shall mean Holdings, the U.S. Borrower, the German Borrower and each U.S. Subsidiary Guarantor.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

          "Designated Credit Parties" shall mean the U.S. Borrower and those Subsidiary Guarantors that are from time to time party to the Accounts Receivable Facility Documents.

          "Designated Working Capital Debt" shall have the meaning provided in
Section 8.03(p).

          "Deutsche Mark Equivalent" shall mean, at any time for the determination thereof, the amount of Deutsche Marks which could be purchased with the amount of Euros involved in such computation at the spot exchange rate therefor as quoted by BTCo as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

          "Deutsche Mark LIBOR" shall mean, in respect of Deutsche Marks for an Interest Period, (I) in the case of a B Revolving Loan, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing or Notice of Conversion) by reference to page 3750 of the Dow Jones Markets Screen and/or any successor page for deposits in Deutsche Marks for a period equal to such Interest Period (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1%); provided that, to the extent that an interest rate is not
               --------
ascertainable pursuant to the foregoing provisions of this definition, the "Deutsche Mark LIBOR" shall be the interest rate per annum determined by the Administrative Agent to be the rate (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1% per annum, if such average is not such a multiple) per annum at which deposits in Deutsche Marks are offered for such relevant Interest Period to major banks in the London interbank market in London, England by BTCo at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period and
(II) in the case of a B Swingline Loan, the interest rate per annum determined by the Administrative Agent to be the highest rate (rounded, if necessary, upward to the nearest whole multiple of one-sixteenth of one percent per annum, if such average is not a multiple) per annum in which deposits in Deutsche Marks are offered for such relevant Interest Period by BTCo in the London interbank market in London, England by BTCo 11 a.m. (London time) on the Business Day commencing such Interest Period. Notwithstanding anything to the contrary contained above, in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of B Revolving Loans or B Swingline Loans denominated in Deutsche Marks, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect to B Revolving Loans or B Swingline Loans denominated in Deutsche Marks, the Deutsche Mark LIBOR determined pursuant to this definition shall instead be the rate determined by BTCo as the all-in-cost of funds for BTCo to fund a B Revolving Loan or a B Swingline Loan denominated in Deutsche Marks with maturities comparable to the Interest Period applicable thereto.

          "Deutsche Marks" shall mean the freely transferable lawful money of Germany.

          "Distribution Agreement" shall mean the Amended and Restated Exclusive Distribution Agreement, dated as of December 19, 1994, as amended and restated in its entirety as of September 15, 1995, by and between the U.S. Borrower and Baxter, as the same may be amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

          "Dividends" shall have the meaning provided in Section 8.07.

          "Documents" shall mean the Transaction Documents, the Senior Subordinated Note Documents, and, on and after the Accounts Receivable Facility Transaction Date, the Accounts Receivable Facility Documents.

          "Effective Date" shall have the meaning provided in Section 12.10.

          "Eligible Transferee" shall mean and include a commercial bank, investment company, financial institution, fund or other "accredited investor" (as defined in Regulation D of the Securities Act), or any other Person approved by the Administrative Agent and the U.S. Borrower.

          "Employment Agreements" shall have the meaning provided in Section
5.14.

          "EMU Legislation" shall mean the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

          "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by Holdings or any of its Subsidiaries under any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" shall mean any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the environment or Hazardous Materials or health and safety to the extent health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any Subsidiary of Holdings would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

          "Euro" and the designation "E" shall mean the single currency of participating member states of the European Union.

          "Euro Equivalent" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of the relevant Alternate B Currency (or other currency other than Euros) involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

          "Euro LIBOR" shall mean, in respect of Euros for an Interest Period,
(I) in the case of a B Revolving Loan, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing or Notice of Conversion) by reference to page 3750 of the Dow Jones Markets Screen and/or any successor page for deposits in Euros for a period equal to such Interest Period (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1%); provided
                                                                  --------
that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Euro LIBOR" shall be the interest rate per annum determined by the Administrative Agent to be the rate (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1% per annum, if such average is not such a multiple) per annum at which deposits in Euros are offered for such relevant Interest Period to major banks in the London interbank market in London, England by BTCo at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period and (II) in the case of a B Swingline Loan, the interest rate per annum determined by the Administrative Agent to be the highest rate (rounded, if necessary, upward to the nearest whole multiple of one-sixteenth of one percent per annum, if such average is not such a multiple) per annum at which deposits in Euros are offered for such relevant Interest Period by BTCo in the London interbank market in London, England at approximately 11 a.m. (London time) on the Business Day commencing such Interest Period. Notwithstanding anything to the contrary contained above, in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of denominated in Euros, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect to denominated in Euros, the Euro LIBOR determined pursuant to this definition shall instead be the rate determined by BTCo as the all-in-cost of funds for BTCo to fund Foreign Currency Loans denominated in Euros with maturities comparable to the Interest Period applicable thereto.

          "Euro Rate Loan" shall mean each Eurodollar Loan, each B Revolving Loan and each B Swingline Loan.

          "Eurodollar Loans" shall mean each U.S. Loan designated as such by the U.S. Borrower at the time of the incurrence thereof or conversion thereto.

          "Eurodollar Rate" shall mean, for any Interest Period, (I) in the case of any U.S. Loan, (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the interbank Eurodollar market by BTCo for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of

BTCo for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D) and (II) in the case of a B Revolving Loan or a B Swingline Loan, (a) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing or Notice of Conversion) by reference to page 3750 of the Dow Jones Markets Screen and/or any successor page for deposits in U.S. Dollars for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant
--------
to the foregoing provisions of this definition, the rate to be used for purposes of this clause (a) shall be the interest rate per annum determined by the Administrative Agent to be the rate per annum at which deposits in U.S. Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by BTCo at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period, divided (and rounded, if necessary, upward to the nearest multiple of 1/16/th/ of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserve required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Event of Default" shall have the meaning provided in Section 9.

          "Excess Cash Flow" shall mean, for any period, (i) the sum of (A) Consolidated Net Income for such period, plus (B) the amount of all non-cash
                                         ----
charges (including, without limitation or duplication, depreciation, amortization and non-cash interest expense) included in determining Consolidated Net Income for such period, plus (C) the decrease, if any, in Working Capital
                            ----
from the first day to the last day of such period (except to the extent that such decrease occurs as a result of an increase in the Accounts Receivable Facility or as a result of the put or other transfer of accounts receivable to Baxter and/or its Affiliates pursuant to Section 8.02(r), minus (ii) the sum of
                                                          -----
(A) any non-cash credits (including from sales of assets) included in determining Consolidated Net Income for such period, (B) gains from sales of assets (other than sales of inventory in the ordinary course of business) included in determining Consolidated Net Income for such period, (C) an amount equal to (1) all Capital Expenditures (excluding Capital Expenditures made pursuant to Section 8.09(c), (d) or (e)) made during such period that are not financed by Indebtedness (including Capitalized Lease Obligations but excluding Loans hereunder) plus (or minus, if negative) (2) the Rollover Amount for such period to be carried forward to the next period less the Rollover Amount (if any) for the preceding period carried forward to the current period, (D) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of the U.S. Borrower and its Subsidiaries (other than repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled A Repayment or a Scheduled B Repayment or a Scheduled C Repayment under Section 4.02(A)(b) or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period, (E) non-cash charges added back in a previous period pursuant to clause (i)(B) above to the extent any such charge has become a cash item in the current period, (F) the increase, if any, in Working Capital from the first day to the last day of such period, (G) costs incurred by Holdings during such period and paid for with the proceeds of dividends paid by the U.S. Borrower pursuant to Section 8.07(iii), to the extent not deducted in determining Consolidated Net Income for such period, (H) any cash Restructuring Expenditures incurred during such period to the extent not deducted in determining Consolidated Net Income for such period, (I) any Restructuring Reserves maintained on the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such period, (J) any cash disbursements made during such period against non-current liabilities (such as transition reserves and deferred taxes) to the extent not deducted in determining Consolidated Net Income, (K) without duplication of amounts deducted above pursuant to this clause (ii), the amount of cash expended in respect of Permitted Acquisitions during such period, except to the extent financed with Indebtedness and (L) without duplication of amounts deducted above pursuant to this clause (ii), cash Investments made by the U.S. Borrower and its Subsidiaries and cash Dividends paid by Holdings pursuant to, and in accordance with the terms of, Section 8.06 or 8.07, as the case may be, during such period, to the extent not financed with Indebtedness and not deducted in determining Consolidated Net Income for such period.

          "Excess Cash Flow Period" shall mean (i) the period from July 1, 1999 to and including December 31, 2000 and (ii) each fiscal year thereafter.

          "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of a fiscal year of the U.S. Borrower (beginning with its fiscal year ending on December 31, 2000).

          "Excess Proceeds" shall mean (i) the net proceeds received by Holdings after the Effective Date from any private offering of Holdings Common Stock, to the extent contributed to the U.S. Borrower in accordance with Section 7.17,
(ii) the portion of the net proceeds received by Holdings after the Effective Date from any registered public offering of Holdings Common Stock which is permitted to be retained by Holdings pursuant to Section 4.02(A)(d), to the extent contributed to the U.S. Borrower in accordance with Section 7.17, (iii) the portion of Net Proceeds received by the U.S. Borrower after the Effective Date from any Asset Sale which is permitted to be retained by the U.S. Borrower pursuant to Section 4.02(A)(c), in each case as and when received in the form of cash, and (iv) the portion of Excess Cash Flow of the U.S. Borrower and its Subsidiaries which is permitted to be retained by the U.S. Borrower pursuant to
Section 4.02(A)(f).

          "Excess Proceeds Amount" shall initially be $0, which amount shall be
(A) increased (i) on each Excess Cash Payment Date so long as any repayment
    ---------
required pursuant to

Section 4.02(A)(f) has been made, by an amount equal to Excess Cash Flow for the immediately preceding Excess Cash Flow Period multiplied by a percentage equal to 100% minus the Applicable Prepayment Percentage, (ii) on the date of receipt
        -----
by Holdings of the proceeds from any private offering of Holdings Common Stock, by an amount equal to the net proceeds from such offering, (iii) on the date of the receipt by Holdings of the proceeds from any registered public offering of Holdings Common Stock, so long as any repayment pursuant to Section 4.02(A)(d) that is required by such Section has been made and Holdings has contributed such proceeds to the U.S. Borrower in accordance with Section 7.17, by an amount equal to 50% of the net proceeds from such offering, and (iv) on each date of receipt by the U.S. Borrower or any of its Subsidiaries of the Net Proceeds from any Asset Sale so long as any repayment pursuant to Section 4.02(A)(c) has been made, by an amount equal to such Net Proceeds (to the extent in the form of cash, including cash received upon the liquidation of or principal payment on any non-cash asset previously received) multiplied by a percentage equal to 100% minus the Applicable Prepayment Percentage, and (B) reduced (i) on each Excess
-----                                               -------
Cash Payment Date where Excess Cash Flow for the immediately preceding Excess Cash Flow Period is a negative number, by such amount, (ii) at the time any Capital Expenditure is made pursuant to Section 8.09(d), by the amount thereof,
(iii) at the time any investment is made pursuant to Section 8.06(z), by the amount of Excess Proceeds expended in connection therewith, (iv) at the time when the U.S. Borrower or any Domestic Subsidiary makes an Intercompany Loan to a Foreign Subsidiary pursuant to Section 8.06(g), by the amount (if any) of Excess Proceeds expended in connection therewith, and (v) at the time when the U.S. Borrower or any Domestic Subsidiary makes a contribution to or a capitalization or forgiveness of Indebtedness of any Foreign Subsidiary pursuant to Section 8.06(m), by the amount (if any) of Excess Proceeds expended in connection therewith (it being understood that the Excess Proceeds Amount may be reduced to an amount below zero after giving effect to the reductions enumerated in clause (B) above).

          "Excluded Pledge Subsidiary" shall mean each of the Foreign Subsidiaries listed on Annex XIII hereto, as the same may be modified from time to time in accordance with the requirements of Section 7.20.

          "Existing Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of May 7, 1996, and amended and restated as of April 29, 1997, among Holdings, the U.S. Borrower, the financial institutions from time to time party thereto and BTCo, as Agent, as amended, modified and supplemented to but excluding the Effective Date.

          "Existing Indebtedness" shall have the meaning provided in Section
6.24.

          "Existing Indebtedness Agreements" shall have the meaning provided in
Section 5.14.

          "Existing Letters of Credit" shall have the meaning provided in
Section 2.01(d).

          "Facility" shall mean any of the credit facilities established under this Agreement, i.e., the A Term Loan Facility, the B Term Loan Facility, the C
                ----
Term Loan Facility, the A Revolving Loan Facility or the B Revolving Loan Facility.

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

          "Facing Fee" shall have the meaning provided in Section 3.01(d).

          "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "Fees" shall mean all amounts payable pursuant to, or referred to in,
Section 3.01.

          "Foreign Cash Equivalents" shall mean certificates of deposit or bankers acceptances of any bank organized under the laws of Canada, Japan or any country that is a member of the European Economic Community whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof, in each case with maturities of not more than twelve months from the date of acquisition.

          "Foreign Currency" shall mean each Approved Currency other than U.S. Dollars.

          "Foreign Currency Loan" shall mean any Loan denominated in a Foreign Currency.

          "Foreign Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by the German Borrower to each Bank, and all Loans made to the German Borrower, under this Agreement, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the German Borrower to each Bank, the Agents and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the German Borrower and (ii) the full and prompt payment when due (whether by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of the German Borrower or its respective Subsidiaries owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by the German Borrower or any of its Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to by a Bank under this Agreement for any reason) so long as such Bank or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United

States of America by Holdings or any one or more of its Subsidiaries primarily for the benefit of employees of Holdings or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Pledge Agreement" shall have the meaning provided in Section 5.10(c).

          "Foreign Subsidiary" shall mean each Subsidiary of the U.S. Borrower that is incorporated under the laws of any jurisdiction other than the United States of America, any State thereof, or any territory thereof.

          "Foreign Subsidiary Working Capital Indebtedness" shall have the meaning provided in Section 8.04(j).

          "Fronting Bank" shall mean BTCo in its individual capacity.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

          "German Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "GS Capital" shall mean G.S. Capital Partners, L.P., a Delaware limited partnership.

          "Guaranteed Creditors" shall mean and include each of the Administrative Agent, the Syndication Agent, the Collateral Agent, the Banks and each party (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such party constitutes a Secured Creditor under the Security Documents.

          "Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by each Borrower to each Bank, and Loans made, under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrowers (or any of them) to each Bank, the Agents and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrowers and (ii) the full and prompt payment when due (whether by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of the Borrowers (or any of them) or any of their respective Subsidiaries owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by the Borrowers (or any of them) or any of their respective Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to by a Bank under this Agreement for any reason) so long as such Bank or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Guarantor" shall mean Holdings, the U.S. Borrower, and each Subsidiary Guarantor.

          "Guaranty" shall mean and include (i) the guaranty of Holdings set forth in Section 13, (ii) the guaranty of the U.S. Borrower set forth in Section 14, and (iii) the Subsidiary Guaranty.

          "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect.

          "Hoechst" shall mean Hoechst AG, a German corporation, and any successor thereto by merger, consolidation or otherwise (including any entity resulting from the planned combination of Hoechst and Rhone-Poulenc).

          "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

          "Holdings Class L Common Stock" shall have the meaning provided in
Section 6.16.

          "Holdings Common Stock" shall have the meaning provided in Section
6.16.

          "Holdings Guaranty" shall mean the guaranty of Holdings pursuant to
Section 13.

          "Holdings Tax Allocation Agreement" shall mean the Tax Sharing Agreement, dated as of December 20, 1994, among Holdings and the U.S. Borrower and its Domestic Subsidiaries.

          "Indebtedness" of any Person shall mean without duplication (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person but excluding deferred rent as determined in accordance with GAAP, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay
                                                            -----
and similar obligations, (vii) all obligations under Interest Rate Protection Agreements and Other Hedging Agreements and (viii) all Contingent Obligations of such Person, provided, that Indebtedness shall not include trade payables and
             --------
accrued expenses, in each case arising in the ordinary course of business.

          "Indebtedness to be Refinanced" shall mean the indebtedness arising pursuant to the Existing Credit Agreement.

          "Indemnifying Bank" shall mean each financial institution that is designated as an "Indemnifying Bank" on Annex I hereto, and each financial institution which is designated, with the approval of the Fronting Bank and the Administrative Agent, as an "Indemnifying Bank" in an Assignment and Assumption Agreement.

          "Indemnity Amount" shall mean, for each Indemnifying Bank which is a signatory hereto or which becomes an Indemnifying Bank pursuant to an Assignment and Assumption Agreement, the amount and the percentage that is so designated and set forth opposite such Indemnifying Bank's name on Annex I hereto (as the same may be modified pursuant to Section 12.04(c)).

          "Indemnity Participation" shall have the meaning provided in Section 1.14.

          "Information Systems and Equipment" shall mean all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by the U.S. Borrower or any of its Subsidiaries, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, the U.S. Borrower's or any of its Subsidiaries' conduct of their business.

          "Initial Borrowing Date" shall mean the date upon which the Term Loans are initially incurred hereunder.

          "Intercompany Loan" shall have the meaning provided in Section
8.06(g).

          "Intercompany Notes" shall mean promissory notes evidencing Intercompany Loans in the form of Exhibit L.

          "Interest Period," with respect to any Euro Rate Loan, shall mean the interest period applicable thereto, as determined pursuant to Section 1.09.

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

          "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "Investment" shall have the meaning provided in Section 8.06.

          "Investor Certificate" shall have the meaning provided in the Accounts Receivable Pooling and Servicing Agreement.

          "Issuing Country" shall have the meaning provided in Section 12.18.

          "IVD Services Agreement" shall mean the Transition Services Agreement, dated as of the May 7, 1996, between the U.S. Borrower and the Seller, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Joint Venture" shall mean any Person, other than an individual or a Wholly-Owned Subsidiary of the U.S. Borrower, (i) in which the U.S. Borrower or a Subsidiary of the U.S. Borrower holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership) and (ii) which is engaged in a business of the type described in Section 8.01(a).

          "Judgment Currency" shall have the meaning provided in Section
12.17(a).

          "Judgment Currency Conversion Date" shall have the meaning provided in
Section 12.17(a).

          "L/C Supportable Indebtedness" shall mean (i) Foreign Subsidiary Working Capital Indebtedness, (ii) obligations of the U.S. Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (iii) such other obligations of the U.S. Borrower or any of its Subsidiaries as are reasonably acceptable to the Administrative Agent and the respective Letter of Credit Issuer and otherwise permitted to exist pursuant to the terms of this Agreement.

          "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Letter of Credit" shall have the meaning provided in Section 2.01(a).

          "Letter of Credit Fee" shall have the meaning provided in Section 3.01(c).

          "Letter of Credit Issuer" shall mean BTCo, and any A RL Bank which at the request of the U.S. Borrower and with the consent of the Administrative Agent agrees, in such A RL Bank's sole discretion, to become a Letter of Credit Issuer for the purpose of issuing Letters of Credit pursuant to Section 2.

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

          "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

          "Letter of Credit Request" shall have the meaning provided in Section 2.02(a).

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

          "Loan" shall mean each and every Loan made by any Bank hereunder, including A Term Loans, B Term Loans, C Term Loans, A Revolving Loans, B Revolving Loans, A Swingline Loans or B Swingline Loans.

          "Local time" shall mean the local time in effect at (x) the applicable Notice Office (in the case of Notices of Borrowing, Notices of Conversion and Letter of Credit Requests) and (y) the applicable Payment Office in the case of all payments and disbursements of Loans or Letters of Credit.

          "Majority Banks" of any Facility shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if all outstanding Obligations of the other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

          "Management Agreements" shall have the meaning provided in Section
5.14.

          "Mandatory Borrowing" shall mean an A RL Mandatory Borrowing and/or a B RL Mandatory Borrowing, as the context may require.

          "Margin Stock" shall have the meaning provided in Regulation U.

          "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Acquired Business, the U.S. Borrower, Holdings, Holdings and its Subsidiaries taken as a whole or the U.S. Borrower and its Subsidiaries taken as a whole.

          "Material Contracts" shall have the meaning provided in Section 5.14.

          "Maturity Date" with respect to any Facility shall mean the A Term Loan Maturity Date, the B Term Loan Maturity Date, the C Term Loan Maturity Date, the A Revolving Loan Maturity Date or the B Revolving Loan Maturity Date, as the case may be.

          "Maximum Funding Amount" shall mean the sum of (x) with respect to outstanding Investor Certificates and Purchased Interests that have fixed principal amounts, such

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

principal amounts and (y) with respect to Investor Certificates or Purchased Interests that have variable principal amounts, the Receivables Stated Amounts thereof.

          "Maximum Swingline Amount" shall mean (i) in the case of A Swingline Loans, $20,000,000 and (ii) in the case of B Swingline Loans, E10,000,000 (or the Euro Equivalent thereof).

          "Minimum Borrowing Amount" shall mean (i) for Base Rate Loans (other than A Swingline Loans), $500,000; (ii) for Eurodollar Loans, $1,000,000, (iii) for Euro Rate Loans (other than Eurodollar Loans and B Swingline Loans), E500,000 (or the Euro Equivalent thereof), (iv) for A Swingline Loans, $500,000 and (v) for B Swingline Loans, E250,000 (or the Euro Equivalent thereof).

          "Monthly Reporting Date" shall mean (i) in the case of the first fiscal month of a fiscal year of Holdings, the 75/th/ day after the end of such fiscal month, (ii) in the case of the second, third, sixth or ninth month of a fiscal year of Holdings, the 45/th/ day after the end of any such fiscal month,
(iii) in the case of the fourth, fifth, seventh, eighth, tenth or eleventh month of a fiscal year of Holdings, the 30/th/ day after the end of any such fiscal month and (iv) in the case of the twelfth month of a fiscal year of Holdings, the 90/th/ day after the end of such fiscal month.

          "Mortgages" shall have the meaning provided in Section 5.13(a).

          "Mortgage Policies" shall have the meaning provided in Section
5.13(b).

          "Mortgaged Properties" shall mean and include (i) all Real Properties owned by Holdings and its U.S. Subsidiaries to the extent designated as such on Annex III and (ii) each Real Property subjected to a mortgage in favor of the Collateral Agent for the benefit of the Secured Creditors pursuant to Section 7.11.

          "NAIC" shall have the meaning provided in Section 1.10(c).

          "Net Proceeds" shall mean, with respect to any Asset Sale, the Proceeds resulting therefrom net of (a) cash expenses of sale (including brokerage fees, if any, transfer taxes and payment of principal, premium and interest of Indebtedness other than the Loans required to be repaid as a result of such Asset Sale) and (b) incremental income taxes paid or payable as a result thereof.

          "Non-Compete Agreements" shall have the meaning provided in Section 5.14.

          "Non-Defaulting Bank" shall mean each Bank other than a Defaulting
Bank.

          "Note" shall mean each A Term Note, each B Term Note, C Term Note, each A Revolving Note, each B Revolving Note, the A Swingline Note and the B Swingline Note.

          "Notice of Borrowing" shall have the meaning provided in Section 1.03.

          "Notice of Conversion" shall have the meaning provided in Section
1.06.

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

          "Notice Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006 or such other office as the Administrative Agent may designate to Holdings, the U.S. Borrower and the Banks from time to time; provided that in the case of B Revolving Loans,
                                 --------
the "Notice Office" shall mean the office specified above, with a copy of the respective notice to be delivered at the same time as otherwise required pursuant to the terms of this Agreement to the office of the Administrative Agent located at 1 Appold Street, Broadgate London EC2A 2HE.

          "Obligation Currency" shall have the meaning provided in Section 12.17(a).

          "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent, the Syndication Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

          "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

          "Participant" shall have the meaning provided in Section 2.04(a).

          "Payment Office" shall mean (i) in respect of U.S. Loans, Letters of Credit, Fees (other than B RL Commitment Fees) and, except as provided in clause
(ii) below, all other amounts owing under this Agreement and the other Credit Documents, the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006 or such other office as the Administrative Agent may designate to Holdings, the U.S. Borrower and the Banks from time to time, and (ii) in the case of B Revolving Loans, B Swingline Loans and B RL Commitment Fees, the office of the Administrative Agent located at 1 Appold Street, Broadgate London EC2A 2HE or such other office as the Administrative Agent may designate to Holdings, the U.S. Borrower, the German Borrower and the Banks from time to time.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Acquired Debt" shall have the meaning set forth in Section 8.04(l).

          "Permitted Acquisition" shall have the meaning provided in Section 8.02(s).

          "Permitted Acquisition Cost-Savings" shall mean, in connection with each Permitted Acquisition, those demonstrable cost-savings and other adjustments (in each case not included pursuant to clause (iv) of the definition of Pro Forma Basis contained herein) reasonably anticipated by the U.S. Borrower
   --- -----
to be achieved in connection with such Permitted Acquisition (but limited to the 15-month period following the consummation of such Permitted Acquisition for purposes of determining the Adjusted Leverage Ratio as used in the definitions of Applicable Commitment Fee Percentage and Applicable Margins), which cost-savings and

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

other adjustments shall be estimated on a good faith basis by the U.S. Borrower and certified in writing by the Chief Financial Officer of the U.S. Borrower.

          "Permitted Covenant" shall mean (i) any periodic reporting covenant,
(ii) any covenant restricting payments by Holdings with respect to any securities of Holdings which are junior to the Permitted Holdings PIK Securities, (iii) any covenant the default of which can only result in an increase in the amount of any redemption price, repayment amount, dividend rate or interest rate, (iv) any covenant the default of which gives rise only to rights or remedies which are subject to subordination terms reasonably acceptable to the Administrative Agent, (v) any covenant providing board observance rights with respect to Holdings' board of directors and (vi) any other covenant that does not adversely affect the interests of the Banks (as reasonably determined by the Administrative Agent).

          "Permitted Encumbrances" shall mean (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and found, on the date of delivery of such Mortgage Policies to the Administrative Agent in accordance with the terms hereof, reasonably acceptable by the Administrative Agent, (ii) as to any particular Mortgaged Property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which do not, in the reasonable opinion of the Administrative Agent, materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor thereof, or the lien held by the Collateral Agent, (iii) municipal and zoning ordinances, which are not violated in any material respect by the existing improvements and the present use made by the mortgagor thereof of the Premises (as defined in the respective Mortgage), (iv) general real estate taxes and assessments not yet delinquent, and (v) such other items as the Administrative Agent may consent to (such consent not to be unreasonably withheld).

          "Permitted Holdings PIK Securities" shall mean any preferred stock or subordinated promissory note of Holdings (or any security of Holdings that is convertible or exchangeable into any preferred stock or subordinated promissory note of Holdings), so long as the terms of any such preferred stock, subordinated promissory note or security of Holdings (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by the U.S. Borrower or any Subsidiaries of the U.S. Borrower, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the eleventh anniversary of the Original Effective Date, (iv) do not require the cash payment of dividends or interest before the eleventh anniversary of the Original Effective Date, (v) do not contain any covenants other than any Permitted Covenant, (vi) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of substantial assets, or liquidations involving Holdings, and (vii) are otherwise reasonably satisfactory to the Administrative Agent.

          "Permitted Liens" shall have the meaning provided in Section 8.03.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings, any of its Subsidiaries or any ERISA Affiliate and each such plan for the five calendar year period immediately following the latest date on which Holdings, any of its Subsidiaries or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "Pledge Agreement" shall have the meaning provided in Section 5.10(a).

          "Pledged Securities" shall mean all the Pledged Securities as defined in the Pledge Agreement.

          "Pricing Level" shall mean each of the four pricing levels set forth in the table appearing in the definitions of "Applicable Commitment Fee Percentage" and "Applicable Margins."

          "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "Principal Amount" shall mean (i) the stated principal amount of each Loan denominated in Euros, and (ii) the Euro Equivalent of the stated principal amount of each Alternate B Currency Loan, as the context may require.

          "Private Equity Proceeds" shall mean cash equity contributions made in Holdings by Bain Capital, GS Capital, their respective Affiliates and/or their respective Related Parties and/or any other Person to the extent not made pursuant to a registered public offering.

          "Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by Holdings and/or any of its Subsidiaries from such Asset Sale.

          "Pro Forma Basis" shall mean, in connection with any calculation of
           --- -----
compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (a) the incurrence of any
                                 --- -----
Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) after the first day of the relevant Calculation Period as if such Indebtedness had been incurred or issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period,
(b) the permanent repayment of any Indebtedness

(other than revolving Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period, (c) the Permitted Acquisition, if any, then being consummated as well as any other Permitted Acquisition consummated after the first day of the relevant Calculation Period and on or prior to the date of the respective Permitted Acquisition then being effected, and (d) Restructuring Cost Savings resulting from Productive Cost Reduction Actions taken after the first day of the relevant Calculation Period as if such Restructuring Cost Savings had been effective on and after the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

           (i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness, or to finance Permitted Acquisitions) incurred after the first day of the relevant Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination;

           (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest or accrued dividends, as the case may be, at (x) the rate applicable thereto, in the case of fixed rate Indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding);

           (iii) in making any determination of Consolidated EBITDA, (x) for any Permitted Acquisition which occurred during the last two fiscal quarters comprising the respective Test Period, there shall be added to Consolidated EBITDA the amount of annual Permitted Acquisition Cost Savings, determined in accordance with the definition thereof contained herein, expected to be realized with respect to such Permitted Acquisition,
     (y) for any Permitted Acquisition effected in the second fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 50% of the annual Permitted Acquisition Cost Savings estimated to arise in connection with the respective Permitted Acquisition and (z) for any Permitted Acquisition effected in the first fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 25% of the annual Permitted Acquisition Cost Savings estimated to arise in connection with the respective Permitted Acquisition; provided that (1) the
                                                           --------
     aggregate Permitted Acquisition Cost Savings added to Consolidated EBITDA, for any period being tested, pursuant to this clause (iii) shall not exceed 20% of Consolidated EBITDA after giving effect to the adjustment pursuant to this clause (iii), and (2) for purposes of determining the Adjusted Leverage Ratio as used in calculating the Applicable Commitment Fee Percentage and the Applicable Margins, if the Adjusted Leverage Ratio after giving effect to the adjustment to Consolidated EBITDA pursuant to this clause (iii) results in a Pricing Level (the "Fully Adjusted Pricing Level") which is more than one Pricing Level lower than the Pricing Level that would be in effect if the Adjusted Leverage Ratio were determined without giving effect to the adjustment to Consolidated EBITDA pursuant to this clause (iii) (the "Non-Adjusted Pricing Level"), then for such purposes such adjustment shall be reduced so that the Pricing Level is no lower than one level below the Non-Adjusted Pricing Level; and

           (iv) in making any determination of Consolidated EBITDA, (w) for any Productive Cost Reduction Actions which were taken during the last fiscal quarter comprising the respective Test Period, there shall be added to Consolidated EBITDA the amount of annual Restructuring Cost Savings, determined in accordance with the definition thereof contained herein, expected to be realized as a result of such Productive Cost Reduction Actions, (x) for any Productive Cost Reduction Actions taken in the third fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 75% of the annual Restructuring Cost Savings estimated to arise as a result of such Productive Cost Reduction Actions, (y) for any Productive Cost Reduction Actions taken in the second fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 50% of the annual Restructuring Cost Savings estimated to arise as a result of such Productive Cost Reduction Actions, and (z) for any Productive Cost Reduction Actions taken in the first fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 25% of the annual Restructuring Cost Savings estimated to arise as a result of such Productive Cost Reduction Actions, provided that the aggregate
                                        --------
     Restructuring Cost Savings added to Consolidated EBITDA for any period being tested pursuant to this clause (iv) shall not exceed 20% (or such greater percentage as the Administrative Agent shall agree to in its sole discretion) of Consolidated EBITDA after giving effect to the adjustment pursuant to this clause (iv).

Notwithstanding anything to the contrary contained above, (x) for purposes of Sections 8.10 and 8.11, and for purposes of all determinations of the Applicable Commitment Fee Percentage and Applicable Margins, pro forma effect
                                                             --- -----
(as otherwise provided above) shall only be given for events or occurrences which occurred during the respective Test Period but not thereafter and (y) for purposes of Section 8.02(s), pro forma effect (as otherwise provided above)
                             --- -----
shall be given for events or occurrences which occurred during the respective Test Period and thereafter but on or prior to the respective date of determination.

          "Productive Cost Reduction Actions" shall mean actions taken by Holdings and/or any of its Subsidiaries in a period which management of Holdings reasonably believes will demonstrably result in cost reductions for the U.S. Borrower and its Subsidiaries in such period and/or future periods such as, but not limited to, termination of employment of employees and/or management which will result in lower payroll costs or termination of a lease which will result in lower lease expense.

          "Projections" shall have the meaning provided in Section 5.17.

          "Purchased Interest" shall have the meaning provided in the Accounts Receivable Pooling and Servicing Agreement.

          "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December.

          "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Recapitalization" shall mean the recapitalization of Holdings and other related transactions pursuant to the Recapitalization Agreement.

          "Recapitalization Agreement" shall mean the Recapitalization Agreement dated as of April 14, 1999, by and among Holdings, Hoechst AG, the GS Group (as defined therein) and the Bain Group (as defined therein), as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "Recapitalization Documents" shall mean the Recapitalization Agreement and all other agreements, instruments and documents relating to the Recapitalization.

          "Receivable Stated Amount" shall mean, with respect to an Investor Certificate or a Purchased Interest, the maximum amount of the funding commitment with respect thereto.

          "Receivables Entity" shall mean a Wholly-Owned Subsidiary of the U.S. Borrower which engages in no activities other than in connection with the financing of accounts receivable of the Designated Credit Parties and which is designated (as provided below) as the Receivables Entity (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Holdings or any other Subsidiary of Holdings (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates Holdings or any other Subsidiary of Holdings in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Holdings or any other Subsidiary of Holdings, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither Holdings nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the Accounts Receivable Facility Documents (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to Holdings or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of Holdings, and (c) to which neither Holdings nor any other Subsidiary of Holdings has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer's certificate of the U.S. Borrower certifying that, to the best of such officer's knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions.

          "Receivables Purchase Money Note" shall mean those purchase money notes issued by the Receivables Entity to the Designated Credit Parties pursuant to the terms of the Accounts Receivable Facility Documents.

          "Recovery Event" shall mean the receipt by Holdings or any of its Subsidiaries of any insurance or condemnation proceeds payable (i) by reason of any theft, physical destruction or damage or any other similar event with respect to any properties or assets of Holdings or any of its Subsidiaries, (ii) by reason any condemnation, taking, seizing or similar event with respect to any properties or assets of Holdings or any of its Subsidiaries and (iii) under any policy of insurance required to be maintained under Section 7.03.

          "Refinancing" shall mean the refinancing and repayment in full of all amounts outstanding under, and the termination of all commitments in respect of, all Indebtedness to be Refinanced.

          "Refinancing Documents" shall mean each of the agreements, documents and instruments entered into in connection with the Refinancing.

          "Register" shall have the meaning provided in Section 7.13.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "Related Fund" shall mean, with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

          "Related Party" shall mean (i) in the case of GS Capital, (a) stockholders or partners of GS Capital or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of GS Capital and/or such other Persons referred to in the immediately preceding clause (i)(a), and (ii) in the case of Bain Capital, any Affiliate of Bain Capital on the Effective Date, provided that for purposes of the definition
                                    --------
of "Change of Control Event," the term Related Party shall not include (x) any portfolio company of Bain Capital or any Affiliate of Bain Capital or (y) any officer or director of Holdings or any of its Subsidiaries if not also a partner or stockholder of Bain Capital.

          "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

          "Replaced Bank" shall have the meaning provided in Section 1.13.

          "Replacement Bank" shall have the meaning provided in Section 1.13.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

          "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans and Revolving Loan Commitments (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans, A RL Percentages of outstanding A Swingline Loans and Letter of Credit Outstandings and B RL Percentages of outstanding B Swingline Loans) constitute greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Banks and (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks (or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks, the aggregate A RL Percentages of all Non-Defaulting Banks of the total outstanding A Swingline Loans and Letter of Credit Outstandings and the aggregate B RL Percentages of all Non-Defaulting Banks of the total outstanding B Swingline Loans at such time).

          "Restructuring Cost Savings" shall mean, in connection with each Productive Cost Reduction Action, those demonstrable cost savings and other adjustments (in each case not included pursuant to clause (iii) of the definition of Pro Forma Basis contained herein) reasonably anticipated by the
              --- -----
U.S. Borrower to be achieved as a result of such Productive Cost Reduction Action, which cost savings and other adjustments shall be estimated on a good faith basis by the U.S. Borrower and certified in writing by the Chief Financial Officer of the U.S. Borrower.

          "Restructuring Expenditures" shall mean nonrecurring charges arising out of the restructuring, consolidation, severance or discontinuance of any portion of the operations, employees and/or management of any entities or businesses of Holdings or any of its Subsidiaries, but solely to the extent that such nonrecurring charges relate to Productive Cost Reduction Actions.

          "Restructuring Reserves" shall mean reserves maintained on the consolidated balance sheet of Holdings and its Subsidiaries with respect to Restructuring Expenditures.

          "Returns" shall have the meaning provided in section 6.23.

          "Revolving Loan" shall mean each and every A Revolving Loan or B Revolving Loan made by a Bank hereunder.

          "Revolving Loan Commitment" shall mean, with respect to each Bank, such Bank's A Revolving Loan Commitment and B Revolving Loan Commitment.

          "Rollover Amount" shall have the meaning provided in Section 8.09(b).

          "Scheduled A Repayment" shall have the meaning provided in Section 4.02(A)(b)(i).

          "Scheduled B Repayment" shall have the meaning provided in Section 4.02(A)(b)(ii).

          "Scheduled C Repayment" shall have the meaning provided in Section 4.02(A)(b)(iii).

          "Scheduled Repayment" shall mean any Scheduled A Repayment, Scheduled B Repayment and Scheduled C Repayment.

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

          "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

          "Secured Creditors" shall have the meaning provided in the respective Security Documents.

          "Security Agreement" shall have the meaning provided in Section
5.10(b).

          "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

          "Security Documents" shall mean and include the Security Agreement, the Pledge Agreement, each Foreign Pledge Agreement, each Mortgage, each Additional Security Document, if any and each other document or instrument entered into pursuant to Sections 5.10 and 7.16, if any, in each case as and when executed and delivered in accordance with the terms of this Agreement and as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "Seeded Instrument Sale" shall mean the sale, transfer or other disposition of seeded instruments of the U.S. Borrower and/or one or more of its Subsidiaries to a financial institution.

          "Seeded Instrument Transaction" shall mean a transaction in which (i) the U.S. Borrower and/or one or more of its Subsidiaries sells a seeded instrument to a financial institution, (ii) such financial institution leases such instrument back to the U.S. Borrower or such Subsidiary and (iii) the U.S. Borrower or such Subsidiary subleases such seeded instruments to third party customers of the U.S. Borrower or such Subsidiary.

          "Seller Account" shall have the meaning provided in the Accounts Receivable Facility Documents.

          "Senior Officer" shall mean Chief Executive Officer, President, Chief Financial Officer, Treasurer, Controller or Secretary or any other senior officer of Holdings or any of its Subsidiaries with knowledge of, or responsibility for, the financial affairs of such Person.

          "Senior Subordinated Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the Senior Subordinated Note Indenture) relating to the issuance by the U.S. Borrower of the Senior Subordinated Notes, as in effect on the Effective Date (to the extent thereof) and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Senior Subordinated Note Indenture" shall mean the Indenture, dated May 7, 1996, entered into by and between the U.S. Borrower and IBJ Schroder Bank & Trust Company, as trustee thereunder, as in effect on the Effective Date and as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

          "Senior Subordinated Notes" shall mean the Series B 11-1/8% Senior Subordinated Notes Due 2006 issued in accordance with the terms of the Senior Subordinated Note Indenture, as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

          "Shareholder Subordinated Note" shall mean an unsecured junior subordinated note issued by Holdings (and not guaranteed or supported in any way by the U.S. Borrower or any of its Subsidiaries) in the form of Exhibit N, as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

          "Shareholders' Agreements" shall have the meaning set forth in Section 5.14.

          "Special Purpose VFP Subsidiary" shall mean DBI Funding, Inc., a special purpose bankruptcy remote Subsidiary of the U.S. Borrower.

          "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by Holdings or any Subsidiary thereof in connection with the Accounts Receivable Facility which are reasonably customary in an off-balance-sheet accounts receivable transaction.

          "Stated Amount" of each Letter of Credit shall mean at any time the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

          "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

          "Subsidiary Guaranty" shall have the meaning provided in Section 5.11(a).

          "Supermajority Banks" of any Facility shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%."

          "Swingline Loan" shall mean each A Swingline Loan and each B Swingline Loan.

          "Syndication Agent" shall mean Goldman Sachs Credit Partners L.P. and shall include any successor to the Syndication Agent appointed pursuant to
Section 11.10.

          "Tax Allocation Agreements" shall have the meaning provided in Section 5.14.

          "Tax Indemnity Letter" shall mean the Tax Law Change Indemnity Letter, dated December 16, 1994, between Holdings and Baxter International Inc.

          "Taxes" shall have the meaning provided in Section 4.04.

          "Term Loan" shall mean each A Term Loan, each B Term Loan and each C Term Loan.

          "Term Loan Commitment" shall mean, with respect to each Bank at any time, the sum of the A Term Loan Commitment, the B Term Loan Commitment and the C Term Loan Commitment of such Bank at such time.

          "Term Loan Facilities" shall mean the A Term Loan Facility, the B Term Loan Facility and the C Term Loan Facility.

          "Test Period" shall mean each period of four consecutive fiscal quarters then last ended, in each case taken as one accounting period. Notwithstanding anything to the contrary contained above or in Section 12.07 or otherwise required by GAAP, in the case of any Test Period ending prior to the first anniversary of the Initial Borrowing Date, such period shall be a one-year period ending on the last day of the fiscal quarter last ended, with any calculations of Consolidated Interest Expense required in determining compliance with Section 8.10 to be made on a pro forma basis in accordance with, and to the
                                  --- -----
extent provided in, the immediately succeed-
ing sentence. To the extent the respective Test Period (i) includes the fiscal quarter ended December 31, 1998, Consolidated Interest Expense for such fiscal quarter shall be deemed to be $29,400,000, (ii) includes the fiscal quarter ended March 31, 1999, Consolidated Interest Expense for such fiscal quarter shall be deemed to be $29,400,000 and (iii) includes the fiscal quarter ended June 30, 1999, Consolidated Interest Expense for such fiscal quarter shall be deemed to be $29,400,000; provided that any additional adjustments required by
                          --------
the definition of Pro Forma Basis for occurrences after the Initial Borrowing
                  --- -----
Date shall also be made.

          "Total Assets" shall mean, at any time, the total consolidated assets of the U.S. Borrower and its Subsidiaries, as set forth on the U.S. Borrower's most recent consolidated balance sheet.

          "Total A Term Loan Commitment" shall mean the sum of the A Term Loan Commitments of each of the Banks.

          "Total B Term Loan Commitment" shall mean the sum of the B Term Loan Commitments of each of the Banks.

          "Total C Term Loan Commitment" shall mean the sum of the C Term Loan Commitments of each of the Banks.

          "Total A Revolving Loan Commitment" shall mean the sum of the A Revolving Loan Commitments of each of the A RL Banks.

          "Total B Revolving Loan Commitment" shall mean the sum of the B Revolving Loan Commitments of each of the B RL Banks.

          "Total Commitment" shall mean the sum of the Total Term Loan Commitment and the Total Revolving Loan Commitment.

          "Total Revolving Loan Commitment" shall mean the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment.

          "Total Term Loan Commitment" shall mean the sum of the Total A Term Loan Commitment, the Total B Term Loan Commitment and the Total C Term Loan Commitment.

          "Total Unutilized A Revolving Loan Commitment" shall mean, at any time, (i) the Total A Revolving Loan Commitment at such time less (ii) the sum
                                                             ----
of the aggregate principal amount of all A Revolving Loans and A Swingline Loans at such time plus the Letter of Credit Outstandings at such time.
             ----

          "Total Unutilized B Revolving Loan Commitment" shall mean, at any time, (i) the Total B Revolving Loan Commitment at such time less (ii) the sum
                                                             ----
of the aggregate Principal Amount of all B Revolving Loans and B Swingline Loans at such time.

          "Transaction" shall mean, collectively, (i) the consummation of the Recapitalization, (ii) the consummation of the Refinancing, (iii) the occurrence of the Effective

Date and the Credit Events hereunder on such date, (iv) such other transactions as contemplated by the Transaction Documents and (v) the payment of fees and expenses in connection with the foregoing.

          "Transaction Documents" shall mean, collectively, the Credit Documents, the Recapitalization Documents, and the Refinancing Documents.

          "Triggering Event" shall mean (i) the occurrence and continuation of any Event of Default under Section 9.01 or 9.05 or (ii) the acceleration of the maturity of the Obligations as a result of any Event of Default.

          "Trustee" shall mean the trustee under the Accounts Receivable Facility, the Supplement to the Accounts Receivable Pooling and Servicing Agreement and the Accounts Receivable Facility Pooling and Servicing Agreement, which trustee shall be satisfactory to the Administrative Agent in its reasonable discretion.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan, a Eurodollar Loan
                                    ----
or a B Revolving Loan.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

          "Unpaid Drawing" shall have the meaning provided in Section 2.03(a).

          "U.S. Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "U.S. Borrower Guaranty" shall mean the guaranty of the U.S. Borrower pursuant to Section 14.

          "U.S. Borrower Subordinated Loans" shall have the meaning provided in
Section 8.06(t).

          "U.S. Borrower Subordinated Note" shall mean an unsecured junior subordinated note issued by the U.S. Borrower (and not guaranteed or supported in any way by any Subsidiary of the U.S. Borrower) in the form of Exhibit P, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "U.S. Commitment Fee" shall have the meaning provided in Section 3.01(a).

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

          "U.S. Credit Party" shall mean Holdings, the U.S. Borrower, and each U.S. Subsidiary Guarantor.

          "U.S. Dollar Equivalent" shall mean, at any time for the determination thereof, the amount of U.S. Dollars which could be purchased with the amount of Euros involved in such computation at the spot exchange rate therefor as quoted by BTCo as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

          "U.S. Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

          "U.S. Loans" shall have the meaning provided in Section 1.01(A).

          "U.S. Subsidiary" shall mean each Subsidiary of a Borrower which is not a Foreign Subsidiary.

          "U.S. Subsidiary Guarantor" shall mean each Subsidiary of the U.S. Borrower (other than a Foreign Subsidiary except to the extent otherwise provided in Section 7.16).

          "Vendor Financing Program" shall mean one or more vendor financial services programs between the U.S. Borrower and/or one or more of its Subsidiaries (including without limitation the Special Purpose VFP Subsidiary) and a financial institution pursuant to or in connection with which (w)(i) the U.S. Borrower and/or such Subsidiary leases instruments to third party customers of the U.S. Borrower and/or such Subsidiary and (ii) the U.S. Borrower and/or such Subsidiary sells or otherwise transfers the accounts receivable related to the lease of the instrument (together with the instrument that is the subject of the lease) to such financial institution, (x) (i) the U.S. Borrower and/or such Subsidiary effects Seeded Instrument Sales or otherwise sells instruments and the rights related thereto to such financial institution and (ii) such financial institution leases or sells the instruments so acquired to third party customers of the U.S. Borrower and/or such Subsidiary, (y) (i) the U.S. Borrower and/or one of its operating Subsidiaries sells or otherwise transfers instruments, accounts receivable related thereto and other accounts receivable related to consumable products or services of the U.S. Borrower or such Subsidiary to the Special Purpose VFP Subsidiary, (ii) the Special Purpose VFP Subsidiary effects Seeded Instrument Sales or otherwise sells instruments and the rights related thereto to a financial institution and (iii) such financial institution leases or sells the instruments so acquired to third party customers of the U.S. Borrower or its Subsidiaries, and/or (z) (i) the U.S. Borrower and/or such Subsidiary effects Seeded Instrument Sales or otherwise sells instruments and the rights related thereto to such financial institution, (ii) the U.S. Borrower and/or such Subsidiary sells or otherwise transfers accounts receivable related to consumable products or services of the U.S. Borrower or such Subsidiary to the Special Purpose VFP Subsidiary, (iii) the Special Purpose VFP Subsidiary sells some or all of such accounts receivable to such financial institution and
(iv) such financial institution leases or sells the instruments so acquired to third party customers of the U.S. Borrower or its Subsidiaries.

          "VFP Purchase Money Note" shall mean one or more purchase money notes issued by the Special Purpose VFP Subsidiary to the U.S. Borrower and/or one of its Subsidiaries pursuant to or in connection with the Vendor Financing Program.

          "VWR" shall mean VWR Scientific Products Corporation.

          "Waivable Mandatory Repayment" shall have the meaning provided in
Section 4.02(C).

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          "Working Capital" shall mean the excess of Consolidated Current Assets over Consolidated Current Liabilities.

          "Written," "written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

          "Year 2000 Compliant" shall mean that all Information Systems and Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing), before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair the accuracy or functionality of Information Systems and Equipment.

          SECTION 11.  The Agents.
                       ----------

          11.01  Appointment.  Each Bank hereby irrevocably designates and
                 -----------
appoints BTCo as Administrative Agent (such term to include, for purposes of this Section 11, BTCo acting in its capacity as Collateral Agent), Goldman Sachs Credit Partners, L.P. as Syndication Agent and Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley Senior Funding, Inc. as Co-Documentation Agents to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes each Agent to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agents agree to act as such upon the express conditions contained in this Section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Agent. The provisions of this Section 11 are solely for the benefit of the Agents and the Banks, and neither Holdings nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each Agent shall act solely as agent of the Banks and no Agent assumes nor shall any Agent be deemed to have assumed any obligation or relationship of agency or trust with or for Holdings or any of its Subsidiaries.

          11.02  Delegation of Duties.  Each Agent may execute any of its duties
                 --------------------
under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 11.03.

          11.03  Exculpatory Provisions. None of the Administrative Agent, the
                 ----------------------
Syndication Agent or the Co-Documentation Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such person in its capacity as Administrative Agent, Syndication Agent or Co-Documentation Agents, as the case may be, under or in connection with this Agreement or the other Credit Documents (except for its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by Holdings, any of its Subsidiaries or any of their respective officers contained in this Agreement or the other Credit Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Document or for any failure of Holdings or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Documents, or to inspect the properties, books or records of Holdings or any of its Subsidiaries. No Agent shall be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by any Agent to the Banks or by or on behalf of Holdings or any of its Subsidiaries to any Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

          11.04  Reliance by Agents. Each Agent shall be entitled to rely, and
                 ------------------
shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Holdings or any of its Subsidiaries), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks (or all of the Banks, to the extent required by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          11.05  Notice of Default. No Agent shall be deemed to have knowledge
                 -----------------
or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has actually received notice from a Bank, Holdings or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that any Agent receives such a notice, such Agent shall give prompt notice thereof to the Banks. Each Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided,
                                                                  --------
that, unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          11.06  Non-Reliance on Agents and Other Banks. Each Bank expressly
                 --------------------------------------
acknowledges that neither any Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of Holdings or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by such Agent to any Bank. Each Bank represents to each Agent that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries. No Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of Holdings or any of its Subsidiaries which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          11.07  Indemnification. The Banks agree to indemnify each Agent in
                 ---------------
its capacity as such ratably according to their respective "percentages" as used in determining the Required Banks at such time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by Holdings or any of its Subsidiaries; provided, that no Bank shall be liable to any Agent for the
                  --------
payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent. To the extent any Bank would be required to indemnify any Agent pursuant to the immediately preceding sentence but for the fact that it is a Defaulting Bank, such Defaulting Bank shall not be entitled to receive any portion of any payment or other distribution hereunder until each other Bank shall have been reimbursed for the excess, if any, of the aggregate amount paid by such Bank under this
Section 11.07 over the aggregate amount such Bank would have been obligated to pay had such first Bank not been a Defaulting Bank. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent be insufficient or become impaired (other than as a result of the gross negligence or willful misconduct of such Agent), such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 11.07 shall survive the payment of all Obligations.

          11.08  Agents in their Individual Capacities. Each Agent and its
                 -------------------------------------
affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings and its Subsidiaries as though such Agent were not an Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, each Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not an Agent and the terms "Bank" and "Banks" shall include each Agent in its individual capacity.

          11.09  Holders. The Administrative Agent may deem and treat the payee
                 -------
of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          11.10  Resignation of an Agent; Successor Agents. (a) The
                 -----------------------------------------
Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Banks. Upon the resignation of the Administrative Agent, the Required Banks shall appoint from among the Banks a successor Administrative Agent which is a bank or a trust company for the Banks subject, to the extent that no payment Default or Event of Default has occurred and is then continuing, to prior approval by Holdings (such approval not to be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. If a successor Administrative Agent shall not have been so appointed within such 20 day period after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all duties of the Administrative Agent hereunder and/or under any other Credit Documents until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above. After the resignation of the Administrative Agent hereunder, the provisions of this
Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

          (b) The Syndication Agent may resign from the performance of all of its functions and duties hereunder and/or under the other Credit Documents at any time by giving 10 Business Days' prior written notice to the Administrative Agent and the Banks. Such resignation shall become effective at the end of such 10 Business Day period. After the resignation of the Syndication Agent hereunder, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Syndication Agent under this Agreement.

          (c) Either Co-Documentation Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 10 Business Days' prior written notice to the Administrative Agent and the Banks. Such resignation shall become effective at the end of such 10 Business Day period. After the resignation of either Co-Documentation Agent hereunder, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Co-Documentation Agent under this Agreement.

          11.11  Other Agents. Nothing in the Agreement shall impose on any Co-
                 ------------
Documentation Agent, any Senior Managing Agent, any Managing Agent or any Co-Agent in respect of this Agreement, in each case in such capacity, any duties or obligations.

          SECTION 12.  Miscellaneous.
                       -------------

          12.01  Payment of Expenses, etc. Each Borrower hereby agrees to:
                 -------------------------
(i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents and the Collateral Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and in connection with each Agent's syndication efforts with respect to this Agreement; (ii) pay all reasonable out-of-pocket costs and expenses of the Agents, the Co-Documentation Agents, the Collateral Agent and each of the Banks in connection with the enforcement of the Credit

Documents and the documents and instruments referred to therein and, after an Event of Default shall have occurred and be continuing, the protection of the rights of each of the Agents, the Co-Documentation Agents, the Collateral Agent and each of the Banks thereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for each Agent and for each of the Banks); (iii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iv) indemnify each Agent, the Collateral Agent and each Bank, its officers, directors, trustees, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any of the Agents, the Co-Documentation Agents, the Collateral Agent or any Bank is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among of the Agents, the Co-Documentation Agents, the Collateral Agent, any Bank, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Document or the use of the proceeds of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated in any Document (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property or any Environmental Claim, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding.

          12.02  Right of Setoff; Collateral Matters. (a) In addition to any
                 -----------------------------------
rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Holdings or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of Holdings or any of its Subsidiaries against and on account of the Obligations of Holdings or any of its Subsidiaries to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of Holdings or any of its Subsidiaries purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations shall be contingent or unmatured.

          (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO BANK OR THE ADMINISTRATIVE

AGENT SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED BANKS OR, TO THE EXTENT REQUIRED BY SECTION 12.12 OF THIS AGREEMENT, ALL OF THE BANKS, OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY BANK OR THE ADMINISTRATIVE AGENT OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED BANKS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE BANKS AND THE ADMINISTRATIVE AGENT HEREUNDER.

          12.03  Notices. Except as otherwise expressly provided herein, all
                 -------
notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered, if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents, as the case may be; if to any Bank, at its address specified for such Bank on Annex II; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

          12.04  Benefit of Agreement. (a) This Agreement shall be binding
                 --------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign
                                   --------  -------
or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of all of the Banks and, provided further, that (x) no Bank may transfer or assign all or any portion of
----------------
its Commitments hereunder except as provided in Section 12.04(b), (y) no Indemnity Participation may be assigned except as provided in Sections 1.14 and 12.04(c) and (z) although any Bank (including the Fronting Bank) may grant participations in its rights hereunder pursuant to this Section 12.04(a), such Bank shall remain a "Bank" for all purposes hereunder and the participant shall not constitute a "Bank" hereunder and, provided further, that no Bank shall
                                       ----------------
grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except
(I) to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the A Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating and (II) in the case of an Indemnity Participation, as provided in
Section 1.14. In the case of any such participation (other than an Indemnity Participation which shall be governed by the provisions of Section 1.14 and 12.04(c)), the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by a Borrower hereunder shall be determined as if such Bank had not sold such participation.

          (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or a Related Fund of such Bank or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments and outstanding principal amount of Term Loans hereunder to one or more Eligible Transferees (treating (1) any fund that invests in bank loans and (2) any other fund that invests in bank loans and is managed by the same investment advisor as such fund or by an Affiliate of such investment advisor, as a single Eligible Transferee, provided
                                                                       --------
that if any such fund subsequently assigns all or any part of its Revolving Loan Commitment or outstanding Term Loans pursuant to the clause (y), such assignment must be in an amount of at least $5,000,000 (either individually or when taken together with the amount assigned by Related Funds), unless the aggregate amount of Revolving Loan Commitments and Term Loans held by all such Related Funds is less than $5,000,000, in which case such aggregate amount may be assigned), each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that (i) at such time Annex
                                           --------
I shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the U.S. Borrower's expense, to such new Bank and to the assigning Bank upon request, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the consent of the Administrative Agent shall be required in connection with any such assignment pursuant to clause (y) of this Section 12.04(b) (which consent shall not be unreasonably withheld or delayed), (iv) at any time when no Event of Default is in existence, and when no Default exists pursuant to Section 9.01 or 9.05, the consent of the U.S. Borrower shall be required in connection with any such assignment pursuant to clause (y) of this Section 12.04(b) (which consent shall not be unreasonably withheld or delayed), except in connection with an assignment pursuant to said clause (y) within two weeks following the Initial Borrowing Date made as part of the primary syndication of Loans and Commitments and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or
                                         ----------------
assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 7.13 hereof. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the U.S. Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Bank's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.05, 4.04(a) or 4.04(c) from those being charged by the respective assigning Bank prior to such assignment, then the U.S. Borrower shall not be obligated to pay such increased costs (although the U.S. Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) Notwithstanding the foregoing, any Indemnifying Bank (or any Indemnifying Bank together with one or more other Indemnifying Banks) may (x) assign all or a portion of its Indemnity Participation (and related Indemnity Amount) to its parent company and/or any affiliate of such Indemnifying Bank which is at least 50% owned by such Indemnifying Bank or its parent company or a Related Fund of such Indemnifying Bank or to one or more Banks or Indemnifying Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Indemnifying Bank or assigning Indemnifying Banks, of such Indemnity Participation (and related Indemnity Amount) to one or more Eligible Transferees (treating (1) any fund that invests in bank loans and (2) any other fund that invests in bank loans and is managed by the same investment advisor as such fund or by an Affiliate of such investment advisor, as a single Eligible Transferee, provided that if any such
                                                     --------
fund subsequently assigns all or any part of its Indemnity Participation pursuant to this clause (y), such assignment must be in an amount of at least $5,000,000 (either individually or when taken together with the amount assigned by Related Funds), unless the aggregate amount of Indemnity Participations held by all such Related Funds is less than $5,000,000 in which case such aggregate amount may be assigned), each of which assignees shall become an Indemnifying Bank by execution of an Assignment and Assumption Agreement, provided that (i)
                                                             --------
at such time Annex I shall be deemed modified to reflect the Indemnity Participation (and related Indemnity Amount) of such new Indemnifying Bank and of the existing Indemnifying Banks, (ii) the consent of the Administrative Agent and the Fronting Bank shall be required in connection with any such assignment pursuant to clause (y) of this Section 12.04(c) (which consent shall not be unreasonably withheld or delayed), (iii) at any time when no Event of Default is in existence, and when no Default exists pursuant to Section 9.01 or 9.05, the consent of the U.S. Borrower shall be required in connection with any such assignment pursuant to clause (y) of this Section 12.04(c) (which consent shall not be unreasonably withheld or delayed), and (iv) the

Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Indemnifying Bank, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment
                              ----------------
will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 7.13 hereof. To the extent of any assignment pursuant to this Section 12.04(c), the assigning Indemnifying Bank shall be relieved of its Indemnity Participation. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank or an Indemnifying Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Indemnifying Bank shall provide to the U.S. Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b).

          (d) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

          (e)  Notwithstanding anything to the contrary contained in this
Section 12.04, any Bank which is a fund may, with the consent of the U.S. Borrower and the Administrative Agent (such consent not to be unreasonably withheld), pledge all or any portion of its Notes or Loans to a trustee for the benefit of investors and in support of its obligations to such investors.

          12.05  No Waiver; Remedies Cumulative. No failure or delay on the
                 ------------------------------
part of the Agents, the Co-Documentation Agents or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and any of the Agents, the Co-Documentation Agents, the Collateral Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any of the Agents, the Co-Documentation Agents, the Collateral Agent or any Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents, the Co-Documentation Agents, the Collateral Agent or the Banks to any other or further action in any circumstances without notice or demand.

          12.06  Payments Pro Rata. (a) The Administrative Agent agrees that
                 -----------------
promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement, distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share
                                                                --- ----
of such payment) pro rata based upon their respective shares, if any, of the
                 --- ----
Obligations with respect to which such payment was received.

          (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit

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

Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount; provided, that if all or any portion of such excess amount is thereafter
--------
recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

          12.07  Calculations; Computations. (a) The financial statements to
                 --------------------------
be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Holdings or the U.S. Borrower to the Banks); provided, that (x) fees payable
                                                --------
pursuant to Section 8.08(iii) may be excluded in computations of Consolidated EBITDA, (y) except as otherwise specifically provided herein, all computations determining compliance with Sections 4.02 and 8, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1998 financial statements delivered to the Banks pursuant to
Section 6.10(b) but shall not give effect to purchase accounting adjustments required or permitted by APB 16 (including non-cash write ups and non-cash charges relating to inventory, fixed assets and in process research and development, in each case arising in connection with any Permitted Acquisition) and APB 17 (including non-cash charges relating to intangibles and goodwill arising in connection with any Permitted Acquisition); provided that for
                                                       --------
purposes of any determination of the Euro Equivalent in connection with a mandatory repayment pursuant to Section 4.02(A)(a)(ii), the Euro Equivalent of any Alternate B Currency Loan shall be calculated on the second Business day of each calendar quarter, and (z) if at any time the computations determining compliance with Sections 4.02 and 8 utilize accounting principles different from those utilized in the financial statements furnished to the Banks, such financial statements shall be accompanied by reconciliation work-sheets; provided further, that (i) to the extent expressly required pursuant to the
----------------
provisions of this Agreement, certain calculations shall be made on a Pro Forma
                                                                      --- -----
Basis, and (ii) in the case of any determinations of Consolidated Interest Expense for any portion of any Test Period which ends prior to the Initial Borrowing Date, all computations determining compliance with Section 8.10 and all determinations of the Consolidated Interest Coverage Ratio shall be calculated in accordance with the definition of Test Period contained herein.

          (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

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

          (c) For purposes of this Agreement, the Euro Equivalent of each Alternate B Currency Loan shall be calculated on the date when any such Alternate B Currency Loan is made or repaid, on the second Business Day of each month and at such other times as designated by the Administrative Agent at any time when a Default under Section 9.01 or an Event of Default exists; provided
                                                                      --------
that for purposes of any determination of the Euro Equivalent in connection with a mandatory repayment pursuant to Section 4.02(A)(a)(ii), the Euro Equivalent of any Alternate B Currency Loan shall be calculated on the second Business day of each calendar quarter. Such Euro Equivalent shall remain in effect until the same is recalculated by the Administrative Agent as provided above and notice of such recalculation is received by the U.S. Borrower and the German Borrower, it being understood that until such notice is received, the Euro Equivalent shall be that Euro Equivalent as last reported to the Borrowers by the Administrative Agent. The Administrative Agent shall promptly notify each Borrower and the Banks of each such determination of the Euro Equivalent.

          12.08  Governing Law; Submission to Jurisdiction; Venue. (a) THIS
                 ------------------------------------------------
AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. Each Credit Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Credit Party, at its address for notices pursuant to Section 12.03, such service to become effective 30 days after such mailing. Each Credit Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Agents, the Co-Documentation Agents, the Collateral Agent or any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction. In addition, the German Borrower hereby appoints CT Corporation System as its agent to receive service of process in connection with this Agreement or any other Credit Document.

          (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to

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

plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          12.09  Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings, the U.S. Borrower and the Administrative Agent.

          12.10  Effectiveness. This Agreement shall become effective on the
                 -------------
date (the "Effective Date") on which Holdings, each Borrower, each of the Banks, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give Holdings, the U.S. Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

          12.11  Headings Descriptive. The headings of the several sections and
                 --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          12.12  Amendment or Waiver; etc. (a) Neither this Agreement nor any
                 -------------------------
other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination
                --------
shall, without the consent of each Bank (other than a Defaulting Bank) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the A Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, (ii) release all or substantially all of the Collateral (except as expressly provided in the Security Documents) under all the Security Documents, (iii) release all or substantially all of the Guarantees (except as expressly provided in the Credit Documents), (iv) amend, modify or waive any provision of this Section 12.12, (v) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or (vi) consent to the assignment or transfer by a Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or
                ----------------
termination shall (1) increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an

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

increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (2) without the consent of BTCo, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit or Swingline Loans, (3) without the consent of each applicable Agent, amend, modify or waive any provision of
Section 11 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent, (4) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (5) without the consent of the Majority Banks of each Facility which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Banks of each Facility in the case of an amendment to the definition of Majority Banks), amend the definition of Majority Banks or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Facilities pursuant to Section 4.01(a) or 4.02(B) (although the Required Banks may waive, in whole or in part, any such prepayment, repayment or commitment reduction so long as the application, as amongst the various Facilities, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), (6) without the consent of the Supermajority Banks of the respective Facility, amend the definition of Supermajority Banks or amend downward, waive or reduce any Scheduled Repayment of such affected Facility or (7) without the consent of the Indemnifying Banks holding a majority of the then outstanding Indemnity Participations, amend, modify, terminate or waive any provision of Section 1.14 or of the component definitions used therein.

          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clause
(a)(i) through (v), inclusive, of the first proviso to Section 12.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the U.S. Borrower shall have the right, so long as all non-consenting Banks whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Bank's Commitments and repay in full its outstanding Loans, in accordance with Sections 3.02(b) and/or 4.01(b), provided that, unless the Commitments terminated and
                        --------
Loans repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or outstanding Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Banks (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that the
                                                     ----------------
U.S. Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 12.12(a).

          (c) In connection with any replacement of Banks pursuant to, and as contemplated by, this Section 12.12, the German Borrower hereby irrevocably authorizes the U.S. Borrower to take all necessary action, in the name of the German Borrower, as described above in this Section 12.12 in order to effect the replacement of the respective Bank or Banks in accordance with this Section 12.12.

          12.13  Survival. All indemnities set forth herein including, without
                 --------
limitation, in Section 1.10, 1.11, 2.05, 4.04, 11.07 or 12.01, shall, subject to the provisions of Section 12.19 (to the extent applicable), survive the execution and delivery of this Agreement and the making and repayment of the Loans.

          12.14  Domicile of Loans. Each Bank may transfer and carry its Loans
                 -----------------
at, to or for the account of any branch office, subsidiary or affiliate of such Bank; provided, that a Borrower shall not be responsible for costs arising under
      --------
Section 1.10, 1.11, 2.05 or 4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12) to the extent such costs would not otherwise be applicable to such Bank in the absence of such transfer.

          12.15  Confidentiality. (a) Each of the Banks agrees that it will
                 ---------------
use its best efforts not to disclose without the prior consent of the U.S. Borrower (other than to its employees, officers, directors, auditors, counsel or other professional advisors, to affiliates or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to Holdings, either Borrower or any of their respective Subsidiaries which is furnished pursuant to this Agreement; provided, that any Bank may (without such
                                      --------
consent) disclose any such information (a) as was generally available to the public at the time of disclosure or as has become generally available to the public or has become available to such Bank on a non-confidential basis, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board, the Federal Deposit Insurance Corporation, the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation or other legal process, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any prospective transferee or its investment advisor in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank; provided, that such prospective
                                            --------
transferee or investment advisor agrees to be bound by the provisions of this
Section 12.15 to the same extent as such Bank.

          (b) Each of Holdings and each Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings and its Subsidiaries, provided that such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such Bank).

          12.16  Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT
                 --------------------
HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          12.17  Judgment Currency. (a) The Credit Parties' obligations
                 -----------------
hereunder and under the other Credit Documents to make payments in the applicable Approved Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective Bank of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such Bank under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the Approved Currency Equivalent, and, in the case of other currencies, the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent determined, in each case, as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Approved Currency Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          12.18  Euro. If at any time that an Alternate B Currency Loan is
                 ----
outstanding, the relevant Alternate B Currency is fully replaced as the lawful currency of the country that issued such Alternate B Currency (the "Issuing Country") by the Euro so that all payments are to be made in the Issuing Country in Euros and not in the Alternate B Currency previously the lawful currency of such country, then such Alternate B Currency Loan shall be automatically converted into a Loan denominated in Euros in a principal amount equal to the amount of Euros into which the principal amount of such Alternate B Currency Loan would be converted pursuant to the EMU Legislation and thereafter no further Loans will be available in such Alternate B Currency, with the basis of accrual of interest, notice requirements and payment offices with respect to such converted Loans to be that consistent with the convention and practices in the London interbank market for Euro denominated Loans.

          12.19  Limitation on Additional Amounts, etc. Notwithstanding
                 --------------------------------------
anything to the contrary contained in Section 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Bank gives

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

notice to the respective Borrower that it is obligated to pay an amount under such Section within six months after the later of (x) the date the Bank incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Bank has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Bank shall only be entitled to be compensated for such amount by such Borrower pursuant to said
Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent of the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital that are incurred or suffered on or after the date which occurs six months prior to such Bank giving notice to such Borrower that it is obligated to pay the respective amounts pursuant to said
Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 12.19 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

          12.20  Post-Closing Actions. Notwithstanding anything to the contrary
                 --------------------
contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that:

          (a)  Security Document Filings. Form UCC-1 financing statements (or
               -------------------------
     other appropriate local equivalent) delivered by the Borrower to the Collateral Agent on the Initial Borrowing Date shall be filed in the appropriate governmental office within 5 days following the Initial Borrowing Date.

          (b)  Opinions of Foreign Counsel. Within 90 days following the Initial
              ---------------------------
     Borrowing Date, the Collateral Agent shall have received additional opinions, addressed to each Agent, the Collateral Agent and each of the Banks from foreign counsel to Credit Parties and/or the Agents reasonably satisfactory to the Collateral Agent, which opinions (x) shall cover the perfection and enforceability as against third parties of the security interests granted pursuant to the Security Documents and such other matters relating to the transactions contemplated herein as the Collateral Agent may reasonably request and (y) shall be in form and substance reasonably satisfactory to the Collateral Agent.

          (c)  Real Estate Matters. Within 90 days following the Initial
              -------------------
     Borrowing Date, the U.S. Borrower shall have used commercially reasonable efforts to obtain such estoppel letters, landlord waiver letters, non-disturbance letters and similar assurances as may have been reasonably requested by the Collateral Agent, which letters shall be in form and substance reasonably satisfactory to the Collateral Agent.

          (d)  Foreign Pledge Agreements. Within 90 days following the Initial
               -------------------------
     Borrowing Date, the U.S. Borrower shall have duly authorized, executed and delivered a Foreign Pledge Agreement covering 65% of the capital stock of each first-tier Foreign Subsidiary of such U.S. Borrower (other than an Excluded Pledge Subsidiary), in each case together with evidence of the completion of all recordings and filings of, or with respect to the Foreign Pledge Agreements as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interest intended to be created by the Foreign Pledge Agreements.

          (e)  Dade County Mortgaged Property. With respect to the Mortgaged
               ------------------------------
     Property located at 1851 Delaware Parkway, Dade County, Florida (which is the subject of a contemplated sale as of the Initial Borrowing Date), on or prior to the Initial Borrowing Date, the U.S. Borrower will execute and deliver to the Collateral Agent a Mortgage (in notarized form), and the U.S. Borrower and the Collateral Agent will agree on the form of the title policy to be issued in connection therewith, the form of legal opinion to be delivered in connection therewith and the valuation of such Mortgaged Property. If such Mortgaged Property is not sold by December 31, 1999, (i) the Collateral Agent shall be entitled to file such Mortgage in the appropriate filing office, (ii) the U.S. Borrower will cause to be delivered to the Collateral Agent the title policy and opinion in the form referred to above and (iii) the U.S. Borrower will pay the mortgage recording tax, intangible tax and title policy premium payable in connection therewith.

          All provisions of this Credit Agreement and the other Credit Documents (including, without limitation, all conditions precedent, representations, warranties, covenants, events of default and other agreements herein and therein) shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods, required above, rather than as otherwise provided in the Credit Documents); provided, that (x) to the extent any representation and warranty
            --------
would not be true because the foregoing actions were not taken on the Initial Borrowing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 12.20 and (y) all representations and warranties relating to the Security Documents shall be required to be true immediately after the actions required to be taken by Section 12.20 have been taken (or were required to be taken). The acceptance of the benefits of the Loans shall constitute a representation, warranty and covenant by the Borrowers to each of the Banks that the actions required pursuant to this Section 12.20 will be, or have been, taken within the relevant time periods referred to in this Section
12.20 and that, at such time, all representations and warranties contained in this Credit Agreement and the other Credit Documents shall then be true and correct in all material respects without any modification pursuant to this
Section 12.20. The parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods required above, shall give rise to an immediate Event of Default pursuant to this Agreement.

          12.21  Senior Subordinated Notes. The U.S. Borrower intends that (a)
                 -------------------------
the A Revolving Loan Facility, the B Revolving Loan Facility and a portion of the Term Loans contemplated by this Agreement will constitute indebtedness pursuant to the Bank Credit Agreement exception to the Senior Subordinated Note Indenture (as described in clause (ii) of the definition of Permitted Indebtedness therein) and (b) the balance of the Term Loans contemplated by this Agreement will constitute indebtedness incurred in compliance with the limitation on indebtedness covenant set forth in the Senior Subordinated Note Indenture.

          SECTION 13.  Holdings Guaranty.
                       -----------------

          13.01  The Guaranty. In order to induce the Banks to enter into this
                 ------------
Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans and the issuance of the Letters of Credit, Holdings hereby agrees with the Banks as follows: Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of each of the Borrowers to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of the Borrowers to the Guaranteed Creditors becomes due and payable hereunder, Holdings unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrowers), then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings, notwithstanding any revocation of this Holdings Guaranty or any other instrument evidencing any liability of the Borrowers, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          13.02  Bankruptcy. Additionally, Holdings unconditionally and
                 ----------
irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrowers to the Guaranteed Creditors whether or not due or payable by any Borrower upon the occurrence of any of the events specified in Section 9.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in the applicable Approved Currency.

          13.03  Nature of Liability. The liability of Holdings hereunder is
                 -------------------
exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrowers whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder is not affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower, or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations which any such Guaranteed Creditor repays to any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          13.04  Independent Obligation. The obligations of Holdings hereunder
                 ----------------------
are independent of the obligations of any Borrower, any other guarantor or any other person, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any Borrower, any other guarantor or any other person and whether or not any Borrower, any other guarantor or any other person be joined in any such action or actions. Holdings waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrowers or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to Holdings. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Holdings Guaranty, and this Holdings Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

          13.05  Authorization. Holdings authorizes the Guaranteed Creditors
                 -------------
without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Holdings Guaranty shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, the Borrowers or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Guaranteed Creditors regardless of what liability or liabilities of Holdings or such Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Holdings Guaranty.

          13.06  Reliance. It is not necessary for any Guaranteed Creditor to
                 --------
inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          13.07  Subordination. Any of the indebtedness of any Borrower now or
                 -------------
hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of such Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of such Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of the Borrowers to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Holdings Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any of the indebtedness of any Borrower to Holdings, Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Holdings hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Holdings Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

          13.08  Waiver. (a) Holdings waives any right (except as shall be
                 ------
required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against any Borrower, any other guarantor or any other person, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor or any other person or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Holdings waives any defense based on or arising out of any defense of any Borrower, any other guarantor or any other person, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other person, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Borrower, any other guarantor or any other person, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid in full. Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any Borrower or any other person or any security.

          (b) Holdings waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Holdings Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of each Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.

          (c) Holdings hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by real property located in the State of California, Holdings shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing Holdings' or any secured creditor's right to proceed against any Borrower or any other guarantor of the Guaranteed Obligations.

          (d) Holdings hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Holdings hereby further waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to Holdings under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of the California Civil Code.

          (e) Holdings further understands, is aware and hereby acknowledges that if the Guaranteed Creditors elect to nonjudicially foreclose on any real property security located in the State of California any right of subrogation of Holdings against any Credit Party may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, Holdings may have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel. Holdings waives all rights and defenses arising out of an election of remedies by the Banks, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

          (f) Until such time as the Guaranteed Obligations (other than indemnification obligations which are not then due and owing) have been paid in full in cash, Holdings hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Holdings Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) to the claims of the Guaranteed Creditors against any Borrower or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Borrower or any other guarantor which it may at any time otherwise have as a result of this Holdings Guaranty.

          13.09  Nature of Liability.  It is the desire and intent of Holdings
                 -------------------
and the Guaranteed Creditors that this Holdings Guaranty shall be enforced against Holdings to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Holdings under this Holdings Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of Holdings shall be deemed to be reduced and Holdings shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

          13.10  Payment.  All payments made by Holdings pursuant to this
                 -------
Section 13 shall be made in the applicable Approved Currency in which the Guaranteed Obligations are then due and payable. All payments made by Holdings pursuant to this Section 13 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Section 4.04.

          SECTION 14.  U.S. Borrower Guaranty.
                       ----------------------

          14.01  The Guaranty.  In order to induce the Banks to enter into this
                 ------------
Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the U.S. Borrower from the proceeds of the Loans and the issuance of the Letters of Credit, the U.S. Borrower hereby agrees with the Banks as follows: the U.S. Borrower hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Foreign Guaranteed Obligations of the German Borrower to the Guaranteed Creditors. If any or all of the Foreign Guaranteed Obligations of the German Borrower to the Guaranteed Creditors becomes due and payable hereunder, the U.S. Borrower unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Foreign Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Foreign Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the German Borrower), then and in such event the U.S. Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the U.S. Borrower, notwithstanding any revocation of this U.S. Borrower Guaranty or any other instrument evidencing any liability of the German Borrower, and the U.S. Borrower shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          14.02  Bankruptcy.  Additionally, the U.S. Borrower unconditionally
                 ----------
and irrevocably guarantees the payment of any and all of the Foreign Guaranteed Obligations of the German Borrower to the Guaranteed Creditors whether or not due or payable by the German Borrower upon the occurrence of any of the events specified in Section 9.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in the applicable Approved Currency.

          14.03  Nature of Liability.  The liability of the U.S. Borrower
                 -------------------
hereunder is exclusive and independent of any security for or other guaranty of the Foreign Guaranteed Obligations of the German Borrower whether executed by the U.S. Borrower, any other guarantor or by any other party, and the liability of the U.S. Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by the German Borrower or by any other party, or
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Foreign Guaranteed Obligations of the German Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the German Borrower, or (e) any payment made to any Guaranteed Creditor on the Foreign Guaranteed Obligations which any such Guaranteed Creditor repays to the German Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the U.S. Borrower waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          14.04  Independent Obligation.  The obligations of  the U.S. Borrower
                 ----------------------
hereunder are independent of the obligations of the German Borrower, any other guarantor or any other person, and a separate action or actions may be brought and prosecuted against the U.S. Borrower whether or not action is brought against the German Borrower, any other guarantor or any other person and whether or not the German Borrower, any other guarantor or any other person be joined in any such action or actions. The U.S. Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the German Borrower or other circumstance which operates to toll any statute of limitations as to the German Borrower shall operate to toll the statute of limitations as to the U.S. Borrower. No invalidity, irregularity or unenforceability of all or any part of the Foreign Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this U.S. Borrower Guaranty, and this U.S. Borrower Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Foreign Guaranteed Obligations.

          14.05  Authorization.  The U.S. Borrower authorizes the Guaranteed
                 -------------
Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Foreign Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this U.S. Borrower Guaranty shall apply to the Foreign Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Foreign Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Foreign Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the German Borrower or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, the German Borrower or other obligors;

          (e) settle or compromise any of the Foreign Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the German Borrower to its creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the German Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the U.S. Borrower or the German Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the U.S. Borrower from its liabilities under this U.S. Borrower Guaranty.

          14.06  Reliance.  It is not necessary for any Guaranteed Creditor to
                 --------
inquire into the capacity or powers of the German Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Foreign Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          14.07  Subordination.  Any of the indebtedness of the German Borrower
                 -------------
now or hereafter owing to the U.S. Borrower is hereby subordinated to the Foreign Guaranteed Obligations of the German Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the German Borrower to the U.S. Borrower shall be collected, enforced and received by the U.S. Borrower for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Foreign Guaranteed Obligations of the German Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of the U.S. Borrower under the other provisions of this U.S. Borrower Guaranty. Prior to the transfer by the U.S. Borrower of any note or negotiable instrument evidencing any of the indebtedness of the German Borrower to the U.S. Borrower, the U.S. Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the U.S. Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this U.S. Borrower Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Foreign Guaranteed Obligations have been irrevocably paid in full in cash.

          14.08  Waiver.  (a)  The U.S. Borrower waives any right (except as
                 ------
shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the German Borrower, any other guarantor or any other person, (ii) proceed against or exhaust any security held from the German Borrower, any other guarantor or any other person or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. The U.S. Borrower waives any defense based on or arising out of any defense of the German Borrower, any other guarantor or any other person, other than payment in full of the Foreign Guaranteed Obligations, based on or arising out of the disability of German Borrower, any other guarantor or any other person, or the validity, legality or unenforceability of the Foreign Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the German Borrower other than payment in full of the Foreign Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the German Borrower, any other guarantor or any other person, or any security, without affecting or impairing in any way the liability of the U.S. Borrower hereunder except to the extent the Foreign Guaranteed Obligations have been paid in full. The U.S. Borrower waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the U.S. Borrower against the German Borrower or any other person or any security.

          (b) The U.S. Borrower waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this U.S. Borrower Guaranty, and notices of the existence, creation or incurring of new or additional Foreign Guaranteed Obligations. The U.S. Borrower assumes all responsibility for being and keeping itself informed of the German Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Foreign Guaranteed Obligations and the nature, scope and extent of the risks which the U.S. Borrower assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the U.S. Borrower of information known to them regarding such circumstances or risks.

          (c) The U.S. Borrower hereby acknowledges and affirms that it understands that to the extent the Foreign Guaranteed Obligations are secured by real property located in the State of California, the U.S. Borrower shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the U.S. Borrower's or any secured creditor's right to proceed against the German Borrower or any other guarantor of the Foreign Guaranteed obligations.

          (d) The U.S. Borrower hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. The U.S. Borrower hereby further waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the U.S. Borrower under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of the
California Civil Code.

          (e) The U.S. Borrower further understands, is aware and hereby acknowledges that if the Guaranteed Creditors elect to nonjudicially foreclose on any real property security located in the State of California any right of subrogation of the U.S. Borrower against any Credit Party may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, the U.S. Borrower may have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel. The U.S. Borrower waives all rights and defenses arising out of an election of remedies by the Banks, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

          (f) Until such time as the Foreign Guaranteed Obligations (other than indemnification obligations which are not then due and owing) have been paid in full in cash, the U.S. Borrower hereby waives all rights of subrogation which it may at any time otherwise have as a result of this U.S. Borrower Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) to the claims of the Guaranteed Creditors against German Borrower or any other guarantor of the Foreign Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the German

Borrower or any other guarantor which it may at any time otherwise have as a result of this U.S. Borrower Guaranty.

          14.09  Nature of Liability.  It is the desire and intent of the U.S.
                 -------------------
Borrower and the Guaranteed Creditors that this U.S. Borrower Guaranty shall be enforced against the U.S. Borrower to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the U.S. Borrower under this U.S. Borrower Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Foreign Guaranteed Obligations of the U.S. Borrower shall be deemed to be reduced and the U.S. Borrower shall pay the maximum amount of the Foreign Guaranteed Obligations which would be permissible under applicable law.

          14.10  Payment.  All payments made by the U.S. Borrower pursuant to
                 -------
this Section 14 shall be made in the applicable Approved Currency in which the Foreign Guaranteed Obligations are then due and payable. All payments made by the U.S. Borrower pursuant to this Section 14 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Section 4.04.


                                 *     *     *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                   DADE BEHRING HOLDINGS, INC.

                                   By: /s/ John Duffey
                                       -------------------------------------
                                       Title: Vice President


                                   DADE BEHRING INC.

                                   By: /s/ John Duffey
                                       ----------------------------------
                                       Title: Corporate Vice President


                                   DADE BEHRING HOLDING GMBH

                                   By: /s/ John Duffey
                                       ----------------------------------
                                       Title: Vice President


                                   BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent

                                   By: /s/ Mary Kay Coyle
                                       ----------------------------------
                                       Title: Managing Director


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                       Individually and as Syndication Agent

                                   By: /s/ Mark Denatale
                                       ---------------------------------
                                       Title: Associate with Power of Attorney


                                   DLJ CAPITAL FUNDING, INC.

                                   By: /s/ Stephen P. Hickey
                                       ---------------------------------
                                       Title: Managing Director

                                   MORGAN STANLEY SENIOR FUNDING, INC.,
                                       Individually and as a Co-Documentation
                                       Agent

                                   By: /s/ Michael A. Hart
                                       ---------------------------------
                                       Title: Principal


                                   DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                       BRANCHES

                                   By: /s/ Gred Lengfeld
                                       ---------------------------------
                                       Title: Senior Vice President


                                   By: /s/ Christian Haak
                                       ---------------------------------
                                       Title: Vice President


                                   DRESDNER BANK AG, FRANKFURT BRANCH

                                   By: /s/ Mr. Weinmann
                                       ---------------------------------
                                       Title: Managing Director


                                   By: /s/ Mr. Engelberth
                                       ---------------------------------
                                       Title: Vice President


                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By: /s/ Christopher C. Cavaiani
                                       ---------------------------------
                                       Title: Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By: /s/ John C. Oberle
                                       ---------------------------------
                                       Title: Vice President


                                   THE FUJI BANK, LIMITED

                                   By: /s/ Tetsuo Kamatsu
                                       ---------------------------------
                                       Title: Senior Vice President & Group Head


                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ F.C.H. Ashby
                                       ---------------------------------
                                       Title: Senior Manager Loan Operations


                                   MEESPIERSON, CAPITAL CORP.

                                   By: /s/ John O'Connor
                                       ---------------------------------
                                       Title: Managing Director


                                   By: /s/ Eugene Oliva
                                       ---------------------------------
                                       Title: Assistant Vice President


                                   ABN AMRO BANK N.V.

                                   By: /s/ Stephen Jones
                                       ---------------------------------
                                       Title: Group Vice President


                                   By: /s/ Angela Reitz
                                       ---------------------------------
                                       Title: Vice President

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                   By: /s/ Vicky Soo
                                       ---------------------------------
                                       Title: Assistant Vice President


                                   THE MITSUBISHI TRUST AND BANKING CORPORATION

                                   By: /s/ Beatrice Kossodo
                                       ---------------------------------
                                       Title: Senior Vice President


                                   THE DAI-ICHI KANGYO BANK, LTD. CHICAGO BRANCH

                                   By: /s/ Nobuyasu Fukatsu
                                       ---------------------------------
                                       Title: General Manager


                                   ORIX BUSINESS CREDIT, INC.

                                   By: /s/ Michael J. Cox
                                       ---------------------------------
                                       Title: Senior Vice President


                                   CREDIT AGRICOLE INDOSUEZ

                                   By: /s/ Sarah U. Johnston
                                       ---------------------------------
                                       Title: Vice President/Senior Relationship
                                              Manager

                                   By: /s/ Susan C. Knight
                                       ---------------------------------
                                       Title: Vice President

                                 THE BANK OF NEW YORK


                                 By: /s/ John-Paul Marotta
                                     ----------------------------------------
                                     Title: Vice President


                                 BANKBOSTON, N.A.


                                 By: /s/ Christopher J. Wickles
                                     ----------------------------------------
                                     Title: Vice President


                                 WEBSTER BANK


                                 By: /s/ Juliana B. Dalton
                                     ----------------------------------------
                                     Title: Vice President


                                 IMPERIAL BANK, A CALIFORNIA BANKING
                                   CORPORATION


                                 By: /s/ Ray Vadalma
                                     ----------------------------------------
                                     Title: Senior Vice President


                                 NATEXIS BANQUE BFCE


                                 By: /s/ Jordan Sadler
                                     ----------------------------------------
                                     Title: Associate


                                 By: /s/ Frank H. Madden, Jr.
                                     ----------------------------------------
                                     Title: Vice President & Group Manager

                                 BANK POLSKA CASA OPIEKI S.A.
                                 PEKAO S.A. GROUP


                                 By: /s/ Barry W. Henry
                                     ----------------------------------------
                                     Title: Vice President/
                                            Senior Lending Officer


                                 CITY NATIONAL BANK


                                 By: /s/ Kim R. Bingham
                                     ----------------------------------------
                                     Title: Senior Vice President


                                 CRESCENT/MACH I PARTNERS, L.P.
                                 by: TCW Asset Management Company
                                 Its Investment Manager


                                 By: /s/ Jonathan R. Insull
                                     ----------------------------------------
                                     Title: Vice President

                                 LIST OF BANKS
                                 -------------

                                A Term Loan      B Term Loan      C Term Loan      A Revolving      B Revolving
            Bank                Commitment       Commitment       Commitment     Loan Commitment  Loan Commitment   Indemnity Amount
            ----                ----------       ----------       ----------     ---------------  ----------------  ----------------
Bankers Trust Company         $ 33,846,153.85  $268,500,000.00  $270,000,000.00  $ 27,692,307.69   E 38,988,815.79    E

Goldman Sachs Credit            25,384,615.38    20,500,000.00    22,000,000.00    20,769,230.77     13,367,593.98
 Partners L.P.

Donaldson, Lufkin &             20,096,153.85                                      16,442,307.69     10,582,678.57
 Jenrette Securities
 Corporation

Morgan Stanley Senior           20,096,153.85                                      16,442,307.69     10,582,678.57
 Funding, Inc.

Dresdner Bank AG                19,038,461.54                                      15,576,923.08     10,025,695.49
The First National Bank of      14,807,692.31     5,000,000.00     5,000,000.00    12,115,384.62      7,797,763.16
 Chicago

Credit Lyonnais New York        14,807,692.31                                      12,115,384.62      7,797,763.16
 Branch

The Fuji Bank, Limited *        14,807,692.31                                      12,115,384.62                        7,797,763.16

The Bank of Nova Scotia         14,807,692.31                                      12,115,384.62      7,797,763.16

MeesPierson, Capital Corp.      14,807,692.31                                      12,115,384.62      7,797,763.16

ABN Amro Bank N.V.              12,692,307.69                                      10,384,615.38      6,683,796.99

Bank of Tokyo-Mitsubishi *      10,576,923.08     3,000,000.00                      8,653,846.15                        5,569,830.83

The Mitsubishi Trust and        10,576,923.08                                       8,653,846.15      5,569,830.83
 Banking Corporation

Dai-Ichi Kango Bank, Ltd.        6,346,153.85                                       5,192,307.69      3,341,898.50

* Indemnifying Bank

                                A Term Loan      B Term Loan      C Term Loan      A Revolving      B Revolving
           Bank                 Commitment       Commitment       Commitment     Loan Commitment  Loan Commitment   Indemnity Amount
           ----                 ----------       ----------       ----------     ---------------  ---------------   ----------------
Orix Business Credit, Inc. *     6,346,153.85                                       5,192,307.69                        3,341,898.50

Credit Agricole Indosuez         6,346,153.85                                       5,192,307.69      3,341,898.50

The Bank of New York             6,346,153.85                                       5,192,307.69      3,341,898.50

BankBoston, N.A.                 6,346,153.85                                       5,192,307.69      3,341,898.50

Webster Bank *                   4,230,769.23                                       3,461,538.46                        2,227,932.33

Imperial Bank, A California      4,230,769.23                                       3,461,538.46                        2,227,932.33
 Banking Corporation *

Natexis Banque BFCE              4,230,769.23                                       3,461,538.46      2,227,932.33

Bank Polska Casa Opieki S.A.     2,115,384.62                                       1,730,769.23      1,113,966.17
Pekao S.A. Group

City National Bank               2,115,384.62                                       1,730,769.23      1,113,966.17

TCW-Mach I                                        3,000,000.00     3,000,000.00

Total:                        $275,000,000.00  $300,000,000.00  $300,000,000.00  $225,000,000.00  E 144,815,601.47   E 21,165,357.15
                              ===============  ===============  ===============  ===============  ================   ===============

* Indemnifying Bank

                                                                        ANNEX II
                                                                        --------

                                BANK ADDRESSES
                                --------------

Bank                                                Address
----                                                -------
Bankers Trust Company                               One Bankers Trust Plaza
                                                    New York, NY 10006
                                                    Attention: Cathy Madigan
                                                    Telephone No.: (212) 250-7155
                                                    Facsimile No.: (212) 669-1533

Goldman Sachs Credit Partners L.P.                  85 Broad Street
                                                    New York, NY 10004
                                                    Attention: Rick Van Zijl
                                                    Telephone No.: (212) 902-6160
                                                    Facsimile No.: (212) 357-0932

Morgan Stanley Senior Funding, Inc.                 Two World Trade Center
                                                    72nd Floor
                                                    New York, NY 10048
                                                    Attention: Kevin Egan
                                                    Telephone No.: (212) 392-5845
                                                    Facsimile No.: (212) 392-5345

DLJ Capital Funding, Inc.                           277 Park Avenue
                                                    New York, NY 10172
                                                    Attention: Steve Hickey
                                                    Telephone No.: (212) 892-2403
                                                    Facsimile No.: (212) 892-5286

Dresdner Bank AG, New York and Grand Cayman         75 Wall Street
 Branches                                           34th Floor
                                                    New York, NY 10005
                                                    Attention: Christian Haak
                                                    Telephone No.: (212) 429-2253
                                                    Facsimile No.: (212) 429-3012

Dresdner Bank AG, Frankfurt Branch                  Gallusanlage 2
                                                    60301 Frankfort am Main
                                                    Attention: Mr. Engelberth
                                                    Telephone No.: 00-49-69-263-7974
                                                    Facsimile No.: 00-49-69-263-12850

The First National Bank of Chicago                  One First National Plaza
                                                    14th Floor, Suite 0088
                                                    Chicago, IL 60670-0088
                                                    Attention: Martha McGuire
                                                    Telephone No.: (312) 732-7093
                                                    Facsimile No.: (312) 732-5161

Credit Lyonnais New York Branch                     1301 Avenue of the Americas
                                                    New York, NY 10019-6022
                                                    Attention: John Oberle
                                                    Telephone No.: (212) 261-7344
                                                    Facsimile No.: (212) 261-3440

The Fuji Bank, Limited                              225 West Wacker Drive
                                                    Suite 2000
                                                    Chicago, IL 60606
                                                    Attention: Peter Chinnici
                                                    Telephone No.: (312) 621-0515
                                                    Facsimile No.: (312) 621-3386

The Bank of Nova Scotia                             181 West Madison Street
                                                    Suite 3700
                                                    Chicago, IL 60602
                                                    Attention: Shirish Patel
                                                    Telephone No.: (312) 201-4188
                                                    Facsimile No.: (312) 201-4108

MeesPierson, Capital Corp.                          3 Stamford Plaza
                                                    301 Tresser Boulevard, 9th Floor
                                                    Stamford, CT 06901-3239
                                                    Attention: John O'Connor
                                                    Telephone No.: (203) 705-5700
                                                    Facsimile No.: (203) 705-5890

ABN Amro Bank N.V.                                  135 South LaSalle Street
                                                    Suite 725
                                                    Chicago, IL 60603
                                                    Attention: Judy Chiang
                                                    Telephone No.: (312) 904-2549
                                                    Facsimile No.: (312) 904-1028

Bank of Tokyo-Mitsubishi                            1251 Sixth Avenue
                                                    New York, NY 10020-1104
                                                    Attention: Paul Malecki
                                                    Telephone No.: (212) 782-4343
                                                    Facsimile No.: (212) 782-4981

The Mitsubishi Trust and Banking Corporation        530 Madison Avenue
                                                    25th Floor
                                                    New York, NY 10022
                                                    Attention: Eric Mann
                                                    Telephone No.: (212) 891-8243
                                                    Facsimile No.: (212) 644-6825

Dai-Ichi Kango Bank, Ltd.                           10 South Wacker Drive
                                                    Chicago, IL 60606
                                                    Attention: Norm Fedder
                                                    Telephone No.: (312) 876-8600
                                                    Facsimile No.: (312) 876-2011

Orix Business Credit, Inc.                          846 East Algonquin Road
                                                    Schaumburg, IL 60173
                                                    Attention: Clif Gil
                                                    Telephone No.: (847) 397-7585
                                                    Facsimile No.: (847) 397-7845

Credit Agricole Indosuez                            55 East Monroe Street
                                                    Suite 4700
                                                    Chicago, IL 60603-5702
                                                    Attention: Ernest Hodge
                                                    Telephone No.: (312) 917-7441
                                                    Facsimile No.: (312) 372-9329

The Bank of New York                                One Wall Street
                                                    New York, NY 10286
                                                    Attention: John Paul Marotta
                                                    Telephone No.: (212) 635-8204
                                                    Facsimile No.: (212) 635-1208

BankBoston, N.A.                                    100 Federal Street
                                                    M/S 01-08-05
                                                    Boston, MA 02110
                                                    Attention: Chris Wickles
                                                    Telephone No.: (617) 434-8144
                                                    Facsimile No.: (617) 434-4929

Webster Bank                                        City Place II
                                                    185 Asylum Street, 5th Floor
                                                    Hartford, CT 06103-3494
                                                    Attention: Juliana Dalton
                                                    Telephone No.: (860) 692-1340
                                                    Facsimile No.: (860) 947-1872

Imperial Bank, A California Banking Corporation     9920 South La Cienaga Boulevard
                                                    Inglewood, CA 90301
                                                    Attention: Ray Vadalma
                                                    Telephone No.: (310) 417-5710
                                                    Facsimile No.: (310) 417-5997

Natexis Banque BFCE                                 645 Fifth Avenue
                                                    20th Floor
                                                    New York, NY 10022
                                                    Attention: Frank Madden
                                                    Telephone No.: (212) 872-5180
                                                    Facsimile No.: (212) 872-5045

Bank Polska Casa Opieki S.A.                        470 Park Avenue South
Pekao S.A. Group                                    15th Floor
                                                    New York, NY 10016
                                                    Attention: Barry Henry
                                                    Telephone No.: (212) 251-1203
                                                    Facsimile No.: (212) 679-5910

City National Bank                                  400 North Roxbury Drive
                                                    Beverly Hills, CA 90210
                                                    Attention: Randall Watsek
                                                    Telephone No.: (310) 888-6131
                                                    Facsimile No.: (310) 888-6564

The Trust Company of the West                       200 Park Avenue
                                                    Suite 2200
                                                    New York, NY 10166
                                                    Attention: Jonathan Berg
                                                    Telephone No.: (212) 771-4138
                                                    Facsimile No.: (212) 771-4159